                                                                               .
                                                                               .
                                                                               .
                                                                   EXHIBIT 10.7



                               TABLE OF CONTENTS


ARTICLE 1 BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS....................1


ARTICLE 2 DEMISE; RENEWAL TERM AND TERM......................................3

      Section 2.01. Demise...................................................3
      Section 2.02. Renewal Terms............................................3
      Section 2.03. Definition of Term.......................................4

ARTICLE 3 DELIVERY OF THE PREMISES TO TENANT; RENTABLE AREA..................4

      Section 3.01. Delivery of the Premises to Tenant.......................4
      Section 3.02. Completion of the Premises...............................5
      Section 3.03. Rentable Area............................................5
      Section 3.04. Allowances Granted to Tenant.............................6

ARTICLE 4 ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT..................6


ARTICLE 5 BASE RENT..........................................................6

      Section 5.01. Base Rent - Initial Term.................................6
      Section 5.02. Base Rent - Renewal Term.................................7
      Section 5.03. Temporary Rent...........................................8
      Section 5.04. Payment..................................................8
      Section 5.05. Acceptance of Rent.......................................9
      Section 5.06. Survival of Rent Obligation..............................9
      Section 5.07. Default Interest.........................................9

ARTICLE 6 ADDITIONAL RENT....................................................9

      Section 6.01. Operating Expenses.......................................9
      Section 6.02. Real Estate Taxes.......................................15
      Section 6.03. Parking.................................................17
      Section 6.04. Additional Rent Defined.................................17
      Section 6.05. Rent Defined............................................17

ARTICLE 7 SERVICES BY LANDLORD..............................................17

      Section 7.01. Services Generally......................................17
      Section 7.02. Interruption in Services................................17

ARTICLE 8 UTILITIES.........................................................18

      Section 8.01. Computerized Energy Management System...................18
      Section 8.02. Water, Heating, Ventilating and Air Conditioning........19
      Section 8.03. Electricity.............................................19
      Section 8.04. Tenant's Security Regulations...........................20
      Section 8.05. Building Security System................................20

ARTICLE 9 USE...............................................................20


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
ARTICLE 10 COMPLIANCE WITH LAWS.............................................20


ARTICLE 11 OBSERVANCE OF BUILDING'S RULES AND REGULATIONS;
HAZARDOUS MATERIALS  .......................................................21

      Section 11.01. Rules and Regulations..................................21
      Section 11.02. Hazardous Materials....................................22

ARTICLE 12 ALTERATIONS......................................................23

      Section 12.01. Approval of Landlord...................................23
      Section 12.02. Ownership of Improvements to Premises..................24

ARTICLE 13 LIENS............................................................24


ARTICLE 14 REPAIRS..........................................................25

      Section 14.01. Tenant's Obligations...................................25
      Section 14.02. Landlord's Obligations.................................25

ARTICLE 15 INSURANCE........................................................26

      Section 15.01. Tenant's Insurance.....................................26
      Section 15.02. Insurance Rating.......................................27
      Section 15.03. Waiver of Subrogation..................................27
      Section 15.04. Landlord Insurance.....................................27
      Section 15.05. Self Insurance and Blanket Insurance...................28

ARTICLE 16 DAMAGE BY FIRE OR OTHER CASUALTY.................................28

      Section 16.01. Termination Rights Due to Damage or Destruction to the
                     Premises...............................................28
      Section 16.02. Damage to the Building.................................29
      Section 16.03. Partial Damage.........................................29
      Section 16.04. Damage During Last Year of Term........................29
      Section 16.05. No Landlord Liability..................................30
      Section 16.06. Apportionment of Rent..................................30

ARTICLE 17 CONDEMNATION.....................................................30

      Section 17.01. Entire Building........................................30
      Section 17.02. Partial Takings Affecting the Premises.................30
      Section 17.03. Termination of Lease...................................31
      Section 17.04. Landlord's Right to Award..............................31

ARTICLE 18 ASSIGNMENT AND SUBLETTING........................................31

      Section 18.01. Permitting Subletting of the Premises..................31
      Section 18.02. Rights of Tenant.......................................32
      Section 18.03. Required Provision in Sublease.........................33
      Section 18.04. Excess Rent............................................33
      Section 18.05. Rights of Landlord.....................................33
      Section 18.06. Permitted Occupants....................................34



                                       ii

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
ARTICLE 19 INDEMNIFICATION..................................................34


ARTICLE 20 SURRENDER OF THE PREMISES........................................35

      Section 20.01. Condition of Premises..................................35
      Section 20.02. Tenant Holdover........................................35

ARTICLE 21 ESTOPPEL CERTIFICATES............................................35


ARTICLE 22 SUBORDINATION AND ATTORNMENT.....................................36

      Section 22.01. Existing Financings....................................36
      Section 22.02. Future Financings......................................36
      Section 22.03. Attornment.............................................37

ARTICLE 23 QUIET ENJOYMENT..................................................37


ARTICLE 24 SIGNS AND FURNISHINGS............................................37

      Section 24.01. Signs and Advertisements...............................37
      Section 24.02. Building Signage.......................................38
      Section 24.03. Furnishings............................................38
      Section 24.04. Satellite Dish.........................................39

ARTICLE 25 DEFAULTS AND REMEDIES............................................39

      Section 25.01. Events of Default......................................39
      Section 25.02. Remedies...............................................40
      Section 25.03. Remedies Cumulative....................................41
      Section 25.04. No Acceptance or Surrender.............................41
      Section 25.05. Customs and Practices..................................41
      Section 25.06. Payment of Tenant's Obligations by Landlord............41
      Section 25.07. Default by Landlord....................................42

ARTICLE 26 SECURITY DEPOSIT.................................................43


ARTICLE 27 INTENTIONALLY OMITTED............................................43


ARTICLE 28 ATTORNEY'S FEES AND LEGAL EXPENSES...............................43


ARTICLE 29 NOTICES..........................................................43


ARTICLE 30 RIGHT OF FIRST REFUSAL...........................................44


ARTICLE 31 MISCELLANEOUS....................................................45

      Section 31.01. No Partnership.........................................45
      Section 31.03. Severability...........................................46
      Section 31.04. Trial by Jury..........................................46
      Section 31.05. Force Majeure..........................................46
      Section 31.06. Captions...............................................46


                                      iii

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
      Section 31.07. Benefit and Burden.....................................46
      Section 31.08. No Representations by Landlord.........................46
      Section 31.09. Entire Agreement.......................................46

                            OFFICE LEASE AGREEMENT



        THIS OFFICE LEASE AGREEMENT is made and entered into this 12th day of August, 1993, by and between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord") and AMERICAN MANAGEMENT SYSTEMS, INC., a Delaware corporation ("Tenant"), upon all terms set forth in this Lease and in all Exhibits hereto, to each and all of which terms Landlord and Tenant hereby mutually agrees, and in consideration of One Dollar and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and of the rents, agreements and benefits flowing between the parties hereto, as follows:


                                  ARTICLE 1
               BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS

        Section 1.01. Each reference to this Lease to information and definitions contained in Article 1 and each use of the terms capitalized and defined in this Section 1.01 shall be deemed to refer to, and shall have the following meanings:

        A.      Building: Hyatt Plaza
                12701 Fair Lakes Circle
                Fairfax, Virginia 22033

        B. Phase I Space: Refers to approximately 51,262 square feet of Rentable Area (defined in Section 3.03 of the Lease) located on the seventh (7th) and eighth (8th) floors of the Building, as more fully described and shown on Exhibit "A" - Part 1.

        C. Phase II Space: Refers to approximately 32,974 square feet of Rentable Area located on the ninth (9th) and tenth (10th) floors of the Building, as more fully described and shown on Exhibit "A" - Part 2.

        D. Phase I Rent Commencement Date: March 1, 1994, subject, however, to the provisions of Section 3.01(c) hereof.

        E. Phase I Rent: Refers to an amount equal to the product obtained by multiplying $17.37 by the number of square feet of Rentable Area in the Phase I Space.

        F. Phase II Rent Commencement Date: March 1, 1995, subject, however, to the provisions of Section 3.01(d) hereof.

        G. Phase II Rent: Refers to an amount equal to the product obtained by multiplying $17.80 by the number of square feet of Rentable Area in the Phase II Space.

        H.      Initial Term: Ten (10) years.

        I.      Commencement Date: March 1, 1994.

        J.      Expiration Date: February 29, 2004.

        K.      Rentable Area of the Building: 252,395 square feet.

        L.      Base Rent: Refers to the following:

                (i) From the Phase I Rent Commencement Date to the Phase II Commencement Date the Phase I Rent, any Temporary Rent (defined in Section 5.03) and any Additional Space Rent (defined in Article 30 hereof).

                (ii) From the Phase II Rent Commencement Date to the expiration of the Term an amount equal to the sum of (1) the Phase I Rent; (2) the Phase II Rent; and (3) any Additional Space Rent.

        M.      Base Year: Refers to the following:

                (i)     During the Initial Term: 1994.

                (ii) During any Renewal Term: The base year or amount established as part of the Market Rent (as defined in Section 5.02 hereof).

        N.      Base Operating Expenses: The Operating Expenses (defined in
                Section 6.01(b)) incurred by Landlord during the Base Year.

        O.      Base Real Estate Taxes: The Real Estate Taxes (defined in
                Section 6.02(c)) assessed upon the Building during the Base
                Year.

        P. Tenant's Proportionate Share: The result obtained by multiplying 100% by a fraction, the numerator being the Rentable Area of the Premises and the denominator being the Rentable Area of the Building, provided that prior to the Phase II Rent Commencement Date the numerator shall be the Rentable Area of the Phase I Space only.

        Q.      Landlord's Address for Notices:

                c/o Hazel/Peterson Companies
                12500 Fair Lakes Circle
                Suite 400
                Fairfax, Virginia 22033
                Attention:  Asset Manager

        R.      Tenant's Address for Notices:

                4050 Legato Road
                Fairfax, Virginia 22030
                Attention:  Thomas W. Huba

        S. Lease: Collectively refers to this Office Lease Agreement together with the following Exhibits which are attached hereto and incorporated herein by this reference.


                  Exhibits

                  "A"        Floor Plans
                  "B"        Leasehold Improvements
                  "C"        Modified Method
                  "D"        Cleaning Specifications
                  "E"        HVAC Specifications
                  "F"        Barrier Removal Program
                  "G"        Rules and Regulations
                  "H"        Form Subordination Agreement

        T.      Broker: Cushman & Wakefield of Virginia and Grubb & Ellis

        U. Premises: Refers to the Rentable Area demised to Tenant by this Lease.

        V.      Fair Lakes: A mixed-use development in Fairfax County, Virginia.


                                  ARTICLE 2
                        DEMISE; RENEWAL TERM AND TERM

        Section 2.01. Demise. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises located in the Building for the Term (defined in Section 2.03) and subject to the provisions hereof. The Initial Term of this Lease shall be for the period specified in Section 1.01 and shall begin at midnight on the Commencement Date and shall, unless this Lease is sooner terminated in accordance with the provisions of this Lease, end at midnight on the Expiration Date, provided, however, that if for any reason the Expiration Date shall be a day other than the final day of a calendar month then, the Term of this Lease shall be extended so that it will expire on the last day of the calendar month in which the Expiration Date takes place.

        Section 2.02. Renewal Terms. Tenant shall have the right to renew and extend the Term of this Lease for two (2) Renewal Terms (herein so called) of five (5) years each upon and subject to the following terms and conditions:

        (a) Tenant may exercise its right to a Renewal Term by giving written notice thereof to Landlord no later than thirty (30) days after its receipt of the Market Rent Notice (as defined in Section 5.02 hereof) for the Renewal Term in question. The Renewal Term shall commence immediately upon the expiration of the Initial Term (as extended if Tenant had previously exer-cised its right to the first Renewal Term) and upon such exercise the "Expiration Date" of the Term shall automatically become the last day of the current Renewal Term.

        (b) The exercise by Tenant of its right to a Renewal Term must be made, if at all, by written notice executed by Tenant and delivered to Landlord on or before the date set forth hereinabove. Once Tenant has exercised its option to a Renewal Term, the exercise may be revoked as more particularly described in Section 5.02(b) hereof. Tenant shall not have the right to a Renewal Term if Tenant is in Default (as defined in Section 25.01 hereof) under this Lease, either at the time Tenant gives notice of its election, or immediately prior to the commencement of a Renewal Term. If Tenant does not exercise its right to a Renewal Term in a timely manner, then Tenant's rights with respect thereto shall expire and be of no force or effect.

        Section 2.03. Definition of Term. As used in this Lease the word "Term" collectively refers to the Initial Term, Renewal Term, if any, and, any Temporary Occupancy Period (hereinafter defined).


                                  ARTICLE 3
              DELIVERY OF THE PREMISES TO TENANT; RENTABLE AREA

        Section 3.01. Delivery of the Premises to Tenant.

        (a) Landlord shall deliver the Phase I Space and Phase II Space to Tenant in its "as is" and "where as" condition with only the improvements identified on Schedule 1 of Exhibit "B" hereto (the "Existing Improvements") on or before December 5, 1993. For every day beyond December 5, 1993 that Landlord has not delivered the Premises, the Rent Commencement Date for Phase I and Phase II will be extended by one (1) day. The provisions of Exhibit "B" hereto shall govern the construction and installation of all Leasehold Improvements (as defined in Exhibit "B").

        (b) It is acknowledged and agreed that Tenant (and its agents, contractors and employees) may enter upon the Premises commencing after the date it is delivered to Tenant pursuant to subparagraph (a) hereof to perform the construction work required by this Lease to be performed by Tenant. Any entry prior to the Commencement Date shall be subject to all of the terms and conditions of this Lease, however, Tenant's obligations to pay Rent hereunder shall commence on the Phase I Rent Commencement Date with respect to the Phase I Space and on the Phase II Rent Commencement Date with respect to the Phase II Space.

        (c) The Phase I Rent Commencement Date shall occur on the earlier of (i) March 1, 1994 or (ii) the date on which Tenant occupies any portion of the Phase I Space for the operation of its normal business, provided, however, that if Tenant occupies only a portion of the Phase I Space prior to March 1, 1994, then the Rent payable with respect to the Phase I Space for the period from Tenant's occupancy for its normal business operations until March 1, 1994 shall be prorated so that Tenant shall pay Rent only with respect to the portion of the Phase I Space Tenant is occupying for its normal business operations, provided further, however, that Tenant shall commence paying Rent with respect to all of the Phase I Space on March 1, 1994 whether or not Tenant has occupied all of the Phase I Space. The period from Tenant's occupancy of any por-tion of the Phase I Space for its normal business operations until March 1, 1994 is hereinafter referred to as the "Temporary Occupancy Period". The Tenant's occupancy of any Phase I Space during the Temporary Occupancy Period will be subject to the terms and conditions of this Lease and Tenant will be obligated to pay Temporary Rent with respect to such space computed in accordance with
Section 5.03 hereof.

        (d) The Phase II Rent Commencement date shall occur on the earlier of (i) March 1, 1995 or (ii) the date on which Tenant occupies any portion of the Phase II Space for the operation of its normal business, provided, however, that if Tenant occupies only a portion of the Phase II Space prior to March 1, 1995, then the Rent payable with respect to the Phase II Space for the period from Tenant's occupancy for its normal business operations until March 1, 1995 shall be prorated so that Tenant shall pay Rent only with respect to that portion of the Phase II Space Tenant is occupying for its normal business operations, provided, further, however, that Tenant shall commence paying Rent with respect to all of the Phase II Space on March 1, 1995 whether or not Tenant has occupied all of the Phase II Space. The period from Tenant's occupancy of any portion of the Phase II Space for its normal business operations until March 1, 1995 is hereinafter referred to as the "Temporary Occupancy Period". Tenant's occupancy of any Phase II Space during the Temporary Occupancy Period will be subject to the terms and conditions of this Lease and Tenant will be obligated to pay Temporary Rent computed in accordance with Section 5.03 hereof.

        (e) Tenant shall indemnify Landlord and hold Landlord harmless from and against any and all claims, damages, losses, liabilities, costs and expenses (including without limitation attorneys' fees and court costs) which Landlord may incur as a result of Tenant's entry on the Premises and construction of the Leasehold Improvements to the Premises.

        Section 3.02. Completion of the Premises. Upon completion of a phase of the Premises, Tenant will supply Landlord with (i) a certificate from the Tenant's Architect (defined in Exhibit "B"), that, in its professional judgment, the Leasehold Improvements to be constructed in the phase have been substantially completed, and (2) copies of the non-residential use permit for the phase.

        Section 3.03. Rentable Area. The term "Rentable Area" as used herein means all the floor area in the Building and/or in the Premises and has been calculated using a modified version of the standard method of measurements of the Washington D.C. Association of Realtors (formerly the Washington Board of Realtors) a copy of which is attached hereto as Exhibit "C" (the "Modified Method"). The Rentable Area of each phase of the Premises is approximately stated in Section 1.01 and shall be specifically calculated by Landlord's architect using the Modified Method as Approved Plans (defined in Exhibit "B") for a phase are completed. Upon such determination: (i) Landlord's architect will send written certification of such determination to Landlord and Tenant showing the method of calculation; (ii) such calculations shall be subject to confirmation by Tenant's Architect and (iii) once the Rentable Area is agreed upon the Rentable Area of the Premises and Base Rent specified in Section 1.01 shall be appropriately adjusted, if necessary, to reflect the agreed upon number of square feet of Rentable Area of the Premises. The Rentable Area of the Building and the Premises shall be adjusted, if necessary, by

Landlord's architect using the Modified Method in the event of any future expansion or modification of the Premises. If the number of square feet of the Rentable Area of the Premises changes, then Tenant's Proportionate Share shall be adjusted effective as of the date of any such change.

        Section 3.04. Allowances Granted to Tenant. Landlord grants to Tenant an allowance (the "Tenant's Allowance") equal to $10.00 per square foot of Rentable Area in the original Premises. The Tenant Allowance will be disbursed pursuant to the provisions of Exhibit "B". Any undisbursed or unused portion of the Tenant Allowance may be used by Tenant to apply towards moving expenses or Rent accruing hereunder at such time as all of the fees, costs and expenses associated with work which Tenant is required to pay under this Lease have been paid in full.


                                  ARTICLE 4
              ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT


        Taking possession of a phase of the Premises by Tenant shall be conclusive evidence that Tenant: (i) accepts such phase as suitable for the purposes for which they are leased; (ii) waives any defects in the phase of the Premises. Except as specifically set forth in this Lease, and except for negligence or willful misconduct of Landlord, its agents, employees, licensees or servants, Landlord shall not be liable to Tenant or any of its agents, employees, licensees, servants, or invitees for any injury or damage to person or property due to (i) the condition or design of or any defect in the Premises or its mechanical, plumbing and electrical systems and equipment which may exist or occur, or (ii) any work performed by Tenant, its agents, employees, licensees, servants, and invitees, and Tenant expressly assumes all risks for injury or damage to person or property, either proximate or remote, resulting from the condition of the Premises.


                                  ARTICLE 5
                                  BASE RENT

        Section 5.01. Base Rent - Initial Term. Commencing on the Rent Commencement Date and continuing thereafter during the Initial Term of this Lease Tenant shall pay to Landlord monthly, in lawful money of the United States, without demand or offset (other than specifically permitted herein); Base Rent as specified in Section 1.01 hereof. The Base Rent shall be paid in equal monthly installments, each payable in advance, on or before the first day of each calendar month during the Term. The monthly installment of Base Rent for any partial calendar month of the Term shall be appropriately prorated. (References to Base Rent in this Lease collectively refer to the Initial Term - Base Rent and the Renewal Term - Base Rent determined in accordance with Section
5.02 hereof).

        Section 5.02. Base Rent - Renewal Term. In the event Tenant has exercised an option for a Renewal Term of this Lease, then Tenant shall pay to Landlord, during a Renewal Term, a Base Rent equal to ninety-five percent (95%) of the then market rate being charged and/or granted to a tenant seeking a five
(5) year lease for a space of a size comparable to the Rentable Area of the Premises, in a full service, first class office building located in the Fairfax Center area in buildings that are similar in age, quality of construction and management of the Building (the "Market Rent"), multiplied by the number of square feet of Rentable Area in the Premises. In determining Market Rent, Landlord and Tenant shall also establish a new base (whether a year or an amount) reflective of the market which will be used to determine the Base Operating Expenses and Base Real Estate Taxes for the Renewal Term. All determinations of Market Rent shall (i) reflect market conditions expected to exist as of the date Base Rent based on Market Rent is to commence (including base rents and escalations, rental abatements, construction allowances and other tenant concessions, operating expense and tax passthrough provisions, and other terms expected to be agreed to in market leases entered into at such time); (ii) reflect the fact that Landlord is providing Tenant parking free of charge pursuant to Section 6.03 hereof; and (iii) reflect any rent premiums that buildings in Fair Lakes may receive. In determining the Market Rent, Landlord and Tenant shall employ the following method and timetable to establish the Market Rent.

        (a) Not later than fourteen (14) months prior to the expiration date of the Initial Term (or the first Renewal Term if Tenant had previously exercised its option for a Renewal Term), Landlord shall deliver to Tenant written notice (the "Market Rent Notice") of its proposed Market Rent for the Premises during the applicable Renewal Term based on Landlord's determination of the Market Rent. If Tenant (within the time period permitted by and in the manner required by Section 2.02(a) hereof) elects to exercise its right to a Renewal Term, Tenant shall also notify Landlord of Tenant's election to either accept or reject the proposed Market Rent, set forth in the most recent Market Rent Notice. Should Tenant accept the Market Rent proposed by Landlord in the most recent Market Rent Notice, then such Market Rent will be used during the applicable Renewal Term;

        (b) Should Tenant reject the Market Rent set forth in the most recent Market Rent Notice, Landlord and Tenant for _ period of thirty (30) days will attempt to negotiate _ Market Rent. Should the parties reach an agreement, then the agreed upon Market Rent shall be used during the applicable Renewal Term. Should the parties fail to reach an agreement within such period, then, Tenant, by written notice to Landlord given within ten (10) days after the expiration of the foregoing thirty (30) day period, shall have the option to either U) rescind its election for the Renewal Term, in which case, this Lease shall terminate on the Expiration Date, or (ii) elect to use the appraiser method described in subparagraph (c) hereof. An election by Tenant will be irrevocable. A failure to notify Landlord within the ten (10) day period will be deemed to be Tenant's election to rescind its election for the Renewal Term.

        (c) In the event Tenant elects pursuant to subparagraph (b)(ii) to invoke the appraiser method, Tenant in its notice to Landlord will select a broker who has at least ten (10) years experience leasing commercial office space in Fairfax County, Virginia (a "Broker"), to determine a Market Rent.

                (i) Within ten (10) days after its receipt of the Tenant's notice, Landlord shall engage a Broker and shall notify the Tenant thereof. In the event Landlord does not engage a Broker and provide Tenant notice as required above, then the Tenant's Broker shall select a Market
                        Rent which shall be deemed the Market Rent used during the applicable Renewal Term.

                (ii) Within five (5) days after the selection by Landlord of a Broker, the two (2) Brokers shall (a) each render their own determination of the Market Rent and
                        (b) choose a third Broker and notify Landlord and Tenant of said choice. Each party shall bear the cost of its appointed Broker and shall share equally the cost of the third Broker. In the event that said two
                        (2) Brokers cannot agree on the choice of a third Broker and they notify the parties thereof, then the President of the Fairfax County Board of Realtors shall choose a third Broker.

                (iii) Within fifteen (15) days after the selection of the third Broker, the third Broker shall, by written notice, notify Landlord and Tenant of its determination of Market Rent. The Market Rent for purposes of this section shall equal the average of the two closest determinations; provided, however, that (a) if any one determination is agreed upon by any two of the Brokers, then the Market Rent shall be such determination, and (b) if any one determination is equidistant from the other two determinations, then the Market Rent shall be such middle determination.

        Section 5.03. Temporary Rent. During any Temporary Occupancy Period, Tenant shall be obligated to pay to Landlord an adjusted rent (the "Temporary Rent") for the Rentable Area occupied by Tenant computed in accordance with this Section. For any Phase I Space occupied by Tenant during a Temporary Occupancy Period, then Temporary Rent will be an amount equal to $7.00 per square foot of Rentable Area occupied by Tenant. For any Phase II Space occupied by Tenant during a Temporary Occupancy Period, the Temporary Rent will be $11.87 per square foot of Rentable Area occupied by Tenant. The Temporary Rent shall be paid in the same manner as Base Rent.

        Section 5.04. Payment. All Rent (as hereinafter defined) shall be paid to Landlord by Tenant when due at Landlord's Address for Notices as specified in
Section 1.01, or such other place as Landlord may from time to time designate in writing.


        Tenant shall only be required to pay Rent to one entity or person. In the event more than one entity or person shall constitute Landlord hereunder, they shall appoint by written notice to Tenant a single entity or person, (who may be one of the entities or persons constituting Landlord), as (i) the designated recipient of Rent; and (ii) the representative to whom Tenant should direct all notices to Landlord and upon whose actions the Tenant may rely. Tenant shall be entitled to pay Rent and rely upon the last named single recipient until a new single recipient is named by written notice to Tenant.

        Section 5.05. Acceptance of Rent. If Landlord shall direct Tenant to pay Rent to a lockbox or other depository whereby checks issued in payment of Rent is initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord's authority), then, for any and all purposes under this
Lease: (i) Landlord shall not be deemed to have accepted such payment until ten (10) days after the date on which Landlord shall have actually received such funds, and (ii) Landlord shall be deemed to have accepted such payment if (and only if) within said ten (10) day period, Landlord shall not have refunded (or attempted to refund) such payment to Tenant. Nothing contained in the immediately preceding sentence shall be construed to place Tenant in default of Tenant's obligation to pay Rent if and for so long as Tenant shall timely pay the Rent required pursuant to this Lease in the manner designated by Landlord.

        Section 5.06. Survival of Rent Obligation. The obligation of Tenant with respect to the payment of past due Rent shall survive the termination of this Lease.

        Section 5.07. Default Interest. In the event any installment of Rent due hereunder is not paid within five (5) calendar days after it is due, then such delinquent installment of Rent or any component thereof shall bear interest from the date originally due until paid, at the Default Rate (hereinafter defined in Section 25.06 hereof). Notwithstanding the foregoing, Landlord agrees to waive imposition of such interest with respect to the first late payment in any calendar year.


                                  ARTICLE 6
                               ADDITIONAL RENT

        Section 6.01. Operating Expenses.

        (a) Commencing on (i) January 1, 1995 with respect to the Phase I Space and (ii) the Phase II Rent Commencement Date with respect to the Phase II Space, and thereafter, throughout the Term, Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Premises, Tenant's Proportionate Share of the amount by which Operating Expenses (as defined in Section 6.01(b) hereof) exceed the Base Operating Expenses. Such payments shall be made as follows:

        (i) Commencing on January 1, 1995 and on the first day of January of each year during the remainder of the Term or as soon thereafter as is practicable, Landlord shall furnish Tenant with Landlord's reasonable estimate of the Operating Expenses for the year. On the first day of each month during such year, Tenant shall pay 1/12th of Tenant's Proportionate Share of the difference between the estimated Operating Expenses for such year and the Base Operating Expenses. If for any reason Landlord has not provided Tenant with Landlord's Operating Expenses estimate on or before the first day of January of any year during the Term (or by the Commencement Date, as the case may be), then, until the first day of the calendar month following the month in which Tenant is given Landlord's estimate of Operating Expenses, Tenant shall continue to pay Landlord on the first day of each calendar month the monthly sum payable by Tenant under this Section 6.01 for the month of December of the preceding year.

        (ii) On March 1, 1996 and thereafter on the first day of March of each year during the remainder of the Term, or as soon thereafter as reasonably practical, Landlord shall furnish to Tenant a statement of the actual Operating Expenses for the preceding year. Such statement shall provide Tenant with reasonable details regard-ing the various components of Operating Expenses. Within thirty
                (30) days after the delivery of that statement, Tenant shall either (i) notify Landlord, in writing, the Tenant objects to a component of the Operating Expenses on the grounds that it is not permitted by Section 6.01 hereof or (ii) pay to Landlord a lump sum payment equal to the amount, if any, by which Tenant's Proportionate Share of the actual Operating Expenses exceeds the amount, if any, which Tenant has paid toward the estimated operating Expenses pursuant to Section 6.01(a)(i) above or the undisputed amount thereof. Should Tenant dispute an Operating Expenses statement, (i) Tenant and Landlord shall in good faith attempt to resolve such dispute and (ii) in the event Landlord is unable to demonstrate by invoices or other supporting information the inclusion of an item or expenses as an Operating Expense, Landlord will not be permitted to charge or include such item. Within thirty (30) days after resolution of the dispute, Tenant will make a lump sum payment equal to the amount agreed upon by Landlord and Tenant. if Tenant's Proportionate Share of the actual operating Expenses is less than the amount Tenant has paid toward the estimated Operating Expenses pursuant to Section 6.01(a)(1) above, Landlord shall either (i) apply such amount to the next accruing installments of Rent due hereunder or (ii) if such excess arises after the Expiration Date, refund such amount to Tenant provided no Default by Tenant exists under Sections 25.01(a) and (b) hereof. The effect of this Section 6.01(a)(ii) is that Tenant will pay during each year during the Term Tenant's Proportionate Share of the actual operating Expense in excess of the Base Operating Expenses.

        (iii) If the Term ends on a date other than the last day of December, the actual Operating Expenses for the year in which the Expiration Date occurs shall be prorated so that Tenant shall pay that portion of Tenant's Proportionate Share of Operating Expenses for such year represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Term, and the denominator of which is 365 (or 366, in the case of a leap year). The provisions of this Section
                6.01 shall survive the Expiration Date or any sooner termination provided for in this Lease.

        (iv) Tenant shall have the right, during business hours and upon reasonable prior notice, one time during each calendar year to inspect Landlord's books and records relating to Operating Expenses, and/or to have such books and records audited at Tenant's expense by a certified public accountant mutually designated by Landlord and Tenant, except that any audit that discloses a discrepancy of more than three percent (3%) in the annual Operating Expenses and/or Real Estate Taxes shall be at Landlord's expense. Any discrepancy shall be promptly corrected by a payment of any shortfall to Landlord by Tenant within thirty (30) days after the applicable audit, or by a credit against the next payment(s) of rent hereunder, as may be applicable. In the event Tenant does not contest a statement of Operating Expenses within three hundred sixty-five (365) days after it is rendered, such statement shall become binding and conclusive; provided, however, that if a timely audit of Operating Expenses for a particular year reveals an error resulting in any overcharge with regard to particular expenses in such year, Tenant shall thereupon have the right to reexamine Landlord's books and records with respect to the immediately preceding two (2) calendar years for the sole purpose of determining whether the same error resulting in an overcharge with respect to the same expenses in such immediately preceding two (2) calendar years, and if so Tenant shall be entitled to a refund of such overcharged amount.

        (b) As used in this Lease, "Operating Expenses" means all expenses, costs, and disbursements of every kind which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, repair, and maintenance of the Building, which costs shall include all expenditures by Landlord to maintain all facilities in operation at the beginning of the Term and such additional facilities installed in subsequent years as Landlord may consider necessary or beneficial for the operation of the Building. All Operating Expenses shall be determined according to generally accepted accounting principles (which shall be consistently applied) and shall include, but are not limited to, the following:

        (i) Wages, salaries, and fees of all personnel or entities (exclusive of Landlord's executive personnel) engaged in the operation, repair, maintenance, or security of the Building, including taxes, insurance, and benefits relating thereto (in the event the personnel service more than one building, expenses related to such person will be pro-rated to the Building on the basis of the amount of time the personnel spent servicing the Building);

        (ii) All supplies and materials used in the operation, repair, security, and maintenance of the Building.

        (iii) Cost of all maintenance and service agreements for the Building and the equipment therein, including, without limitation, alarm service, water treatment services, janitorial services, security systems service, window cleaning, service on electrical and mechanical components, trash removal, elevator maintenance, extermination service, plumbing service, grounds keeping, and landscaping;

        (iv) Cost of all insurance relating to the Building for which Landlord is responsible hereunder (exclusive, however, of payments made by tenants of the Building pursuant to provisions in their lease similar to Section 15.02 hereof), or which Landlord considers reasonably necessary for the operation of the Building, including, without limitation, the cost of property, casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith, and the cost of business interruption or rental insurance in such amounts as will reimburse Landlord for all losses of earnings and other income attributable to such perils as are commonly insured against by prudent landlords or required by Landlord's lender;

        (v) Cost of repairs and maintenance (excluding repairs and maintenance paid by proceeds of insurance or by Tenant or other third parties or paid under guaranties, warranties or service contracts more particularly described in subparagraph (iii) hereof, and alterations attributable solely to tenants of the Building other than Tenant) of the Building;

        (vi) All utility costs of the Building (exclusive, however, of such special utility services as are provided for in Article 8 hereof, the costs of which special utility services shall be payable as therein provided), including, without limitation, water, power, fuel, heating, lighting, air-conditioning, and ventilating;

        (vii) Amortization of the cost of installation of capital investment items which are installed primarily to reduce operating costs for the general benefit of the Building's tenants or to enhance the efficient operation of Building or which may be required in the future by any governmental authority, but which shall not include capital investment items required or generated by any specific tenant use. All such costs, including interest costs, shall be amortized over the reasonable life of the capital investment items, with reasonable life and amortization schedule being determined by Landlord according to generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building;

        (viii) Landlord's central accounting costs, annual audits (except those costs and audits incurred for Landlord's sole benefit), and legal fees relating to the operation of the Building, but excluding legal fees relating to specific tenants;

        (ix) A management fee to the manager of the Building, which fee shall not exceed the normal and customary management fees charged for managing comparable buildings in Fairfax County, Virginia.

        (x) The Building's pro-rata share of office rent or rental value for any central Building management office located in another building located within Fair Lakes, provided that such rent or rental value shall not increase by more than two percent (2%) in any calendar year;

        (xi) The Fair Lakes League Assessment, provided, however, that such assessment shall be included in Operating Expenses only if and to the extent that the item or service to which the assessment relates would be properly includible in Operating Expenses pursuant to this Section 6.01(b) if such item or service was provided or performed directly by Landlord; and

        (xii) Costs to implement and maintain any controls on access to the Building parking lot which Landlord deems necessary pursuant to
                Section 6.03 hereof.

        (c) Notwithstanding any other provision of this Lease, operating Expenses (as defined in Section 6.01(b) above) shall not include; and Landlord shall be solely liable for, the following expenses:

        (i) Costs of a capital nature (other than those permitted by Section 6.01(b)(7) above), including but not limited to, capital improvements, capital repairs; capital equip-ment and capital tools, all in accordance with generally accepted accounting principles;

        (ii) Repairs or other work occasioned by insured casualty or by the exercise of eminent domain, to the extent Landlord is reimbursed by insurance maintained by Landlord or by Tenant or another tenant of the Building or by the condemning authority;

        (iii) Leasing commissions, attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building;

        (iv) Costs incurred in improving, decorating, building-out, painting or redecorating space for other tenants of the Building;

        (v) Expenses in connection with services or other benefits of a type which are not provided Tenant but which are provided to another tenant of the Building;

        (vi) Costs incurred due to violation by Landlord or any other tenant of the Building of the terms and conditions of any lease of space in the Building;

        (vii) Interest or debt or amortization payments on any mortgage or mortgages;

        (viii)  Payments of rent by Landlord to any ground lessor;

        (ix) Landlord's general overhead not related to the operation of the Building (but without limiting Landlord's right to seek reimbursement as provided in Sections 6.01(b)(i), (viii), (ix) and (x) above);

        (x) Advertising and promotional expenditures with respect to the Building;

        (xi) Any costs, fines or penalties incurred due to either (i) violations by Landlord of any governmental rule or authority or
                (ii) late payments by Landlord under any service, contract, lien or encumbrance applicable to the Building;

        (xii) Wages, salaries or other compensation paid to any executive employees above the grade of building manager;

        (xiii) Rentals and other related expenses incurred in leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of capital nature;

        (xiv) Any cost or expense whatsoever arising from or related to any clean-up of any Hazardous Materials (as defined in Section 11.02(d)), or any governmental penalty of fines associated therewith, excepting, however, any such cost or expense resulting from the negligent or intentional acts of Tenant;

        (xv) The cost of excessive use of Building utilities (such as HVAC or electricity) by other tenants of the Building, and/or utility service by other tenants outside normal Building hours, and/or utility service paid by tenants directly to utility companies based on separate metering;

        (xvi) Any other cost or expense which would not be considered an operating expense under generally accepted accounting principles consistently applied;

        (xvii) Costs incurred in connection with the sale, financing, refinancing, mortgaging or change of ownership of the Building or the Project, including without limitation, brokerage commissions, attorneys' and accountants' fees, closing costs, title insurance premiums, transfer taxes and interest charges;

        (xviii) Any and all loss, claim, damage, award or other amount paid or payable by Landlord (including all attorneys, fees, court costs and other costs incurred in connection therewith) as a result or arising out of any act of negligence, breach of contract or willful misconduct by the Landlord or its agents, employees or contractors to the extent not covered by insurance;

        (xix)   Bad debt losses, rent losses or reserves for such losses;

        (xx) Non-cash items, such as deductions for depreciation and amortization of the Building and the Building equipment;

        (xxi) Costs incurred in operating concessions such as (but not limited to) newspaper or cigarette stands;

        (xxii) Any cost representing an amount paid for services or materials to a person, firm or entity related to Landlord or any general partner of Landlord to the extent such amount exceeds the amount that would be paid for such services or materials at the then existing market rates to an unrelated person, firm or corporation; and

        (xxiii) Any capital costs associated with phasing out chlorofluorocarbon refrigerants.

        (d) If the average occupancy rate for the Building during any calendar year (including the Base Year), is less than one hundred percent (100%), or if any tenant is separately paying for utility or janitorial services furnished to its premises which normally would be included in Operating Expenses (as opposed to janitorial or utility services addressed in Section 6.01(c)(5) and (15) and/or special utility services as are provided in Article 8 hereof), then Operating Expenses for such calendar year shall be deemed to include all additional expenses, as reasonably estimated by Landlord, which would have been incurred during such calendar year if such average occupancy rate had been one hundred percent (100%) and if Landlord paid for utility and janitorial services furnished to such premises.

        Section 6.02. Real Estate Taxes.

        (a) Commencing on (i) January 1, 1995 with respect to the Phase I Space and (ii) the Phase II Rent Commencement Date with respect to the Phase II Space, and continuing thereafter throughout the Term, Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Premises, Tenant's Proportionate Share of the amount by which Real Estate Taxes (as defined in Section 6.02(c) hereof) exceed the Base Real Estate Taxes. Such payments shall be made as follows:

        (i) Prior to January 1, 1995 and on the first day of January of each year during the remainder of the Term, or as soon thereafter as practicable, Landlord shall furnish Tenant with Landlord's reasonable estimate of the Real Estate Taxes for the forthcoming year. On the first day of each month during such year, Tenant shall pay 1/12th of Tenant's Proportionate Share of the difference, if any, between the estimated Real Estate Taxes for such year and the Base Real Estate Taxes. if for any reason Landlord has not provided Tenant with Landlord's estimate of Real Estate Taxes on or before the first day of January of any year during the Term, then until the first day of the calendar month following the month in which Tenant is given Landlord's estimate of Real Estate Taxes, Tenant shall continue to pay to Landlord on the first day each calendar month the monthly sum payable by Tenant under this Section 6.02 for the month of December of the preceding year.

        (ii) Commencing on March 1, 1996 and thereafter on the first day of March of each year during the remainder of the Term, or as soon thereafter as reasonably practical, Landlord shall furnish to Tenant a statement of the actual Real Estate Taxes for the preceding year. Within thirty (30) days after the delivery of that statement, a lump sum payment will be made by Tenant equal to the amount, if any, by which Tenant's Proportionate Share of the actual Real Estate Taxes exceeds the amount, if any, which Tenant has paid toward the estimated Real Estate Taxes pursuant to Section 6.02(a)(i) above. If Tenant's Proportionate Share of such items is less than the amount Tenant has paid toward the estimated Real Estate Taxes pursuant to Section 6.02(a)(i) above, Landlord shall apply such amount to the next accruing installments of Rent due hereunder. The foregoing notwithstanding, Landlord shall have the right from time to time during any year, but not more frequently then twice during any calendar year, to notify Tenant in writing of any change in Landlord's estimate of Real Estate Taxes for the then current year, in which event Tenant's Proportionate Share of Real Estate Taxes, as previously estimated, shall be adjusted to reflect the amount shown in such notice and shall be effective, and due from Tenant, on the first day of each month following Landlord's giving of such notice. The effect of this Section 6.02(a) is that Tenant will pay during each year during the Term Tenant's Proportionate Share of the actual Real Estate Taxes in excess of the Base Real Estate Taxes.

        (b) If the Term ends on a date other than the last day of December, the actual Real Estate Taxes for the year in which the Expiration Date occurs shall be prorated so that Tenant shall pay that portion of Tenant's Proportionate Share of Real Estate Taxes for such year represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Term, and the denominator of which is 365 (or 366, in the case of a leap year). The provisions of this
Section 6.02 shall survive the Expiration Date or any sooner termination provided for in this Lease.

        (c) As used in this Lease, the term "Real Estate Taxes" shall include the following:

        (i) All real estate taxes, including general and special assessments, if any, which are imposed upon Landlord or assessed against the Building or the land upon which the Building is situated;

        (ii) Any other present or future taxes or governmental charges that are imposed upon Landlord, or assessed against the Building or the land upon which the Building is situated, including, but not limited to, any tax levied on or measured by the rents payable by tenants of the Building which is in the nature of, or in substitution for, real estate taxes. Any inheritance, estate, gift, franchise, corporation, income, or net profits tax which may be assessed against Landlord and/or the Building shall be excluded.

        (d)     Notwithstanding anything to the contrary contained in this
Section 6.02 during the Term of this tease, Landlord agrees to appeal and/or seek other appropriate remedies in the event that Landlord determines, in its reasonable discretion, that the Real Estate Taxes for the Building or land upon which it is situated are excessive when compared to assessments or levies imposed or levied upon other buildings of a similar size, age, condition and occupancy level located in Fair Lakes. Should Landlord succeed in any challenge to the assessment or levy, any reduction of the Real Estate Taxes, for periods occurring during the Term, shall be passed on to the tenants in the Building by way of a credit against or a reduction in the current year's Real Estate Taxes used to determine Tenant's Proportionate Share of the same. Upon receiving a notice of reassessment with respect to the Building and/or the land upon which it is situated from Fairfax County, Landlord will furnish Tenant with a copy thereof. Landlord shall make a determination whether or not to challenge or appeal such reassessment based on Landlord's reasonable judgment of which course is in the best interest of the Building. Landlord shall inform Tenant of such determination, and shall make available appropriate personnel to discuss with Tenant the reasons underlying such determination. In the event Landlord initially determines not to challenge or appeal such reassessment, Landlord agrees to consider in good faith any desire expressed by Tenant that such reassessment be challenged or appealed; however, the final determination shall be made by Landlord as provided above.

        Section 6.03. Parking. During the Term, Tenant and its employees, invitees, and guests shall have the right to use, in common, with the other tenants of the Building, free of charge, the parking areas of the Building, all on an unassigned and unreserved basis. Landlord reserves the right to promulgate reasonable rules and regulations of general application for the use of all parking spaces. At all times during the Term, Tenant shall be entitled to use
3.2 parking spaces in the Building's parking lot for each 1,000 square feet of Rentable Area in the Premises. In the event excessive use of the parking lot by other tenants or visitors to the Building results in a repeated unavailability of spaces for Tenant's use in the foregoing ratio, Landlord shall implement such controls on access to and use of the parking lot by other tenants and visitors as Landlord may deem necessary in its reasonable discretion to prevent such excessive use.

        Section 6.04. Additional Rent Defined. The term "Additional Rent" shall include, but not be limited to (i) the fees, if any, under Section 5.07; (ii) Tenant's Proportionate Share of Operating Expenses as calculated under Section 6.01; (iii) Tenant's Proportionate Share of Real Estate Taxes as calculated under Section 6.02; and (iv) all other costs and expenses which Tenant assumes, agrees or is required to pay to Landlord pursuant to this Lease. In the event of nonpayment of Additional Rent, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of Rent.

        Section 6.05. Rent Defined. The term "Rent" shall include Base Rent and Additional Rent.


                                  ARTICLE 7
                             SERVICES BY LANDLORD

        Section 7.01. Services Generally. While Tenant or its Permitted Occupants (defined in Section 18.06 of this Lease) are occupying the Premises, Landlord shall furnish the Premises with: (i) passenger elevator service in common with other tenants for access to and from the Premises, provided that Landlord may reasonably limit the number of elevators to be operated at night after normal business hours and on Saturdays, Sundays, and holidays so long as at least one elevator is in service at all times and that Landlord may remove elevators from service for maintenance; (ii) janitorial cleaning services Monday through Friday (except "Holidays", which for purposes of the Lease are defined as being New Year's Day, Lee Jackson King Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day) consistent with the cleaning specifications attached hereto as Exhibit "D"; (iii) replacement, as necessary, of all fluorescent lamps and ballasts in the Existing Improvements light fixtures within the Premises; and (iv) the utility services provided for in Article 8 below. If Tenant requires services which are not specified herein Tenant may, in writing, request Landlord to provide such services. Should Landlord elect to provide such additional services to Tenant, Tenant will pay to Landlord, upon demand, as Additional Rent, Landlord's reasonable charges for providing such additional services.

        Section 7.02. Interruption in Services. Failure to furnish, or any stoppage of, the services provided for in this Article 7 and in Article 8 below resulting from any cause will not make Landlord liable in any respect for damages to any person, property, or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any damages because of malfunctions or any interruptions in service. Notwithstanding the foregoing, if such malfunction or interruption in service is due solely to the negligent act or willful omission of Landlord or its agents, employees, contractors or representatives, and such malfunction or interruption in service (i) continues for two (2) consecutive business days and (ii) makes it reasonably impossible for Tenant to continue to occupy, operate and/or use the Premises (or portion thereof), and (iii) requires Tenant to discon-tinue its occupancy, operations and/or use of the Premises (or portion thereof), then, and only in such cases, Tenant shall be entitled to an abatement of the Rent accruing from the time of the disruption, for the portion of the Permission which Tenant has discontinued its use, operations and/or occupancy. The abatement shall be for the period commencing on the date of the malfunction or interruption of services, and continuing until the date such service is corrected or restored. Notwithstanding the foregoing, if the service has not been corrected and restored and Tenant recommences its use, operations and/or occupancy of a portion of the Premises in which its use, operations and/or occupancy were discontinued because of the interruption in service, then, Tenant's right to abate Rent applicable to the portion of the Premises reoccupied shall terminate. In addition to the foregoing, if such malfunction or interruption in service is caused by anything other than the negligence or willful acts or omissions of Tenant, and such malfunction or interruption continues for five (5) consecutive business days then Tenant shall be entitled to an abatement of Rent with respect to any portion of the Premises that is rendered unusable by Tenant as described above and which is not occupied by Tenant, for the period commencing on the date of the malfunction or interruption of services and continuing until earlier of the date such service is corrected or restored and the date Tenant reoccupies the vacated space, provided that in the event of an abatement of Rent Tenant shall be obligated to assign and deliver to Landlord all proceeds it receives as a result of (i) any business interruption insurance maintained by Tenant with respect to the Premises or (ii) any other insurance maintained by Tenant for which Tenant receives a reimbursement as a result of the malfunction or interruption of services. If any such malfunction or interruption in service (not caused by the negligence or willful acts or omissions of Tenant) continues for sixty (60) consecutive days, then Tenant shall have the right to terminate this Lease by written notice to Landlord given prior to the date such service is corrected or restored.


                                  ARTICLE 8
                                  UTILITIES

        Section 8.01. Computerized Energy Management System. The Building has been designed with a Computerized Energy Management System (the "CEMS") which controls the heating, ventilating and air conditioning system (the "HVAC") and electrical system for the Premises, Tenant will designate to Landlord authorized representatives of the Tenant who will be given, through the CEMS, direct control of the HVAC and lighting system for use after normal Building hours.

        Section 8.02. Water, Heating, Ventilating and Air Conditioning.

        (a) While Tenant or its subtenants or assigns permitted by this Lease are occupying the Premises under this Lease, Landlord shall furnish Tenant with the following utilities in the manner and to the extent customarily provided in office buildings in the Northern Virginia area: (1) potable water at those points of supply provided periodically for normal lavatory use by tenants in the Building; (2) heating, ventilating, and air-conditioning in season on business days from 7:00 a.m. to 6:00 p.m., and on Saturdays from 8:00 a.m. to 1:00 p.m. (except Holidays) consistent with the HVAC specifications attached hereto as Exhibit "E"; and (3) electric lighting for public areas and special service areas of the Building. If Tenant requires air-conditioning or heating outside the hours and days specified above, the additional service may be requested by use of the CEMS and Tenant will pay for such services based on measurement from the CEMS at the actual cost incurred by Landlord therefor. The after-hours cost, as of the Commencement Date of this Lease, shall be $40.00 per hour per floor which is subject thereafter to change as actual costs increase.

        (b) Except as set forth in Article 7 hereof, Landlord shall not be liable for its failure to maintain comfortable atmospheric conditions in all or any portion of the Premises due to heat generated by any equipment or machinery installed by Tenant (with or without Landlord's consent) that exceeds generally accepted engineering design practices for normal modern office purposes. If Tenant desires additional cooling to offset excessive heat generated by such equipment or machinery, Landlord will have the right to require Tenant to install supplemental air conditioning units in the Premises, and the full cost thereof, including the cost of installation of unit(s) and meter(s), operation, use, and maintenance will be paid by Tenant.

        Section 8.03. Electricity.

        (a) While Tenant or its subtenants or assigns permitted by this Lease are occupying the Premises, Landlord will furnish sufficient power for lighting and for typewriters, word processors, calculating machines, copying machines, personal computers and other modern office equipment. Tenant will not install or operate in the Premises any heavy duty electrical equipment or machinery without first obtaining prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord may require, as a condition of its consent, for the installation of such equipment or machinery, payment by Tenant as additional rent for excess consumption of electricity that may be occasioned by the operation of said equipment or machinery. Landlord may make periodic inspections of the Premises at reasonable times to determine that Tenant's electrically operated equipment and machinery complies with the provisions of this Article 8.

        (b) If the measurements from the CEMS reveals Tenant's use of electricity in the Premises exceeds a reasonable level of consumption for a modern business office, then Tenant agrees to pay Landlord (or the utility company if direct service is provided by such company) promptly upon demand therefor, for all such excessive electric consumption and demand as shown by the CEMS at the rates charged for such service by the local public utility company. For Tenant's information, provisions similar to this subparagraph are and will be contained in all leases for the Building.

        Section 8.04. Tenant's Security Regulations. It is acknowledged that Tenant's use of the Premises may require security systems in addition to those provided pursuant to Section 8.05. Tenant shall have the right, at its sole cost and expense, to install in the Premises additional locks or other security access systems. Upon the Expiration Date, Tenant shall remove such additional locks and security systems and restore the affected portions of the Premises as required by this Lease.

        Landlord agrees that, notwithstanding anything to the contrary contained in this Lease, except in emergency situations, Landlord's access to the Premises will be upon reasonable prior notice to Tenant and subject to Tenant's rules and regulations related to security. Landlord and Tenant agree to cooperate with each other so as to establish a mutually acceptable system so as to permit Landlord to provide janitorial and other services to the Premises in a manner consistent with Tenant's security concerns.

        Section 8.05. Building Security System. The Building has been constructed with a card access computerized security system which limits access to the Building after normal Building hours. Tenant will designate in writing to Landlord those employees of the Tenant who will be given access to the Building after hours. Landlord will have no liability to Tenant in the event of any loss or damage to the Premises resulting from the entry by Tenant's employees into the Premises and/or Building after normal Building hours.


                                  ARTICLE 9
                                     USE


        The Premises shall be used solely for general office purposes and for no other purpose. Tenant agrees to use and maintain the Premises in a clean, careful, safe, lawful, and proper manner.


                                  ARTICLE 10
                             COMPLIANCE WITH LAWS


        (a) Except as set forth in subparagraph (b) of this Article or otherwise to the contrary contained in this Lease, Tenant shall, at its sole expense, promptly and faithfully (i) comply with all present and future laws, ordinance, orders, rules, regulations, and requirements of every governmental authority having jurisdiction over the Premises (including, but not limiting the generality of the foregoing Americans with Disabilities Act 42 USC Section 12101 et seq. (the "ADA")) to the extent applicable to the Premises or Tenant's particular use of the Premises; (ii) comply with any direction made pursuant to law by any public officers which requires abatement of any nuisance or imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises or from conditions which have been created by or at the insistence of Tenant, (iii) comply with the requirements of the local board of fire underwriters, or any body exercising similar functions with respect to the construction, care and safety, maintenance and operation of the Premises to the extent applicable to the Premises or Tenant's use of the Premises; and (iv) indemnify Landlord and hold Landlord harmless from any loss, cost, claim, or expense which Landlord may incur or suffer by reason of Tenant's failure to comply with its obligations under clauses (ii), or (iii) above, so long as such failure is not due to (i) the acts or omission or negligence of Landlord or its employees, agents, contractors, servants and licensees or (ii) a default by Landlord hereunder.

        (b) Except as set forth in subparagraph (a) of this Article or otherwise assumed by Tenant pursuant to this Lease, Landlord shall promptly and faithfully (i) comply with all present and future laws, ordinances, orders, rules, regulations and requirements of every governmental authority having jurisdiction over the Building (including, but not limiting the generality of the foregoing, the items maintained by Landlord pursuant to
Section 14.02 hereof); (ii) comply with any direction made pursuant to law by and public officers which require abatement of any nuisance which imposes upon Landlord or Tenant any duty or obligation arising from Landlord's operation or maintenance of the Building or from conditions which have been created by or at the insistence of Landlord; (iii) comply with the requirements of the local board of fire underwriters, or any body exercising similar functions with respect to the construction, care and safety, maintenance and operation for the Building; and (iv) indemnify Tenant and hold Tenant harmless from any loss, cost, claim, or expense which Tenant may incur or suffer by reason of Landlord's failure to comply with its obligations under clauses (i), (ii), or (iii) above, so long as such failure is not due to (i) the acts or omissions or negligence of Tenant or its employees, agents, contractors, servants and licensees; or (ii) a Default by Tenant hereunder.

        (c) Landlord represents that as of the date hereof and as of the Commencement Date, the Building complies with all applicable laws, ordinances, orders, rules and regulations and requirements of every governmental authority having jurisdiction over the Building, except as it pertains to the ADA. Landlord, as of the date of this Lease, is currently implementing a program to remove barriers in the common areas of the Building as required by the ADA and shall complete the same at its sole cost and expense. A copy of Landlord's barrier removal program is attached as Exhibit "F".

        (d) If either party receives notice of any such direction or of violation of any such law, order, ordinance, or regulation, the party receiving such notice shall promptly notify the other thereof.


                                  ARTICLE 11
                        OBSERVANCE OF BUILDING'S RULES
                     AND REGULATIONS; HAZARDOUS MATERIALS

        Section 11.01. Rules and Regulations. Tenant and its servants, employees, agents, visitors, and licensees shall observe faithfully and comply strictly with the Rules and Regulations attached to this Lease as Exhibit "G". Landlord shall at all times have the right to make reasonable changes in and additions to such Rules and Regulations; provided such changes in existing or new rules and regulations do not materially interfere with the lawful conduct of Tenant's business in the Premises. Any failure by Landlord to enforce any of the Rules and Regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a waiver of any such Rules and Regulations. Landlord shall not be liable to Tenant for the failure or refusal by any other tenant, guest, invitee, visitor, or occupant of the Building to comply with any of the Rules and Regulations. Landlord shall, however, enforce the Rules and Regulations in a nondiscriminatory manner in what Landlord reasonably determines, in its reasonable discretion, to be in the best interests of the Building and its tenants. If there is any inconsistency between this Lease and the Rules and Regulations set forth in Exhibit "G" hereto, this Lease shall govern.

        Section 11.02. Hazardous Materials.

        (a) Except for those materials that are necessary in the normal course of Tenant's business activities associated with the use of the Premises permitted by this Lease, Tenant, its agents, employees, contractors or invites shall not (i) cause or permit any Hazardous Materials (hereinafter defined) to be brought upon, stored, used or disposed on, in or about the Premises and/or the Building, or (ii) permit the release, discharge, spill or emission of any substance considered to be a Hazardous Material from the Premises.

        (b) Any Hazardous Materials permitted by subparagraph (a), all containers therefor, and all materials that have been contaminated by Hazardous Materials shall be used, kept, stored and disposed of by Tenant in a manner that shall in all respects comply with all applicable federal, state and local laws, ordinances, regulations and standards.

        (c) Tenant hereby agrees that it is and shall be fully responsible for all costs, expenses, damages or liabilities (including, but not limited to those incurred by Landlord and/or its mortgagee) which may occur from the use, storage, disposal, release, spill, discharge or emissions of Hazardous Materials by Tenant whether or not the same may be permitted by this Lease. Tenant shall defend, indemnify and hold harmless Landlord, its mortgagee and its agents from and against any claims, demands, administrative orders, judicial orders, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, reasonable attorney and consultant fees, court costs and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to the use, storage, disposal, release, discharge, spill or emission of any Hazardous Material by Tenant, its agents, employees, contractors or invites. The provisions of this Section shall be in addition to any other obligations and liabilities Tenant may have to Landlord at law or in equity and shall survive the transactions contemplated herein or any termination of this Lease.

        (d) As used in this Lease, the term "Hazardous Materials" shall include, without limitation:

        (i) Those substances included within the definitions of "hazardous substances", "hazardous materials," toxic substances," or "solid waste" in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended by Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, and the Hazardous Materials Transportation Act, and in the regulations promulgated pursuant to said laws, all as amended;

        (ii) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (of any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

        (iii) Any material, waste or substance which is (A) petroleum, (B) asbestos, (C) polychorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Sec-tion 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section of the Clean Water Act (33 U.S.CD. Section 1317); (E) flammable explosives; or (F) radioactive materials;

        (iv) Those substances regulated pursuant to or identified in the Virginia Pesticide Law; Air Pollution Control Board; Virginia Waste Management Act; Environmental Health Service; Transportation of Hazardous Radioactive Materials; Virginia Hazardous Materials Emergency Response Program; State Water Control Law; The Groundwater Act of 1973; and Miscellaneous Offenses; and in the regulations promulgated pursuant to said laws, all as amended; and

        (v) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

        (e) Landlord represents and warrants that as of the date of this Lease it has not received any notice that there are Hazardous Materials in the Building; or that the Building violates any applicable law pertaining to Hazardous Materials.


                                  ARTICLE 12
                                 ALTERATIONS

        Section 12.01. Approval of Landlord. After the initial Leasehold Improvements are completed, Tenant shall not, at any time during the Term, without Landlord's prior written consent, make any Alterations (hereinafter defined) to the Premises. Should Tenant desire any Alterations, Tenant agrees to submit all plans and specifications for same to Landlord for Landlord's written approval, before beginning such work and Landlord's approval shall not be unreasonably withheld, conditioned or delayed. Provided Tenant has supplied Landlord with information and plans for the Alterations which reasonably details the nature and scope of the same, Landlord's failure to respond to Tenant's request for approval within ten (10) business days after receipt of the information, plans and request for approval, shall be deemed to be Landlord's approval of the same. Landlord shall not be considered as unreasonably withholding its approval by refusing to consent to any Alterations which alter the exterior appearance of the Building, or the public lobbies, corridors, or common areas thereof; which will or are likely to cause any weakening of any part of the structure of the Premises or Building or which may cause damage or disruption to any Building system and such damage or disruption is not repaired as part of the Alterations. Upon Tenant's receipt of Landlord's written approval, Tenant may proceed with the construction of the approved Alterations, but only so long as they are in substantial compliance with the plans any specifications approved by Landlord and provisions of this Article 12. Additionally, the construction of any alterations, (regardless of whether or not Landlord's prior approval of the work is required by this Lease) the alterations themselves, or any maintenance thereof shall comply with all building, safety, fire, plumbing, electrical and other codes and governmental and insurance requirements, and shall not require an amount of water, electricity, gas, heat, ventilation, or air-conditioning which exceeds reasonable level of consumption for a mod-ern business office unless prior written arrangements reasonably satisfactory to Landlord are made with respect thereto. All alterations shall be made at Tenant's expense, either by Tenant's contractors which have been approved in advance by Landlord or, at Tenant's option, by Landlord's contractors on terms reasonably satisfactory to Tenant. In the event Landlord actually constructs the alterations or is retained by Tenant to supervise or manage the construction by contractors selected by Tenant and approved by Landlord, then Tenant shall pay to Landlord a fee equal to ten percent (10k) of the actual costs of such work, such fee to cover Landlord's overhead related to the work, including, but not limited to, Landlord's review of the plans and specifications, coordination of the work, consultation with professionals regarding the work, and general administration allocable to the work. The foregoing fee will not be charged in circumstances where Landlord has merely approved the Alterations. All such construction shall be completed promptly and in a good and workmanlike manner and shall be performed in compliance with Article 13 hereof.


        As used in this Lease, the term Alterations refers to work performed after the completion of the initial Leasehold Improvements which would reasonably be considered major construction, renovations or changes to the Premises, having a material impact on the appearance of the Premises to other portions of the Building, or would otherwise have a material impact (structural, mechanical, operational or otherwise) upon the Building, and/or the total cost of the construction renovations or changes is more than $75,000.00. Alterations do not include, by way of example, the hanging of pictures, the movement of furniture and flexible space walls or partitions, or the painting of the interior of the Premises. Prior to commencing any alterations, Tenant will coordinate with Landlord so as to schedule the movement of men, material and equipment through the Building's common areas in a manner which does not unreasonably interrupt the normal Building operations and the use and enjoyment of the Building by other tenants therein.

        Section 12.02. Ownership of Improvements to Premises. All Existing Improvements and improvements to the Premises constructed by Tenant and paid for by Tenant from funds supplied by Landlord either in the form of allowances or credits shall be and remain the Landlord's property, and shall not be removed from the Premises. Tenant shall have the right, upon expiration of the Term, to remove, at Tenant's expense, all alterations to the Premises (other than the Existing Improvements and the improvements or alterations paid by allowances granted by Landlord); specialized trade fixtures or other systems or items installed by Tenant pursuant to Article 12 hereof, and; movable trade fixtures. Tenant agrees to remove, at Tenant's expense all of its furnishings, furniture and movable personal property by the Expiration Date. Tenant will promptly restore any damage to the Premises or Building caused by its removal of its property.


                                  ARTICLE 13
                                    LIENS


        Tenant shall promptly pay when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors. Tenant shall keep the Premises and the Building free from any liens arising from any work performed, materials furnished, or obligations incurred by or at the request of Tenant, its agents, employees or independent contractors. if any lien is filed against the Premises, the Building or Tenant's leasehold interest therein, which arises out of any purported act or agreement of Tenant, Tenant shall discharge same within thirty (30) days after its filing by either paying off the same or depositing with a title company acceptable to Landlord (in its reasonable discretion) such bond or other undertaking sufficient to stay any action to foreclose the lien. If Tenant fails to discharge such lien or post a bond securing the payment and discharge of the lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien by paying the amount claimed to be due, or by depositing with a court or a title company, or by bonding, the amount claimed to be due. Tenant shall pay on demand, as Additional Rent, any amount paid by Landlord for the discharge or satisfaction of any such lien, and all attorney's fees and other costs and expenses of Landlord reasonably incurred in defending any such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith. In the event Tenant posts a bond to secure payment of a lien, such action does not relieve Tenant of its obligation to discharge the lien prior to its foreclosure. Further, Landlord reserves the right to draw upon any bond posted by Tenant to pay any lien if Landlord, in its reasonable discretion, determines it is necessary to discharge the same.


                                  ARTICLE 14
                                   REPAIRS

        Section 14.01. Tenant's Obligations. Tenant shall keep the Premises and every part thereof in good condition and repair at all times during the Term and at Tenant's sole cost and expense, normal wear and tear excepted. At the end of the Term, Tenant shall surrender to Landlord the Premises and all alterations, additions, and improvements thereto in the same condition as when received, subject to the provisions of Section 12.02 and Article 20 hereof. Landlord shall give Tenant five (8) business days notice to commence to make repairs. If Tenant fails to commence to make such repairs within such time period, Landlord, at its option, may make such repairs, and Tenant shall pay Landlord on demand Landlord's actual costs in making such repairs plus a fee of ten percent (10W) to cover Landlord's overhead, all to constitute Additional Rent. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof, except as specifically set forth in this Lease. No representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically herein set forth.

        Section 14.02. Landlord's Obligations. Subject to the other provisions of this Lease imposing obligations in this respect upon Tenant, and subject to the provisions of Articles 16 and 17 hereof, Landlord shall, at its sole cost and expense (but, subject, where applicable, to inclusion as part of the Operating Expenses), repair, replace, and maintain:

        (i) All common areas of the Building, including without limitation, the sidewalks, driveways, service areas and parking areas;

        (ii) The exterior and structure of the Building and the Premises, including without limitation, the roof (including flashings and water tightness of the Building), walls (including caulking), floors and foundations and the landscaping for the Building;

        (iii) The Building systems, including without limitation, heating, ventilating, air conditioning and sprinkler systems; and

        (iv) The Building water, sewerage, gas, electrical, life safety systems, plumbing systems and other lines, pipes and conduits within the Building and the Premises.


                                  ARTICLE 15
                                  INSURANCE

        Section 15.01. Tenant's Insurance. Tenant, at its sole expense, shall obtain and keep in force the, following insurance:

        (a) Comprehensive public liability insurance coverage on an "occurrence basis" against claims for personal injury, including, without limitation, bodily injury, death, and broad form property damage, in limits not less than $5,000,000 inclusive. All such insurance policies shall name Tenant as the named insured thereunder and shall name Landlord and Landlord's mortgagees as additional insureds thereunder, all as their respective interests may appear.

        (b) Worker's Compensation and Employer's Liability insurance, with a waiver of subrogation endorsement, in form and amount satisfactory to Landlord.

        (c) All Risk Insurance insuring all personal property of Tenant (its agents, employees, contractors, subtenants and permittees) located in the Premises, including furniture, equipment fittings, installations, supplies and any other personal property and Alterations ("Tenant's Property"), in an amount equal to the full replacement value, it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft or loss or damage to any uninsured or inadequately insured property; and

        (d) During the course of construction of work, should any work be performed by Tenant pursuant to Exhibit "B" or for any alterations by Tenant until completion thereof: Builder's Risk Insurance on an "all risk" basis (including collapse) on a completed value (nonreporting) form for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises.

        All policies shall be issued by companies having a Best's rating of at least A:XII and shall be in amounts and in form satisfactory from time to time to Landlord and Landlord's mortgagees. All policies shall contain an endorsement or agreement by the insurer that, as to Landlord's interest, any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of said insurance. Tenant will deliver certificates of insurance evidencing each policy to Landlord as soon as practicable after the placing of the required insurance, but not later than ten (10) days prior to the date Tenant takes possession of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and Landlord's mortgagees in writing, by Registered or Certified U.S. Mail, return receipt requested, not less than thirty (30) days before any material change., reduction in the scope or limits of coverage, cancellation, or other termination thereof.

        Landlord reserves the right, not more often than once every year, to periodically review the insurance coverages required by this Section 15.01 and to revise such requirements to reflect insurance industry practices or require other forms or amounts of insurance as may be reasonably required to reflect changes in insurance industry practices.

        Section 15.02. Insurance Rating. Tenant will not keep, use, sell, or offer for sale in, or upon, the Premises any article which may be prohibited by any insurance policy periodically in force covering the building and the Leasehold Improvements. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or the Leasehold Improvements, Tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after being billed therefor by Landlord.


        If any of Landlord's insurance policies shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or sub-tenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, or threatened reduction of coverage within 48 hours after notice thereof, Landlord may enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as Additional Rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable or elects not to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a Default by Tenant. Notwithstanding the foregoing provisions of this Section, if Tenant fails to remedy as aforesaid, Tenant shall be in Default of its obligations hereunder and Landlord shall have no obligation to remedy such Default.

        Section 15.03. Waiver of Subrogation. All policies covering real or personal property which either party obtains affecting the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by policies of insurance containing such a waiver or subrogation clause or endorsement to the extent of the injury or loss covered thereby.

        Section 15.04. Landlord Insurance. Landlord, as part of the Operating Expenses, shall obtain and keep in force the following insurance:

        (a) Comprehensive public liability insurance coverage on an "occurrence basis" against claims in or about the Building (other than the Premises) for personal injury, including without limitation, bodily injury, death and broad form property damage, in limits not less than $5,000,000 inclusive;

        (b)     Workmen's Compensation and Employer's Liability Insurance;

        (c) All Risk Insurance insuring the Landlord's interest in the Building, all Leasehold Improvements in the Premises constructed by Tenant using funds supplied by Landlord (specifically excluding, Tenant's personal property and all improvements in the Premises erected by Tenant using its own funds which under Virginia law are considered fixtures (the "Fixtures")) in a form satisfactory to Landlord and in an amount equal to the full replacement value of the Landlord's insurable interest in the Building; and

        (d) Any other form or forms of insurance as Landlord, or Landlord's mortgagees may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent Landlord of a comparable size and in a comparable business would protect itself.

        Section 15.05. Self Insurance and Blanket Insurance. Landlord and Tenant shall have the right to satisfy its obligations under this Article through the use of self-insurance and blanket insurance programs so long as the coverages, and limits otherwise satisfy this Article. Tenant's rights under this Section
15.04 are personal to the Tenant named herein and its Parent or Affiliates (as hereinafter defined).


                                  ARTICLE 16
                       DAMAGE BY FIRE OR OTHER CASUALTY

        Section 16.01. Termination Rights Due to Damage or Destruction to the Premises.

        (a) Landlord and Tenant shall each immediately notify the other of any damage to the Building which affects the Premises.

        (b) If all or any portion of the Premises are damaged and destroyed (such area being hereinafter referred to as the "Damaged Area"), Landlord shall cause Landlord's architect for the Building (the "Building Architect"), to inspect the Premises. Within thirty (30) days after the damage and destruction, the Building Architect shall complete its inspection and notify Landlord and Tenant, in writing, of its findings (the "Damage Report").

        (c) Should the Building Architect, in the exercise of its reasonable objective opinion, determine in the Damage Report that the Damaged Area can be rebuilt but either (i) the reconstruction can not be completed and the Damaged Area made fit for Tenant's purposes within one hundred (100) days after the damage or destruction, or (ii) when rebuilt, the Damaged Area cannot be reasonably occupied or used for the continued operation of the Tenant's business, then, in either case, Tenant shall have the right, at its sole option, to terminate this Lease as it pertains to the Damaged Area. In such case, Tenant may exercise its right to terminate this Lease by giving written notice to Landlord, within sixty (60) days after receipt of the Damage Report.

        (d) Should the Damage Report reveal that the provisions of subparagraph (c) of this Section do not apply and the Damaged Area can be rebuilt and made fit for Tenant's continued use, but the proceeds of the insurance which Tenant is required to maintain under Section 15.01(c) that was intended to cover the Tenant's Property, are insufficient to repair or restore the damage or destruction, then Landlord and Tenant will each have a right to terminate this Lease as it pertains to the Damaged Area. In such case, Landlord or Tenant may exercise their respective right to terminate as to the Damaged Area, by giving notice to the other, within sixty (60) days after receipt of the Damage Report.

        Section 16.02. Damage to the Building.

        (a) If the Building or any portion thereof (excluding the Premises) is damaged or destroyed by any cause whatsoever, to the extent that in Landlord's reasonable judgment, it would not be economically feasible to repair or restore such damage or destruction, Landlord may, at its option, terminate this Lease by giving Tenant notice of such termination within sixty (60) days after such damage or destruction.

        (b) Provided the provisions of subparagraph (a) are not applicable the Building Architect will notify Landlord and Tenant, if, in the Building Architect's reasonable objective judgment, the damage or destruction to the Building I cannot be repaired or restored within three hundred sixty (360) days after such damage or destruction. Landlord or Tenant shall have the right, at the option of either party, to terminate this Lease. In such case, Landlord or Tenant may exercise their respective right to terminate this Lease by giving written notice to the other, within sixty (60) days after receipt of the Building Architect's notification and thereupon the provisions of Section 16.06 hereof shall apply.

        (c) If any portion of the Building (excluding the Premises) is damaged or destroyed by any cause whatsoever to the extent that the Building Architect determines that such damage makes it reasonably impossible for Tenant to continue to use or occupy the Premises, then either Landlord or Tenant shall have the right, at the option of either party, to terminate this Lease as to the portion of the Premises affected by such damage or destruction by giving the other, within sixty (60) days after such damage or destruction, written notice of termination, and thereupon Rent and any other payments for which Tenant is liable under this Lease for the portion of the Premises affected shall be apportioned and paid to the date of such damage, and Tenant shall immediately vacate the affected portion of the Premises; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

        Section 16.03. Partial Damage. In the event of partial destruction or damage to the Building or the Premises which does not result in a complete termination of this Lease pursuant to Sections 16.01 and 16.02 hereof, this Lease shall not terminate and Rent shall be abated in proportion to the area of the Premises which, in the Building's Architect's reasonable objective opinion, cannot be used or occupied by Tenant as a result of such casualty. Landlord shall in such event, within a reasonable time after the date of such destruction or damage, restore the Premises to as near the same condition as existed prior to such partial damage or destruction, provided that Tenant shall be responsible for restoring its personal property. Upon such reconstruction, the Rentable Area of the Premises will be recomputed and Tenant's Proportionate Share adjusted accordingly.

        Section 16.04. Damage During Last Year of Term. If the Building or the Premises or any substantial portion thereof is destroyed by fire or other causes at any time during the last year of the Term, then either Landlord or Tenant shall have the right, at the option of either party, to terminate this Lease by giving written notice to the other within sixty (60) days after the date of such destruction, and Tenant shall immediately vacate the Premises and, upon Tenant's vacation of the Premises, this Lease shall terminate.

        Section 16.05. No Landlord Liability. Landlord shall have no responsibility to restore the Tenant's personal property, except as specifically provided in Sections 16.01(d) and 16.03. Landlord shall have no liability to Tenant for inconvenience, loss of business, or annoyance arising from any repair of any portion of the Premises or the Building. If Landlord is required by this Lease or by any lender or lessor of Landlord to repair or if Landlord undertakes to repair, Tenant shall pay to Landlord that amount of Tenant's insurance proceeds which insures such damage as a contribution towards such repair, and Landlord shall use reasonable efforts to have such repairs made promptly and in a manner which will not unnecessarily interfere with Tenant's use and occupancy. Notwithstanding the foregoing, if such repairs continue for two (2) consecutive days and make it reasonably impossible for Tenant to continue to occupy, operate and/or use the Premises, Tenant shall be entitled an abatement of Rent payable at the time of such disruption for the portion of the Premises affected by the repairs for the period commencing on the date of the interruption caused by the repairs, and continuing until the earlier of (i) the date such repair is completed, or (ii) the date such disruption ceases. However, should Tenant recommence its use, occupancy and/or operations in any part of the Premises which was affected by the repairs, notwithstanding the fact that the repairs may not have been completed, Tenant's right to abate Rent for the reoccupied portion of the Premises will terminate.

        Section 16.06. Apportionment of Rent. In the event of termination of this Lease pursuant to Section 16.01, then all Rent shall be apportioned and paid to the date on which possession is relinquished or the date of such damage, whichever last occurs, and Tenant shall immediately vacate the Premises according to such notice of termination and upon such vacation, the Lease will terminate as to the portion of the Premises affected thereby.


                                  ARTICLE 17
                                 CONDEMNATION

        Section 17.01. Entire Building. In the event that the whole or substantially the whole of the Building and/or the Premises are taken or condemned for any public purpose, this Lease and the leasehold estate created hereby shall cease and terminate as of the date of such taking.

        Section 17.02. Partial Takings Affecting the Premises.

        (a) In the event that either (i) a portion, but less than substantially the whole, of the Premises should be taken or condemned for any public purpose, and the remainder of the Premises cannot be reasonably used for the continued operation of Tenant's business or (ii) a portion, but not all, of the Building is taken and such taking makes it reasonably impossible for Tenant to continue to occupy, operate and/or use the Premises, then in either event, either party may terminate this Lease by written notice to the other given within thirty (30) days of such taking and then this Lease shall be terminated as of the date of such taking.

        (b) For all circumstances not addressed in Sections 17.01 and 17.02(a), in the event of a partial taking of the Premises, this Lease shall be terminated as of the date of such taking as to the portion of the Premises so taken or affected by such taking, and, this Lease shall remain in full force and effect as to the remainder of the Premises. In such event, the Rent will be diminished by an amount representing the part of such amounts properly applicable to the portion of the Premises so taken. Further, in such event Tenant's Proportionate Share shall be recomputed based upon the remaining Rentable Area in the Premises and in the Building.

        Section 17.03. Termination of Lease. In the event of the termination of this Lease pursuant to the provisions of this Article 17, this Lease and the Term and the estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if that were the date set for the normal expiration of the Term of this Lease, and the Rent shall be apportioned as of such date.

        Section 17.04. Landlord's Right to Award. All awards, damages, and other compensation paid by the condemning authority on account of such taking or condemnation (or sale under threat of such a taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, Leasehold Improvements paid by Tenant by the use of the Tenant Allowance or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of Leasehold Improvements paid by Tenant from funds other than the Tenant Allowance, Alterations paid by Tenant, furnishings, equipment, and trade fixtures installed in the Premises at Tenant's expense and for relocation expenses.


                                  ARTICLE 18
                          ASSIGNMENT AND SUBLETTING

        Section 18.01. Permitting Subletting of the Premises.

        (a) Tenant shall have the right to sublet the Premises without the prior consent of Landlord so long as

        (i)     the sublease has provisions which satisfy Section 18.03 hereof;

        (ii) the entity, organization or individual to which the space is sublet satisfies the requirements of Section 18.02(b)(ii) and
                (iii) hereof; and

        (iii) the total Rentable Area of the Premises occupied by Tenant or its Permitted Occupants is not less than 50% of the Rentable Area demised by this Lease.

        (b) In the event of a sublease, Tenant shall submit to Landlord evidence that the provisions of Section 18.01(a) have been satisfied. Should the sublease result in a violation of the provisions of Section 18.01(a) then such sublease shall be subject to the provisions of Section 18.02 hereof.

        (c) Notwithstanding the foregoing or the provisions of Section 18.02 hereof, the Premises or any part thereof shall not be publicly advertised in newspapers or other mass media for subletting at a rental rate less than the rental rate being sought by Landlord for space in the Building (provided that Landlord shall, within ten (10) days after Tenant so requests, have informed Tenant of the rental rate being sought by Landlord for such space), and all advertisements (in newspapers or other mass media) of the Premises or any portion thereof for subletting shall not include the name of the Building (without Landlord's prior written consent which will not be unreasonably withheld). The foregoing, however, shall not be deemed to prohibit Tenant from negotiating or consummating a sublease at a lower rental rate.

        Section 18.02. Rights of Tenant.

        (a) Except as permitted by Sections 18.01(a) and 18.06 hereof, Tenant may not sell, assign, transfer, or hypothecate this Lease or any interest herein (either voluntarily or by operation of law, and including, if Tenant is a corporation or partnership, the sale or transfer of a controlling interest in Tenant), or sublet the Premises or any part hereof without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. If Tenant should desire to assign this Lease or sublet the Premises (or any part thereof), Tenant shall give Landlord written notice at least fifteen
(15) days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall then have a period of ten (10) days following receipt of such notice within which to notify Tenant in writing that landlord elects:

        (i) to permit Tenant to assign or sublet such space, subject, however, to the subsequent written approval by Landlord of the instrument of assignment or sublease as to form and substance; or

        (ii) to refuse, in Landlord's reasonable discretion, to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises. If Landlord should fail to notify Tenant in writing of such election within such ten (10) day period, Landlord shall be deemed to have elected option (i) above.


        Except as may be otherwise expressly set forth to the contrary in Landlord's consent to the assignment, no assignment by Tenant shall relieve Tenant of Tenant's obligations under this Lease. Any attempted assignment or sublease by Tenant which is not permitted by Section 18.01 and 18.06 hereof and is in violation of the terms and provisions of this Section shall be void.

        (b) Landlord's consent under this Section 18.02(a) to an assignment or sublease will not be withheld provided all of the following conditions have been satisfied:

        (i)     if a sublease, the sublease has provisions which satisfy Section
18.03 hereof;

        (ii) if an assignment, (a) the assignee shall agree, in a written agreement satisfactory to Landlord, to assume and abide by all of the terms and provisions of this Lease (but without liability to matters arising prior to the date of the assignment); and (b) the assignee has submitted a current financial statement reasonably acceptable to Landlord, showing a net worth and working capital in amounts reasonably determined by Landlord to be sufficient to assure the future performance by such assignee of Tenant's obligations hereunder; and

        (iii) the entity, organization, or individual to which such space is proposed to be sublet or to which the Lease is proposed to be assigned is not of a type that would be an undesirable tenant in a first-class office complex in Fair Lakes, or of a type that because of its controversial or unsavory nature, might bring undue notoriety or disruption to the Building.

        Section 18.03. Required Provision in Sublease. A sublease of portions of the Premises, must include (or shall be deemed to include) provisions stating that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of the termination of this Lease, or the re-entry or dispossession of Tenant by Landlord under this Lease, the sublease shall also terminate and the subtenant shall peacefully vacate the premises sublet.

        Section 18.04. Excess Rent. In the event that (i) the total Rentable Area of the Premises occupied by Tenant or its Permitted Occupants is less than 50% of the Rentable Area of the Premises; and (ii) if the rent agreed upon between Tenant and its proposed subtenant under any proposed sublease of the Premises (or any part thereof) is greater than the Rent that Tenant must pay Landlord hereunder for that portion of the Premises that is subject to such proposed sublease and at the time of the transaction Tenant is not in Default hereunder, then one-half of such excess rent (after deducting therefrom the reasonable costs involved in the transaction, which costs include, without limitation, brokerage commissions, marketing costs, construction expenses, tenant concessions, and legal fees) shall be considered Additional Rent owed by Tenant to Landlord, and shall be paid by Tenant to Landlord in the same manner that Tenant pays Rent under this Lease. Notwithstanding the foregoing, if at the time of the assignment or sublease Tenant is in Default hereunder, then until such Default has been cured by Tenant (i) all such excess rent arising prior to the cure shall be considered Additional Rent owed by Tenant to Landlord and shall be paid by Tenant to Landlord in the same manner that Tenant pays Rent under this Lease, and (ii) all costs associated with the transaction shall be borne by Tenant and will not be deducted in determining the excess rent payable to Landlord hereunder.

        Section 18.05. Rights of Landlord. Landlord may sell, transfer, assign, and convey, all or any part of the Building and/or the Land and any and all of its rights under this Lease, and in the event Landlord assigns its rights under this Lease, Landlord shall be released from any further obligations hereunder which arise after the date of the transfer, and Tenant agrees to look solely to Landlord's successor in interest for performance of such obligations.

        Section 18.06. Permitted Occupants. Notwithstanding the provisions of Section 18.01 hereof, Tenant shall have the right, without the prior written consent of Landlord to assign its entire interest in this Lease to an Affiliate (hereinafter defined) so long as (i) the Affiliate delivers to Landlord, concurrently with such assignment, a written notice of the assignment and an assumption agreement whereby the Affiliate assumes and agrees to perform, observe and abide by the terms, conditions, obligations and provisions of this Lease applicable to Tenant and (ii) the entity remains an Affiliate. Further, Tenant shall also have the right, without the prior written consent of Landlord, to sublet all or any portion of the Premises to an Affiliate so long as (i) such sublease is expressly subject to the terms of this Lease so that a termination of this Lease shall result in the termination of the sublease and
(ii) the entity remains an Affiliate. No assignment or subletting by Tenant shall relieve Tenant of Tenant's obligations under this Lease. As used herein, the term Affiliate shall mean and collectively refer to (i) a parent corporation (the "Parent") of the Tenant which owns and controls not less than fifty-one percent (51%) of the voting stock of the Tenant and is able to elect (by ownership of stock or by proxy) the board of directors and the officers of Tenant, or (ii) a corporation in which either the Tenant or its Parent owns and controls not less than fifty-one percent (51%) of the voting stock of the corporation and is able to elect (by ownership of stock or proxy) the board of directors and the officers of the corporation, or (iii) an Affiliate of the Parent, and/or (iv) a successor or surviving corporation in the event of a merger, takeover or other form of corporation acquisition of the Tenant. In addition to the foregoing, Tenant shall also have the right, without the prior consent of Landlord, to sublet portions of the Premises to any entity, organization or individual who is either a contractor or subcontractor of Tenant or its Affiliate or with whom the Tenant or its Affiliates are a contractor or subcontractor so long as (i) the terms of the sublease satisfy the provisions of Section 18.03 hereof and (ii) the total Rentable Area occupied by such subtenants (or subtenants permitted by Section 18.01 hereof) does not exceed an aggregate of 50% of the Rentable Area of the Premises. A transfer permitted under this Section 18.06 will be excluded from the provisions of Section 18.04 hereof. Entities permitted by this Section 18.06 are collectively referred to as "Permitted Occupants".


                                  ARTICLE 19
                               INDEMNIFICATION


        The Tenant shall indemnify the Landlord and hold the Landlord harmless from and against all loss or liability for or on account of any injury (including death) or damage received or sustained by any person or persons (including the Landlord and any employee, agent or invitee of any of them) to the extent that such loss or liability is (i) caused by reason or any negligent act or omission on the part of the Tenant or any employee, representative, or business visitor of the Tenant and (ii) not covered by insurance maintained by Landlord pursuant to this Lease.


        The Landlord shall indemnify the Tenant and hold the Tenant harmless from and against all loss or liability for or on account of any injury (including death) or damage received or sustained by any person or persons (including any employee, agent or invitee of the Tenant) to the extent that such loss or liability is (i) caused by reason of any negligent act or omission on the part of Landlord or any employee, representative or business visitor of Landlord and (ii) not covered by insurance maintained by Tenant pursuant to this Lease.

        If either Landlord or Tenant (the "Indemnitee") is made a party to any litigation commenced against the Indemnitee which falls within the scope of the foregoing indemnities, then the other party (the "Indemnitor") shall pay all costs and expenses, including reasonable attorneys, fees and court costs, incurred by or imposed upon Indemnitee because of any such litigation, and the amount of such costs and expenses, including reasonable attorneys' fees and court costs, shall be a demand obligation owing by Indemnitor to Indemnitee.


                                  ARTICLE 20
                          SURRENDER OF THE PREMISES

        Section 20.01. Condition of Premises. Upon expiration of the Term or other termination of this Lease for any cause whatsoever, Tenant shall peacefully vacate the Premises in as good order and condition as the same were at the beginning of the Term or may thereafter have been improved by Landlord or Tenant, except for reasonable use and wear thereof, and damage to the Premises or the Leasehold Improvements by fire or other casualty or condemnation.

        Section 20.02. Tenant Holdover. In the event that Tenant shall not immediately surrender the Premises on the Expiration Date of the Term, Tenant shall become a month-to-month Tenant subject to all of the terms, conditions, covenants and agreements of this Lease; however, during the first ninety (90) days of the holdover Rent will be 125% of the Rent paid during the last month of the Term; thereafter it will be 150%. However, if Landlord has notified Tenant that it has relet all or any portion of the Premises and Tenant fails to vacate the Premises within thirty (30) days after the date of Landlord's notice, then Tenant shall reimburse Landlord for the costs and damages incurred by Landlord for failing to deliver the space but in no event will it be greater than 150% of the Rent. Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to quit the Premises, and Tenant shall be entitled to thirty (30) days' written notice to quit the Premises, unless Tenant is in Default hereunder, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days written notice being hereby expressly waived. Notwithstanding the foregoing provisions of this Section, in the event that Tenant shall hold over after the expiration of the Term, then at any time prior to Landlord's acceptance of Rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force in the Commonwealth of Virginia. Tenant shall be liable to Landlord for all damage which Landlord suffers because of any holding over by Tenant, and Tenant shall indemnify Landlord against all claims made against Landlord resulting from Landlord's delay in delivering possession of the Premises to any other tenant or prospective tenant.


                                  ARTICLE 21
                            ESTOPPEL CERTIFICATES


        Landlord and Tenant each agree that, upon request of a party (the "Requesting Party"), the other (the "Responding Party") will execute and return, within fifteen (15) calendar days after the Requesting Party's request, any certificate that the Requesting Party may request from time to time, stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate also shall state, if true, (i) that all work has been completed, and the work and the Premises are accepted as satisfactory except for items listed on a punchlist, if any, attached to such certificate; (ii) the amount of Base Rent and Additional Rent and the dates on which Rent commenced to accrue and to which the Rent has been paid in advance, and the amount of any security deposit or prepaid Rent; (iii) that, to the best of the Responding Party's knowledge, Tenant is in full and complete possession of the Premises and doing business; (iv) that there is no present default on the part of the Requesting Party, or attach a memorandum stating any such instance of default; (v) that the Responding Party has not advanced any amounts to or on behalf of the Requesting Party which have not been reimbursed; (vi) that, to the best of Responding Party's knowledge, the Responding Party has no rights to setoff and no defense or counterclaim against enforcement of its obligations under the Lease, including the payment of Rent; (vii) that there are no actions, whether voluntary or otherwise, pending against the Responding Party under the bankruptcy laws of the United States or any state thereof; and (viii) any other fact pertaining to this Lease which the Requesting Party may reasonably request. Failure to deliver the certificate within the fifteen (15) calendar days shall be conclusive upon the Responding Party for the benefit of the Requesting Party and its successor that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate.


                                  ARTICLE 22
                         SUBORDINATION AND ATTORNMENT

        Section 22.01. Existing Financings.

        (a) This Lease is subject and subordinate to any deeds of trust or other security instruments which, as of the date of this Lease, cover the Building, the underlying land, or any interest of Landlord therein, and to any advances made on the security thereof, and to any increases, renewals, modifications, consolidations and extensions of any of such deeds of trust or security instruments (the "Existing Indebtedness"). This provision is declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Upon demand, however, Tenant shall execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord, or the holder of the Existing Indebtedness may reasonably require.

        (b) Landlord agrees to obtain from the holder of the Existing Indebtedness a Subordination, Non-Disturbance and Attornment Agreement, in form attached hereto as Exhibit "H" (and by this reference incorporated herein), which provides that, in the event of a foreclosure or a transfer in lieu thereof, Tenant will not be disturbed in its possession and this Lease shall, notwithstanding the foreclosure or transfer in lieu thereof, continue in full force and effect upon and subject to all terms, covenants, conditions, and obligations of this Lease so long as (i) no Default has occurred on the part of Tenant under this Lease and (ii) Tenant attorns to the purchaser or transferree as landlord under this Lease.

        Section 22.02. Future Financings. During the Term of this Lease, Landlord reserves the right to encumber its interest in this Lease, the Building and/or the underlying land, by new or additional deeds of trust or other security instruments and to refinance the Existing Indebtedness

(the "New Financing"). Tenant agrees to subordinate this Lease to any New Financing so long as the holder of the New Financing executes and delivers to Tenant a Subordination, Non-Disturbance and Attornment Agreement which contains the provision set forth in Section 22.01(b) hereof and is otherwise a commercially reasonable instrument.

        Section 22.03. Attornment. Provided the holder of the Existing Indebtedness and New Financing has delivered to Tenant a Subordination, Non-Disturbance and Attornment Agreement which satisfies the provisions of
Section 22.01(b) hereof, Tenant shall attorn to the purchaser upon a sale or to the grantee under any deed in lieu of foreclosure and shall recognize such purchaser or grantee as Landlord under this Lease without any change in the terms or other provisions of this Lease. In such agreement, Tenant will waive the right, if any, to elect to terminate this Lease or to surrender possession of the Premises in the event of foreclosure of any deed of trust or security instrument (or any transfer in lieu thereof).

                                  ARTICLE 23
                               QUIET ENJOYMENT


        Provided there is no Event of Default by Tenant of its obligations under this Lease, Tenant shall, during the Term, peaceably and quietly enjoy the Premises without disturbance from Landlord or any other persons acting by, through, or under Landlord; subject, however, to (i) the terms of this Lease;
(ii) the Existing Indebtedness and New Financings (which satisfy the provisions of Section 22.02 hereof) ordinances, restrictive covenants, leases, easements, and other agreements or encumbrances now or hereafter affecting the Building or the land on which the Building is situated; (iii) the right of Landlord to construct on its property any additional buildings or other improvements now or hereafter permitted by the governmental authorities having jurisdiction over Landlord's property; and (iv) the right of Landlord to relocate parking spaces for the Building, conduct renovations for the Building or make alterations to the Building so long as Landlord's exercise of the rights reserved under subparagraphs (iii) and (iv) does not substantially interfere with Tenant's use of the Premises. This covenant and all other covenants of Landlord in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder.


                                  ARTICLE 24
                            SIGNS AND FURNISHINGS

        Section 24.01. Signs and Advertisements. No sign, advertisement, or notice referring to Tenant shall be inscribed, painted, affixed, or otherwise displayed on any part of the exterior of the Premises or the exterior or the interior of the Building (if visible to the exterior of the Premises), except those permitted by Section 24.02 or those installed by Landlord on the directories and the entrance door to the Premises and such other areas, if any, as Landlord may determine. Tenant may also install, without the prior consent of Landlord, locational and directional signage and suite or room numbers within the Premises so long as the same is not visible to the exterior of the Premises. If Tenant exhibits or installs any sign, advertisement or notice, without the prior consent of Landlord, Landlord shall have the right to remove the same at Tenant's expense.

Landlord shall have the right to prohibit any advertisement of or by Tenant which in its opinion tends to impair the reputation of the Building or its desirability as a high-quality office building and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement. Landlord reserves the right to affix, install, and display signs, advertisements, and notices on any part of the exterior or interior of the Building, however, Landlord's right to install exterior signage for any other tenant in the Building is subject to the provisions of Section 24.02 hereof. Landlord shall not, however, have the right to affix upon the exterior of the Building "for lease" or similar signs advertising the availability of space for lease in the Building, however, Landlord may utilize monument signage similar to those in existence for the Building on the date of this Lease.

        Section 24.02. Building Signage.

        (a) Notwithstanding the provisions of Section 24.01 hereof, Tenant shall have the right, subject to the provisions of this Section 24.02, to install, at its sole cost one building identification sign showing the Tenant's corporate logo. The sign will be located on the roofline of the western (or I-66) side of the Building. The exact location, size, design, appearance, and finish of the sign shall be subject to the approval of all applicable governmental authorities, the Architectural Review Board of Fair Lakes (established by the Fair Lakes League to which the Building is subject) and Landlord. Landlord shall use its best efforts to promptly obtain the approval of the Architectural Review Board of Fair Lakes.

        (b) Landlord covenants and agrees that, during the Term, no more than two (2) building identification signs (including the sign erected by Tenant pursuant to Section 24.02(a)) may be erected upon the exterior of the Building without the prior consent of Tenant which consent shall not be unreasonably withheld. Notwithstanding the foregoing, upon the vacation of AETNA Life and Casualty, as a tenant in the Building, Landlord reserves the right to replace the Building rooftop sign for AETNA with a sign of a tenant occupying not less than two floors of the Building or 45,000 square feet of Rentable Area (the "Other Tenant"), however, (i) the sign of the other Tenant will be removed if Tenant and its Permitted Occupants occupy 50% or more of the Rentable Area in the Building or five (5) full floors of the Building, and (ii) Tenant shall have the only sign along the rooftop of the Building for so long as it and its Permitted Occupants occupy more than 50% of the Rentable Area in the Building or five (5) full floors of the Building. Landlord specifically reserves the right, during foregoing period, to install signage on the exterior of the first floor of the Building.

        Section 24.03. Furnishings. The Building is designed with a floor load design capacity of 100 pounds per square foot of live load. In no event shall Tenant place on any part of the floor of the Premises a load exceeding the foregoing floor load per square foot and which is allowed by law. Any and all damage or injury to the Premises or the Building caused by Tenant moving heavy equipment or fixtures or the same being in or upon the Premises by Tenant, shall be repaired by and at the sole cost of Tenant. All furniture, equipment, and other bulky matter of any description shall be delivered to the Premises only through the designated service entrance of the Building and the designated service elevator during normal business hours or as otherwise directed or scheduled by Landlord. All moving of furniture, equipment and other materials shall be under the supervision of Landlord, who shall not, however, be responsible for any damage to or charges for moving the same. Tenant agrees to remove promptly from the sidewalks adjacent to the Building any of Tenant's furniture, equipment, or other material there delivered or deposited.

        Section 24.04. Satellite Dish.

        (a)     Tenant shall have the right, subject to the provisions of this
Section 24.04, to install, at its sole cost and expense, upon the roof of the Building a satellite dish antenna. The location of the antenna shall be mutually agreed upon by Landlord and Tenant prior to the Commencement Date. The size, design, and appearance of the antenna shall be subject to the approval of all applicable governmental authorities, the Architectural Review Board of Fair Lakes and Landlord.

        (b) In the event that Tenant constructs the antenna then, such construction shall be subject to all of the provisions of this Lease, including, but not limited to Article 12 and 13 hereof. Tenant further agrees that the provisions of Article 19 hereof shall apply to Tenant's use of the roof for the installation and operation of the antenna. Tenant shall maintain the antenna and the portion of the roof upon which it is situated in a good, clean and proper condition and will, at the end of the Term, remove the antenna and restore the portion of the roof affected thereby as required by Article 12 and 20 hereof.


                                  ARTICLE 25
                            DEFAULTS AND REMEDIES

        Section 25.01. Events of Default. The occurrence of any one or more of the following events shall constitute a Default or an Event of Default under this Lease: (a) if Tenant fails to pay any Base Rent, Temporary Rent and/or Additional Space Rent hereunder as and when the same becomes due and such failure shall continue for more than fifteen (15) days after Landlord gives Tenant notice that such payment is past due; (b) if Tenant fails to pay any installment of Additional Rent hereunder within thirty (30) days after Landlord gives notice that such payment is due; (c) if Tenant fails to take possession of either (i) the Phase I Space on the Phase I Rent Commencement Date or promptly thereafter or (ii) the Phase II Space on the Phase II Rent Commencement Date or promptly thereafter; (d) if Tenant permits to be done anything which creates a lien upon the Premises and fails to discharge, or bond such lien or post such security with Landlord as is required by Article 13; (e) if Tenant violates the provisions of Article 18 by attempting to make an unpermitted assignment or sublease; (f) if Tenant fails to maintain in force all policies of insurance required by this Lease and any such failure shall continue for more than ten
(10) days after Landlord gives Tenant notice of such failure; (g) if any petition is filed by or against Tenant under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed or vacated, as the case may be, within ninety (90) days of commencement), or if any order for relief shall be entered against Tenant in any such proceedings; (h) if Tenant becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; (i) if a receiver, custodian, or trus-tee is appointed for the Premises or for all or substantially all of the assets of Tenant, which appointment is not vacated within ninety (90) days following the date of such appointment; or (j) if Tenant fails to perform or observe any other term of this Lease and such failure shall continue for more than thirty
(30) days after Landlord gives Tenant notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time and in any event prior to the time a failure to complete such correction could cause Landlord to be subject to prosecution for violation of any law, rule, ordinance or regulation or causes, or could cause a default under any deed of trust, mortgage, underlying lease, Tenant lease or other agreement applicable to the Project and/or Building.

        Section 25.02. Remedies. Upon the occurrence of any Event of Default, Landlord shall have the right, at Landlord's option, to terminate this Lease. With or without terminating this Lease, Landlord may re-enter and take possession of the Premises and the provisions of this Section 25.02 shall operate as a notice to quit, any other notice to quit or of Landlord's intention to reenter the Premises being hereby expressly waived. If necessary, Landlord may proceed to recover possession of the Premises under and by virtue of the laws of the Commonwealth of Virginia or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice; subject however, to the right of Landlord to recover from Tenant all rent and other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later. Whether or not this Lease is terminated by reason of Tenant's Default, Landlord may, but shall not be obligated to, relet the Premises for such rent and upon such terms as are not unreasonable under the circumstances and, if the entire Rent provided in this Lease plus the costs, expense, and damages hereafter described shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, attorney's fees and expenses reasonably incurred, brokerage fees, and the expense of placing the Premises in first-class rentable condition. Landlord shall in no way be responsible or liable for any failure to collect any rent due and/or accrued from such reletting, to the end and intent that Landlord may elect to hold Tenant liable for the Rent which Tenant shall have been obligated to pay throughout the remainder of the Term. Landlord shall, however, use reasonable efforts to relet the Premises and mitigate its damages. Any damages or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Landlord's option, may be deferred until the expiration of the Term, in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of Expiration of the Term. In the event such damages or loss of rent are recovered at the time of the reletting and the judgment rendered in Landlord's favor requires the Tenant to pay for future losses suffered by the Landlord, Tenant shall be liable for an amount equal to the present value (as of the date of the judgment for Landlord) of the Rent which would have been paid by Tenant for the remaining balance of the Term, but for Tenant's Default, less the present value (as of the date of the judgment for Landlord) of the revenue stream Landlord reasonably expects to receive over the remainder of the Term as a result of the reletting of the Premises. For purposes of the foregoing sentence, present value shall be determined by discounting at a rate equal to one and one-half percentage points above the discount rate then in effect at the Federal Reserve Bank nearest to the Building. There shall be no discounting for present value for any judgment which covers losses incurred by Landlord prior to the reletting or portions of the award applicable to sums accruing prior to the date of the judgment. The provisions contained in this Section 25.02 shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have against Tenant for anticipatory breach of this Lease.

        Section 25.03. Remedies Cumulative. All rights and remedies of Landlord set forth herein are in addition to all other rights and remedies available to Landlord at law or in equity. All rights and remedies available to Landlord hereunder or at law or in equity are expressly declared to be cumulative. The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise of any such right or remedy. No delay in the enforcement or exercise of any right or remedy granted Landlord or Tenant under this Lease shall constitute a waiver of any Default by the defaulting party hereunder or of any rights or remedies in connection therewith available hereunder to the non-defaulting party. No party shall be deemed to have waived any Default by the other hereunder unless such waiver is set forth in a written instrument signed by the party against the waiver is asserted. Any waiver in writing shall be limited to its terms and shall not be construed as a waiver of any covenant, condition, or agreement set forth in this Lease except as to the specific circumstances described in such written waiver.

        Section 25.04. No Acceptance or Surrender. No act or thing done by Landlord or its agents during the Term shall constitute an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous Default. Landlord's acceptance of Rent following an Event of Default hereunder shall not be construed as a waiver of such Event of Default unless the payment cures such Event of Default.

        Section 25.05. Customs and Practices. No custom or practice which may develop between the parties in the administration of the terms of this Lease shall be construed to waive or lessen a party's right to insist upon strict performance of the terms of this Lease.

        Section 25.06. Payment of Tenant's Obligations by Landlord. In the Event of Default, Landlord may, but shall not be required to, make such payment or do such act required to be performed by Tenant. If Tenant fails to act and Landlord makes such payment or does such act, all costs and expenses incurred by Landlord, plus interest thereon at the rate per annum which is two percent (2%) higher than the "prime rate" published in the Money Rates section of the Wall Street Journal (the "Default Rate"), from the date paid by Landlord to the date of payment thereof by Tenant, shall be immediately paid by Tenant to Landlord; provided, however, that nothing contained therein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. The taking of such action by Landlord shall not be considered as a cure of such Default by Tenant or to prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such Default.

        Section 25.07. Default by Landlord. Should Landlord breach any of its warranties or representations herein set forth or fail to perform any of its covenants herein contained, Tenant shall notify Landlord of such default or breach and Landlord shall have a period of 30 days after receipt of written notice to remedy such breach or default, except in an emergency or life threatening situation, in which case Landlord shall have a reasonable period to cure such situation. If such breach or default cannot be cured within such period, Landlord shall have such additional period that shall be reasonably necessary to remedy such breach or default provided that Landlord is diligently and continuously pursuing such remedy and provided further that Tenant is not materially damaged or prejudiced. Should Landlord fail to cure such breach or default, Tenant shall have available to it the following remedies, as its sole and exclusive remedies, Tenant specifically waiving any other remedy it may have at law or at equity:

        (a) Terminate this Lease in the event of a material default which renders it reasonably impracticable to occupy the Premises;

        (b)     Bring suit against Landlord for specific performance;

        (c) Pursue any other rights and remedies specifically granted to Tenant hereunder; or

        (d) For so long as Tenant or its Permitted Occupants are occupying not less than 40% of the Rentable Area of the Building, if such breach or default is under the provisions of Sections 7.01, 7.04 and 14.02 hereof or Articles 8, 16 or 17 hereof, then Tenant shall have the right to cure such breach or default only to the extent that it affects the Premises. In the event that Tenant elects to exercise its rights under subparagraph (d), then the following provisions shall apply:

        (i) Tenant shall diligently and continuously pursue such cure until the default or breach is corrected;

        (ii) Tenant shall perform such cure in a manner which, to the extent reasonably practicable, minimizes interference or disruption to the other tenants of the Building;

        (iii) All such work shall be performed using firstclass materials, in a good and workmanlike manner consistent with all applicable governmental requirements;

        (iv) Should Tenant be required to expend funds in its cure of the Landlord's breach of default, then all costs and expenses incurred by Tenant shall be due and payable by Landlord within fifteen (15) days of a receipt of written demand from Tenant for such payment accompanied by a reasonably detailed statement of expenditures together with invoices shall bear interest at the Default Rate, from the date paid by Tenant to the date of payment thereof by Landlord. In the event that such sum (and interest accruing thereon) is not paid within sixty (60) days after receipt of written demand from Tenant, then Tenant may deduct such amount (and interest accrued thereon) against the installments of Rent until paid in full.


        Tenant agrees to give written notice of any default by Landlord under this Lease to any lender of Landlord secured by the Premises upon request thereof by such lender and a reasonable time within which to cure such default prior to Tenant taking any action to remedy such default or cancel the Lease.


                                  ARTICLE 26
                               SECURITY DEPOSIT


        (a) In the event Tenant desires to assign its interest in the Lease and be relieved of continuing liability hereunder, Landlord may require, as a condition to its consent to any such assignment, that the assignee posts a security deposit (the "Security Deposit") equal to one (1) month Rent due under the Lease at the time of the Assignment.

        (b) The Security Deposit shall be security for the performance by Tenant of all of Tenant's obligations, covenants, conditions, and agreements under this Lease. Within thirty (30) days after the expiration of the Term, and provided Tenant has vacated the Premises and is not in Default hereunder, Landlord shall return the Security Deposit to Tenant, less such portion thereof as Landlord shall have appropriated to satisfy any Default by Tenant hereunder. In the event of any default by Tenant hereunder, Landlord shall have the right, but shall not be obligated to use, apply or retain all or any portion of the Security Deposit for (i) the payment of any Rent to which Tenant is in Default,
(ii) the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's Default, or (iii) the payment of any amount Landlord may spend or become obligated to spend or for compensation of Landlord for any losses incurred by reason of Tenant's Default, including, but not limited to, any damage or deficiency arising in connection with the reletting of the Premises. If any portion of the Security Deposit is so used or applied, within three (3) business days after written notice to Tenant of such use or application, Tenant shall deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall constitute a Default under this Lease.


                                  ARTICLE 27
                            INTENTIONALLY OMITTED


                                  ARTICLE 28
                      ATTORNEY'S FEES AND LEGAL EXPENSES


        In any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, and other reasonable legal expenses and court costs incurred by such party in such action or proceeding as the court may find to be reasonable.


                                  ARTICLE 29
                                   NOTICES


        Any notice or document required to be delivered hereunder shall be in writing and shall be given or made or communicated by United States registered or certified mail or by any overnight or express mail service which provides receipts to indicate delivery, addressed to the parties hereto at the respective addresses as specified in the Basic Lease Information, or at such other addresses they have subsequently specified by written notice.

        All notices shall be effective upon being deposited in the manner prescribed above, however, the time period in which a response to such notice must be given shall commence to run from the date of receipt by the addressee thereof as shown on the return receipt of the notice. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given, shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.


                                  ARTICLE 30
                            RIGHT OF FIRST REFUSAL


        Provided Tenant is not in Default under this Lease at the applicable time, Tenant, during the Refusal Period (hereinafter defined), shall, in the manner described by and in compliance with the terms and provision of this
Article 30 have a right of first refusal to expand the Premises to include all or any portion of the Additional Space (hereinafter defined).

        (a)     If at any time during the Refusal Period Landlord shall either
(i) receive a bonafide offer from a third party to lease all or a portion of the Additional Space, which Landlord is prepared to accept, or (ii) prepares a proposal pertaining to all or a portion of the Additional Space which Landlord is prepared to offer as a lease proposal to a third party, then in either such event, landlord shall send a written notice (the "Offer Notice") to Tenant of such proposal. The Offer Notice shall set forth in reasonable detail the size or portion of the Additional Space subject to the Offer Notice, and shall contain (or be deemed to contain) an offer to Tenant to lease the portion of the Additional Space subject to the Offer Notice for the remaining Term of this Lease on the same terms and conditions set forth in the Offer Notice. (Except that the concessions offered to the third party pursuant to the proposal forming the basis of the Offer Notice shall be appropriately prorated if the remaining Term of this Lease is shorter than the term contemplated by the proposal forming the basis of the Offer Notice.) Tenant may elect to accept the Offer Notice, by giving written notice to Landlord of its election not less than ten (10) days after receipt by Tenant of the Offer Notice.

        (b) In the event Tenant responds within the ten (10) day period and elects to accept the proposal set forth in the Offer Notice, then this Lease shall automatically be amended to include within the Premises the portion of the Additional Space subject to the Offer Notice. The rent payable for the Additional Space subject to the Offer Notice (the "Additional Space Rent") will be as set forth in the Office Notice and Tenant will be entitled to all rental concessions set forth in the Offer Notice prorated as set forth in subparagraph
(a) hereof. Tenant will take the space subject to the Offer Notice in its "as is" and "where as" condition, however, Landlord will (i) perform in the Additional Space all work required by the Offer Notice; (ii) grant to Tenant any construction allowances that may be set forth in the Offer Notice prorated as set forth in subparagraph (a) hereof; and (iii) deliver such space upon Substantial Completion of all improvements thereto. The provisions of this subparagraph shall be self-enforcing without the need for any further act by Landlord or Tenant.

        (c) Should Tenant either fail to respond within the ten (10) days, or elects not to accept the Offer Notice, then the Landlord shall be free to execute a lease (the "Space Lease") for the portion of the Additional Space subject to the Offer Notice on terms not materially different than those set forth in the Offer Notice and thereupon such space shall be automatically excluded from the Additional Space and the rights of Tenant set forth in this Article, as they pertain to the portion of the Additional Space which is subject to the Offer Notice, shall automatically terminate and be of no further force or effect. The provisions of this subparagraph shall be self-enforcing without the need for any further act by Landlord or Tenant.

        (d) Notwithstanding the foregoing provisions of subparagraph (c) hereof, should Tenant either fail to respond within ten (10) days, or elects not to accept the Offer Notice, then the portion of the Additional Space subject to the Offer Notice shall again become a part of the Additional Space subject to the provisions of this Article upon either (i) the expiration or termination of the Space Lease or (ii) six (6) months after the date of an Offer Notice if Landlord is unable, within such period of time, to execute a Space Lease for the space subject to the Offer Notice.

        (e)     An election by Tenant under this Article shall be irrevocable.

        (f) As used herein, the term "Refusal Period" shall mean and refer to the period commencing on the Commencement Date and expiring upon the earlier of (i) the date on which Tenant's rights under this Article with respect to the Additional Space are terminated pursuant to subparagraphs (b) and (c) hereof or
(ii) the commencement of the last year of the Term of this Lease (as it may be extended by the Renewal Terms).

        (g) As used herein, the term "Additional Space" shall mean and refer to all of the Rentable Area of the Building excluding the Premises.

        (h) The rights granted Tenant hereunder are subject to the rights granted to others pursuant to leases in effect in the Building as of the date hereof.


                                  ARTICLE 31
                                MISCELLANEOUS

        Section 31.01. No Partnership. Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

        Section 31.02. Brokers. Landlord recognizes the Broker as the Broker under this Lease and shall pay the Broker a commission pursuant to a separate agreement between the Landlord and Broker. Landlord and Tenant each represent and warrant to the other that, except as provided above, neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease. In the event of a breach by a party of their foregoing representation and warranty (the "Defaulting Party"), the Defaulting Party shall indemnify and hold the other party harmless from and against any claim or claims, damages or expenses (including any claims for brokerage or other commissions asserted by broker, agent or finder fees) which may arise as a result of such breach.

        Section 31.03. Severability. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid and unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.

        Section 31.04. Trial by Jury. Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of landlord and tenant hereunder, Tenant's use or occupancy of the Premises, or any claim of injury or damage.

        Section 31.05. Force Majeure. Whenever a period of time is herein prescribed for action to be taken by a party, the party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control the party. However, the failure or inability to obtain or have funds required for a performance of a parties, obligation shall not be a basis of force majeure. Force Majeure shall not be applicable to Tenant's obligation to pay Rent hereunder as and when it is due and payable.

        Section 31.06. Captions. The article and section headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the provisions hereof. Words of any gender used in this Lease shall include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

        Section 31.07. Benefit and Burden. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several, and all agreements and covenants herein contained shall be binding upon their respective heirs, personal representatives, successors, and, to the extent permitted under this Lease, assigns of the parties hereto. If there be more than one Landlord, the obligations hereunder imposed upon Landlord shall be joint and several, and all agreements and covenants herein contained shall be binding upon respective heirs, personal representatives, successors, and assigns.

        Section 31.08. No Representations by Landlord. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this Lease by implication or otherwise except as expressly set forth in this Lease.

        Section 31.09. Entire Agreement. This Lease sets forth the entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

        Section 31.10. No Offer. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless Landlord executes a copy of this Lease and delivers the same to Tenant.


        Section 31.11. Authority. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and existing corporation, that Tenant has been and is qualified to do business in the Commonwealth of Virginia, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant signs as a partnership, trust, or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the Commonwealth of Virginia, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of the Tenant were authorized to do so by any and all necessary or appropriate partnership, trust, or other actions.


        If Landlord signs as a corporation, each of the persons executing this Lease on behalf of Landlord represents and warrants that Landlord is a duly organized and existing corporation, that Landlord has been and is qualified to do business in the Commonwealth of Virginia, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Landlord signs as a partnership, trust, or other legal entity, each of the persons executing this Lease on behalf of Landlord represents and warrants that Landlord has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the Commonwealth of Virginia, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of the Landlord were authorized to do so by any and all necessary or appropriate partnership, trust, or other actions.


        Section 31.12. Changes Requested by Lender. If, in connection with obtaining financing for the Building, any lender shall request reasonable modifications in this Lease as a condition for such financing, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or diminish Tenant's rights hereunder or materially adversely affect either the leasehold interest hereby created or Tenant's use and enjoyment of the Premises.


        Section 31.13. Governing Law and Construction. This Lease shall be governed by and construed under the laws of the Commonwealth of Virginia. Printed parts of this Lease shall be as binding on a parties hereto as other parts hereof. Parts of this Lease which are written or typewritten shall have no greater force or effect than, and shall not control, parts which are printed, but all parts shall be given equal effect. Tenant declares that Tenant has read and understands all parts of this Lease, including all printed parts thereof. Should any provision of this Lease require judicial interpretation, it is agreed that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that legal counsel was consulted by each party hereto before the execution of this Lease.


        Section 31.14. Exhibits. The Exhibits referred to in the Basic Lease Information are by this reference incorporated fully herein. The term "this Lease" shall be considered to include all such Exhibits.


        Section 31.15. Landlord's Liability. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and property of Landlord in the Building and the land upon which is situated for the collection of any judgment or other judicial process requiring the payment of money by Landlord for any default or breach by Landlord under this Lease, subject, however, to the prior rights of any mortgagee or lessor of the Building and land upon which the Building is situated. No other assets of Landlord or any partners, shareholders, or other principals of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim.


        Section 31.16. Use of Name of Building. Tenant shall not, without prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant on the Premises, and Tenant shall not-do or permit the doing of anything in connection with Tenant's business or advertising which in the reasonable judgment of Landlord may reflect unfavorably on Landlord or the Building or confuse or mislead the public as to any apparent connection or relationship between Tenant and Landlord, the Building or the land upon which it is situated.


        Section 31.17. Time of Essence. Time is of the essence in this Lease for the Landlord and Tenant.


        EXECUTED as of the date first written above.


                       LANDLORD:


                       HYATT PLAZA LIMITED PARTNERSHIP
                       a Virginia limited partnership


                       By:   Fair Lakes Hyatt Limited Partnership, a
                             Virginia limited partnership, its general partner


                             By:   Fair Lakes of Virginia, Inc.
                                   a Virginia corporation


                             By:        [SIG]
                                  -----------


                             Its:
                                  -------------------------------------







                                    TENANT:

                                    AMERICAN MANAGEMENT SYSTEMS, INC.
                                    a Delaware corporation


                                    By:   /s/ Frank A. Nicolai
                                    -------------------------------------


                                    Its:  Exec. VP, Secretary & Treasurer
                                    -------------------------------------


[THE FOLLOWING PAGES INCLUDE AS EXHIBIT A FLOOR PLANS OF THE PREMISES.]

                              EXHIBIT "B" TO LEASE


                             DATED AUGUST 12, 1993


                                    BETWEEN


                        HYATT PLAZA LIMITED PARTNERSHIP
                   A VIRGINIA LIMITED PARTNERSHIP, (LANDLORD)


                                      AND


                       AMERICAN MANAGEMENT SYSTEMS, INC.
                            A CORPORATION, (TENANT)


                             LEASEHOLD IMPROVEMENTS


        This Exhibit "B" is attached to and made a part of that certain Office Lease Agreement dated August 12, 1993 (the "Lease"), between HYATT PLAZA LIMITED PARTNERSHIP ("Landlord"), and AMERICAN MANAGEMENT SYSTEMS, INC. ("Tenant"). The terms used in this Exhibit that are defined in the Lease shall have the same meanings as provided in the Lease.


        The purpose of this Exhibit "B" is to set forth the relative rights and obligations of Landlord and Tenant with respect to the construction and installation of the initial tenant improvements in the Premises.

A.      DEFINITIONS

        1. "Existing Improvements" means all improvements existing in the Premises that are more particularly shown on Exhibit B Schedule 1 attached hereto and incorporated herein.

        2. "Contractor" means the person or firm from time to time selected by Tenant (pursuant to Paragraph D(3) hereof) to install the Leasehold Improvements in the Premises.

        3. "Leasehold Improvements" shall mean the aggregate of improvements to the Premises required by the Approved Plan.

        4. "Tenant's Architect" shall mean the architect or space planner designated by Tenant and approved by Landlord to prepare the plans and specifications for the Leasehold Improvements.

        5. "Approved Plan" shall mean the plan for Leasehold Improvements approved by Landlord and Tenant pursuant to Paragraph D.4. hereof.

B.      GENERAL PROVISIONS

        1. Unless otherwise agreed to in writing by Landlord and Tenant, all work involved in the design and construction of the Leasehold Improvements shall be carried out by Tenant, Tenant's Architect and Tenant's Contractor. Each party shall cooperate with the other to promote the efficient and expeditious completion of such work so that occupancy of each phase of the Premises may occur when required by Section 3.01 of the Lease.

        2. As of the date of execution of this Lease, the Premises are improved with the Existing Improvements. All costs associated with the design and construction of the Premises pursuant to an Approved Plan (including any demolition to the Existing Improvements) shall be borne by Tenant. As more particularly set forth in the Lease, Landlord has granted to Tenant a Tenant Allowance. The Tenant Allowance will be made available to Tenant in monthly installments. Tenant shall, on a monthly basis, submit to Landlord a statement setting forth the expenditures made by Tenant during the preceding month with respect to the Leasehold Improvements. The statement shall be accompanied by lien waivers from persons paid during the previous month and invoices or receipts evidencing the amount Tenant has requested Landlord to disburse from the Tenant Allowance. In such monthly statement, Tenant shall designate which payments it desires the Landlord to make directly to the billing party. Provided there is no Event of Default, Landlord shall, within ten (10) days after its receipt of Tenant's monthly statement, disburse the amount requested. Should the cost of the Leasehold Improvements exceed the Tenant Allowance, then such excess shall be paid by Tenant.

C.      DESIGN

        1. Tenant may draw from the Tenant Allowance the cost of all design services (including all necessary architectural, mechanical and electrical drawings) required for the Approved Plan.

        2. The design, construction, and installation of the Leasehold Improvements shall conform to the requirements of applicable building, plumbing, and electrical codes and the requirements of any authority having jurisdiction over, or with respect to, such work.

        3. All architectural, mechanical, and electrical plans and specifications for the Leasehold Improvements must be approved by Landlord. Any changes in the Approved Plans must also be approved by Landlord. Tenant shall not be permitted to modify the Building in any way, including but not limited to the structural, mechanical, and electrical systems, except as approved by Landlord on the Approved Plan. No alterations by Tenant to the Leasehold Improvements shall be allowed at any time except as provided in the Lease.

D.      PROCEDURES FOR COMPLETION OF LEASEHOLD IMPROVEMENTS


        The following procedures shall be followed in completing the Leasehold Improvements.

        1. Prior to commencing construction of any Phase, Tenant shall prepare and submit to Landlord (for its information) a construction schedule.

        2. Tenant's Architect shall complete working drawings and specifications and submit the same to Tenant and Landlord approval. Within five (5) business days after their receipt of such working drawings and specifi-cations, each party shall notify the Tenant's Architect and the other party in writing as to whether it approves or disapproves such working drawings and specifications. Should the working drawings and specifications (or parts thereof) be disapproved by either party, the party, in its notice of disapproval, shall specify, in reasonable detail, the reasons for its disapproval. The Tenant's Architect will revise the material and resubmit the same to Landlord and Tenant for their review and approval. Within five (5) days after their receipt of the revised material, each party shall notify the other and the Tenant's Architect in writing as to whether it approves or disapproves of the revised material. The foregoing process will be repeated (within the time periods permitted) until such time as both Landlord and Tenant have approved the working drawings and specifications. Upon approval of the working drawings and specifications, they will be deemed to be the "Approved Plan" for the phase in question.

        3. Tenant shall select the general contractor (the "Contractor") who will perform the Leasehold Improvements. Tenant's selection of the Contractor shall be subject to Landlord's written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

E.      RIGHT AND OBLIGATIONS OF LANDLORD

        1. Landlord is permitted to make periodic inspections of the Premises during construction provided that such inspections are made during reasonable business hours. Tenant shall not be liable for any damage or injury sustained by Landlord, or any of Landlord's agents, representatives or employees arising from Landlord's entry upon the Premises during the construction of the Leasehold Improvements.

        2. Whenever this Exhibit requires an act by Tenant or a plan, contract or other construction related document related to the Leasehold Improvements (the "Construction Document"), to be approved by Landlord, such approval shall not be unreasonably withheld, conditioned or delayed. The failure of Landlord to notify Tenant within the time period specified (or if no period is specified within five (5) business days after Tenant's request for Landlord's approval), shall constitute Landlord's approval of the Construction Document in question. Whenever Landlord withholds its approval, Landlord shall provide Tenant with an explanation of why the approval is being withheld and/or what corrective actions must be taken so that Landlord may approve the Construction Document in question. Each party agrees to use good faith efforts to resolve any conflict or disagreement.

F.      TENANT'S RIGHTS


        In its performance of the Leasehold Improvements, Tenant shall have the right to take such actions and utilize such facilities as are customarily and reasonably taken and utilized in the construction of comparable space, subject to such customary and reasonable restrictions as Landlord may adopt in the prudent management of the Building. Tenant shall not be charged for the use of utilities, elevators, loading docks, and similar Building facilities in the construction of the Leasehold Improvements. No fees of any manner shall be charged by Landlord for its review of plans and drawings or any supervision or inspection of the Leasehold Improvements. Landlord shall cause any of its contractors working in the Building to work in harmony with Tenant and the Contractor, and Landlord shall not knowingly permit any other contractors to interfere with the performance of the Leasehold Improvements.

        [THE DOCUMENT INCLUDES AS EXHIBIT C A SQUARE FOOT CHART SHOWING VARIOUS MEASURES OF USABLE SPACE ON EACH FLOOR.]

                              EXHIBIT "D" TO LEASE


                             DATED August 12, 1993


                                    BETWEEN


                   HYATT PLAZA LIMITED PARTNERSHIP (Landlord)


                                      and


                       AMERICAN MANAGEMENT SYSTEMS, INC.


                                    (Tenant)


                            CLEANING SPECIFICATIONS


SPECIFICATIONS


AREAS: The entire premises, including all office space, entrance lobby(ies), basement areas, loading platforms), receiving areas, landings/steps, public halls, stairways, lavatories, passageways and elevator cabs.


PART A - DAILY SERVICES


1.    Toilet Rooms


Rest rooms are to receive complete cleaning and sanitation each night according to the specifications listed below:

a. Commodes and Urinals: Commodes shall be washed inside and outside including under the lips of each bowl. All seats shall be washed. This work shall be performed using an approved disinfectant cleanser. All bright metal shall be cleaned and, dry polished. Deodorant blocks shall not be used in the urinals.

b. Washbasins: Washbasins shall be washed inside and outside using an approved disinfectant cleanser. All bright metal fixture units and plumbing shall be dry polished.

c. Stall Partitions: All stall partitions shall be damp cleaned using an approved disinfectant cleanser. Special attention shall be given to urinal partitions.

d. Entrance Doors: All entrance doors, including stops, jambs, and frames shall be cleaned.

e. Mirrors and Lights: All mirrors and lights immediately above mirrors shall be cleaned. Burned out lights shall be reported to the maintenance department.

f. Couches and Chairs: Lather or vinyl couches and chairs shall be damp cleaned. All vanity chairs, stools and other furniture shall be treated in a like manner.

g. Sanitary Napkin Disposal Containers: All sanitary napkin containers shall be emptied, damp cleaned with an approved disinfectant cleanser and provided with a new paper bag liner daily.

h. Installation of Supplies: All supplies such as toilet tissue, paper towels, liquid hand soap and bar soap is to be replenished. Insure that proper liquid soap is used in dispensers to avoid malfunction (dilute with water if necessary to prevent clogging). Periodically, clean operating mechanisms and replace liquid soap supply in each dispenser to insure proper operation.

i.      Mosaic Floors:    -     Pick up loose paper and trash
                          -     Sweep all floors
                          -     Wet mop floors, using an approved disinfectant
                                cleanser

j. Walls: Wash/clean walls around soap dispensers, towel containers, and light switches as required to maintain clean/bright appearance.

k. Traps and Floor Drains: Shall be maintained free from odor at all times. Periodically, water shall be poured down through these traps/floor drains to insure vapor seal.


NOTE: No harsh or abrasive cleaner shall be used without consulting the Property Manager.


2.      Room Cleaning


Executive Offices - Private Offices - Semi-Private Offices -
Reception Areas - Conference Rooms - General Offices


The areas stated above are to receive complete general cleaning daily according to the specifications listed below.


a. Wastepaper and Trash Containers: All trash containers shall be emptied and returned to original locations. Plastic liners shall be used in trash containers and changed as necessary for appearance and sanitation. Trash containers shall be periodically washed, for appearance and sanitation. All trash collected shall be deposited in exterior bulk trash containers provided by the Property Manager. Doors on these containers shall be kept closed when not in use. Any spills occurring during emptying of trash shall be cleaned up immediately (inside or outside), and related stains shall be washed/shampooed as required.

b. Entrances to Executive Offices and Entrances to of Office Areas on Various Floors: All glass doors, plate glass side panels and mirrors, including metal frames, stops, jambs shall be cleaned as necessary.

c. Ash Trays: All ash trays shall be emptied. Ash trays shall then be wiped clean with a damp cloth to remove stains and odors.

d. Desks and Chairs: Wood desks shall be thoroughly dusted with a treated dust cloth and oiled/waxed as required. Metal desks shall be damp wiped as necessary to remove spots and stains, including front and side vertical surfaces. All glass desk tops will be damp cleaned. Papers on desks shall not be disturbed. All chairs shall be dusted or vacuumed from top to bottom, as required.

e. File and Storage Cabinets: All file and storage cabinets shall be thoroughly dusted with a treated dust cloth. Cabinets lined in a row shall be dusted along the horizontal and vertical surface of each cabinet. Spill stains shall be damp cleaned when required.

f. Tables and Lamps: Tables shall be treated in a like manner as desks. Lamps shall be dusted thoroughly, using a treated dust cloth. When dusting lamp shades, be certain that cloth is not laden with dust. Cloth lamp shades shall be vacuumed with a soft brush type tool.

g.      Hand Dust/Clean the following using a treated dust cloth:

        -  Window Sills
        -  Pictures and Frames
        -  Counters
        -  Radiator and Fan Coil Unit enclosures (damp clean as required)
        -  Ledges and Shelves under six feet
        -  Doors, Jambs and Stops (particularly along top/horizontal surface)
        -  Pushplates and Kickplates
        -  Coat rack and trees
        -  Telephones, all types including office and telephones in booths
        - Panel boxes, Fire extinguishers and cabinets, and fire hose cabinets/enclosures

h. Vinyl (Resilient) Tile Floors: All resilient tile floors shall be dusted with a treated dust mop. All spillage will be removed, including damp mop cleaning when required. (Spray buff floor, using a commercial floor polishing machine, synthetic fiber pad and an approved acrylic polymer finish as required to maintain gloss).

i. Carpets: All carpets shall be thoroughly vacuumed. Special attention will be paid to all spills, spots and adherents for removal. Spot clean carpeting as required.

j. Glass Partitions: All glass partitions will be washed to remove fingermarks and smudges.


3.      Other Cleanable Areas


Main Entrance Lobby - Elevators - Corridors - Snack Bars Stairways, Landings, Loading Platforms, and Receiving Rooms


The areas listed above are to receive complete daily cleaning as prescribed in paragraphs A I and 2 above and specialty cleaning according to the specifications listed below.

a. Main Entrance Lobby: All hard surface floors shall be thoroughly cleaned and non-slip floor finish applied as necessary. (Spray buff floor, using a commercial floor polishing machine, synthetic fiber pad and an approved acrylic polymer finish as required to maintain gloss). All entrance door glass shall be cleaned. Area mats shall be removed and thoroughly cleaned and returned to their original location. Carpet areas shall be vacuumed and spot cleaned as necessary.

b. Elevators: Interior walls and ceilings shall be dusted with a treated dust cloth and spot cleaned as required. All carpets shall be vacuumed and stains removed when possible. Telephone boxes shall be checked and cleaned of any trash/ashes, etc.

c.      Corridors/Snack Bars:


        (1) Carpeted areas shall be vacuumed and all stains removed when possible. Resilient flooring shall be swept and damp mopped to remove spillage. (Spray buff floor, using a commercial floor polishing machine, synthetic fiber pad and an approved acrylic polymer finish as required to maintain gloss).


        (2) All refuse, trash and garbage from snack bars and vending machine areas shall be collected and removed from the building. Cans used for collection of food remnants shall be periodically washed inside and out.

d. Water Fountains: To insure a clean, health condition at the water fountains, the dispensing area shall be washed, cleaned and polished.

e. Stairways: Stair landings and steps shall be swept or vacuumed. Hand railing, ledges, grilles, fire apparatus and doors shall be dusted. Spills shall be wiped up daily. Spray buff resilient flooring as required to maintain gloss.

f. Outside Entrances: Landings and steps shall be swept. Both sides of entrance glass shall be cleaned. Kick plates and push bars shall be cleaned and polished.

g. Loading Platforms/Receiving Rooms: Loading dock areas, platforms and receiving rooms shall be swept daily and damp mopped as required.


PART B - WEEKLY SERVICES


1.      Toilet Rooms

        Damp clean and dry polish tile walls.

2.      Room Cleaning


        a.      Vertical Surfaces:

                (1) Wood wall paneling in Executive Offices shall be dusted using a treated dust cloth.

          (2)   Dust vertical surfaces of cabinets, files, etc.


          (3) All woodwork, doors, walls (including stairwells (,shall be spot cleaned to remove smudges/spills etc.


        b.      Other


                (1) Air conditioning return air grills shall be cleaned (vacuumed if necessary).


                (2) Vacuum all upholstered furniture and clean any leather furniture with a treated cloth.


3.      Other Cleanable Areas


        Stairways and Landings: All stairways and landings shall be damp mopped weekly. Dust light fixtures and exposed pipes in stairwells.


PART C - MONTHLY SERVICES


1.      Toilet Rooms

        Dust all high areas and vacuum exhaust grills.

2.      Rooms Cleaning


        a. Vertical surfaces and under surfaces (knee wells, chair rungs, table legs, etc.,) shall be thoroughly dusted and all glass in doors, partitions, pictures, and bookcases shall be damp-wiped. Dust walls and horizontal surfaces over six feet high.


        b. Venetian Blinds: Venetian blinds will be dusted in place with a treated dust cloth or venetian blind tool.


3.      Other Cleanable Areas


        Elevators: Carpet shall be lifted where appropriate, and flooring swept and damp mopped.

                              EXHIBIT "E" TO LEASE


                             DATED August 12, 1993


                                    BETWEEN


                        HYATT PLAZA LIMITED PARTNERSHIP
                                   (Landlord)


                                      and


                      AMERICAN MANAGEMENT SYSTEMS, INC.
                                    (Tenant)


                              HVAC SPECIFICATIONS


      The Building HVAC system consists of floor-by-floor variable air volume air handling units. The typical floor unit provides nominal cooling capacity of approximately 78 tons. The air handling units are served by two cooling towers with a total nominal tonnage of 1,120. There is a spare capacity in the condenser water system of approximately 300 tons to more than handle any supplemental cooling that may be required within the building for special areas, such as computer rooms or training labs.


      The air is distributed throughout each floor through VAV boxes with maximum perimeter zones of 1,600 CFM and maximum interior zones of 1,800 CFM. Heat is provided through electric reheat coils in the VAV boxes, which is supplemented in certain areas by baseboard heat as well.


      The Building is controlled by the EMS which is designed to turn equipment off and on in the most energy and cost efficient manner. The system also provides for after hours usage by each tenant through an access code that can be implemented via a touch tone phone.


      Subject to any limitations imposed by governmental authorities having jurisdiction thereover, the HVAC equipment shall maintain an indoor temperature of 76 degrees FDB in the summer, so long as the Washington National Airport outdoor temperature is below 93 degrees FDB and 76 degrees FWB, and of 70 degrees FDB in the winter, so long as the Washington National Airport outdoor temperature is above 14 degrees FDB.


      The Building system also contains toilet exhaust, general exhaust, smoke exhaust and elevator and stairwell pressurization systems to meet local fire codes.

                              EXHIBIT "F" TO LEASE


                             DATED August 12, 1993


                                    BETWEEN


                        HYATT PLAZA LIMITED PARTNERSHIP
                                   (Landlord)


                                      and


                      AMERICAN MANAGEMENT SYSTEMS, INC.
                                    (Tenant)


                            BARRIER REMOVAL PROGRAM


- -------------------------------------------------------------------------------
                                                              PLANNED
  ELEMENT               BARRIER              LOCATION       CORRECTIONS
- -------------------------------------------------------------------------------
    2.0      Insufficient amount and/or    Parking Lot  At next planned lot
             style of accessible parking                resurfacing/restriping
             spaces
- -------------------------------------------------------------------------------

    3.0      Curb ramp needs detectable    East         Footnote 1
             warnings                      Entrance
- -------------------------------------------------------------------------------

    4.0      Inaccessible entrance needs   West         Footnote 1
             directional signage           Entrance
- -------------------------------------------------------------------------------

    8.0      Floor buttons need braille    All Cabs     Footnote 1
             designations
- -------------------------------------------------------------------------------

    10.0     Door closers do not meet ADA  Rest Rooms,  In process during
             requirements for maximum      Corridor     1993
             opening force                 Doors
- -------------------------------------------------------------------------------

    12.3     Urinals mounted above         All Rest     Footnote 1
             maximum height (24" vs. 17")  Rooms
- -------------------------------------------------------------------------------

    15.0     No AV devices in rest rooms   All Rest     Footnote 1
                                           Rooms
- -------------------------------------------------------------------------------

- ----------------------------------------------------------------------------
                                                              PLANNED
  ELEMENT               BARRIER              LOCATION       CORRECTIONS
- ----------------------------------------------------------------------------
    17.0     Public telephone needs        First Floor  At next scheduled
             volume controls and signage   Corridor     replacement of
             per ADA standard                           wall finishes in
                                                        this area
            ----------------------------------------------------------------
             Public telephone mounted      First Floor  At next scheduled
             above maximum allowable       Corridor     replacement of
             height                                     wall finishes in
                                                        this area
- ----------------------------------------------------------------------------






Footnote 1: All items with this footnote are being remedied gradually, taking into consideration priority of barrier as well operational and budget considerations. It is the intent to have all these barriers eliminated by not later than 1995.

                              EXHIBIT "G" TO LEASE


                             DATED August 12, 1993


                                    BETWEEN


                        HYATT PLAZA LIMITED PARTNERSHIP
                                   (Landlord)


                                      and


                      AMERICAN MANAGEMENT SYSTEMS, INC.
                                    (Tenant)



                             RULES AND REGULATIONS



      This Exhibit "G" is attached to and made a part of that Office Lease Agreement dated August 12, 1993 (the "Lease"), between HYATT PLAZA LIMITED PARTNERSHIP ("Landlord"), and AMERICAN MANAGEMENT SYSTEMS, INC. ("Tenant"). Unless the context otherwise requires the terms used in this Exhibit that are defined in the Lease shall have the same meanings as provided in the Lease.


     The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and to ensure compliance with governmental and other requirements. Any continuing violation of these rules and regulations by Tenant shall constitute a Default by Tenant under the Lease.


      Landlord may, upon request of any Tenant, waive compliance by such Tenant with any of the following rules and regulations, provided (i) no waiver shall be effective unless signed by Landlord; (ii) any such waiver shall not relieve such Tenant from the obligation to comply with such rule or regulation in the future unless otherwise agreed to by Landlord; (iii) no waiver granted to any Tenant shall relieve any other tenant from the obligation of complying with these rules and regulations, unless such other tenant has received a similar written waiver from Landlord; and (iv) any such waiver by Landlord shall not relieve Tenant from any liability to Landlord for any loss or damage occasioned as a result of Tenant's failure to comply with any rule or regulation.


      1. Sidewalks, plaza areas, entrances, courts, elevators, stairways, corridors and all other public areas of the Building shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the premises of such tenant.


      2. No awnings or other projections shall be attached to the outside wall or windows of the Building. No curtains, blinds, shades, or screens (other than those furnished as part of the

Leasehold Improvements or approved by Landlord as part of an Alteration) shall be attached to or hung in, or used in connection with, any window or door of the premises of any tenant.


      3. Except as otherwise permitted by Sections 24.01, 24.02 and 24.04 of the Lease, no showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the corridor, or other public areas of the Building.


      4. Plumbing fixtures and appliances shall be used only for the purposes for which they were constructed, and no sweepings, rubbish, rags, or other substances (including, without limitation, coffee grounds) shall be thrown therein. The cost of repairing any stoppage or damage resulting from misuse of such fixtures by a tenant or such tenant's servants, employees, agents, visitors, or licensees, shall be paid by such tenant.


      5. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible, or explosive fluid, materials, chemical, or substance in or about its premises; however, substances used in modern offices may be brought into and stored (in reasonable quantities) in the Premises.


      6. Except for paintings or other typical wall hangings, no tenant shall mark, paint, drill into, or in any way deface, any part of the Building or its premises. No boring, cutting, or stringing of wires shall be permitted unless approved as part of an Approved Plan.


      7. No cooking shall be done or permitted in the Building by any tenant, except for that which is consistent with an employee kitchen within the premises. No tenant shall cause or permit any unusual or objectionable odors to emanate from its premises.


      8. Neither the whole nor any part of the premises of any tenant shall be used for manufacturing, for the storage of. merchandise, or for the sale or exchange of merchandise, goods, or property of any kind.


      9. Tenants shall not construct, maintain, use, or operate within their respective premises any electrical device, wiring, or apparatus in connection with a loud-speaker system or other sound system, except as reasonably required as part of a communication system approved prior to the installation thereof by Landlord. No such loud-speaker system shall be constructed, maintained, used or operated outside of the premises.


      10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings whether by the use of any musical instrument, radio, television, or other audio device, whistling, singing, or in any other way. Nothing shall be thrown out of any doors, windows, or any passageways.


      11. Except as permitted by the Lease, no additional locks or bolts of any kind shall be placed upon any of the doors or windows by and tenant, nor shall any changes be made in any existing locks or the locking mechanisms therein, without landlord's approval. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of its tenancy, restore to Landlord all keys of offices and storage and toilet rooms either furnished to, or otherwise procured by, such tenant. In the event of the loss of any keys so furnished, such tenant shall pay to Landlord the replacement cost thereof.


      12. The normal hours of operation of the Building shall be 7:00 a.m. to 6 p.m. Monday through Friday, and 8 a.m. to 1 p.m. on Saturdays, customary legal holidays excluded.


      13. No tenant shall use or occupy or permit any portion of its premises to be used or occupied as an employment bureau or for the storage, manufacture, or sale of liquor, narcotics, or drugs. Tenants may, however, have small quantities of liquor or beer used for entertaining purposes. No tenant shall engage or pay any employees in the Building, except those actually working for such tenant in the Building, nor advertise for laborers giving an address at the Building.


      14. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or watchman on duty, Landlord may at its option, require all persons admitted to or leaving the Building between the hours of 6 p.m. and 7:00 a.m., Monday through Friday, and at any hour on Saturdays, Sundays, and legal holidays, to register. Each Tenant shall be responsible for all persons for whom it authorizes entry into the Building, and shall be liable to Landlord for all acts or omissions of such persons.


      15. Each tenant, before closing and leaving its premises at any time, shall lock all entrance doors and turn off all lights and electrical appliances.


      16. No premises shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.


      17. Landlord's employees shall not perform, and shall not be requested by any tenant to perform, any work outside of their regular duties, unless under specific instructions from the office of Landlord. The requirements of tenants will be attended to only upon application to Landlord, and any such special requirements shall be billed to tenants (and paid when the next installment of rent is due) in accordance with the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and such tenant.


      18. Canvassing, soliciting, and peddling in the Building are prohibited, and each tenant shall cooperate in seeking their prevention.


      19. Except for trained animals assisting persons with disabilities, no animals of any kind shall be brought into or kept about the Building by any tenant.


      20. No vending machines for commercial or public use shall be permitted to be placed or installed in any part of the Building by any Tenant. Tenant may have vending machines in kitchen or other non-public areas of the Premises and/or employee kitchen areas so long as (i) such machines are not available for use by the general public; (ii) Landlord has approved such machines and (iii) the machines are not visible to the exterior of the Premises or the Building. Landlord reserves the right to place or install vending machines in any of the public areas of the Building.


      21. No plumbing or electrical fixtures shall be installed by any Tenant without the written consent of Landlord.


      22. Bicycles, motorcycles, or any other type of vehicle shall not be brought into the lobby or elevators of the Building or into the premises of any tenant.


      23. Landlord has the right to evacuate the Building in event of emergency or catastrophe.


      24. Landlord reserves the right to rescind any of these Rules and Regulations and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees, which Rules and Regulation when made and notice thereof given to a Tenant shall be binding upon him in like manner as if originally herein prescribed.

                              EXHIBIT "H" TO LEASE


                             DATED August 12, 1993


                                    BETWEEN


                        HYATT PLAZA LIMITED PARTNERSHIP
                                   (Landlord)


                                      and


                      AMERICAN MANAGEMENT SYSTEMS, INC.
                                    (Tenant)



                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT



        THIS AGREEMENT is dated the _____ day of _____________, 19__, and is made between THE AETNA CASUALTY AND SURETY COMPANY or one or more of its affiliates or designees ("Mortgagee"), and _________________________________
________ ("Tenant").


                                   RECITALS:


        (a) Tenant has entered into a certain lease ("Lease") dated _________________ with _______________________________________ as lessor
("Landlord"), covering certain premises known as ____________________________ _____________ and located in ________________________________________________
___ (the "Demised Premises"); and


        (b) Mortgagee has agreed to make a mortgage loan in the amount of ___________________________________ Dollars ($________) (the "Mortgage") to the
Landlord, secured by the Demised Premises, and the parties desire to set forth their agreement herein.


        NOW, THEREFORE, in consideration of the Demised Premises and of the sum of ONE DOLLAR ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, the parties hereby agree as follows:


        1. Said Lease is and shall be subject and subordinate to the Mortgage insofar as it affects the real property of which the Demised Premises for a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.


        2. Tenant agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of said Lease upon the same terms and conditions set forth in said Lease.


        3. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate said lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of said Lease.


        4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:


                a. liable for any act or omission of any prior landlord (including Landlord); or


                b.     liable for the return of any security deposit; or


                c. subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or


                d. bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or


                e. bound by any amendment or modification of the Lease made without its consent.


        5. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.


        6. Tenant agrees to give Mortgagee, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

        IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.





                                    Mortgagee:
- ---------------------------------              -----------------------------
Date
                                    By:
                                        ------------------------------------
                                        Its:


                                    Address:   c/o AEtna Realty Investors, Inc.
                                               242 Trumbull
                                               Hartford, CT  06156





                                    Tenant:
- ---------------------------------              -----------------------------
Date
                                    By:
                                        ------------------------------------
                                        Its:

                   FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

         THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (the "First Amendment") is made and entered into this day ___ of _________, 1994 (the "Effective Date"), by and between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord"), and AMERICAN MANAGEMENT SYSTEMS, INC., a Delaware corporation ("Tenant"), with reference to the following:

                                   RECITALS:

         A. Pursuant to an Office Lease Agreement dated August 12, 1993, by and between Landlord and Tenant (the "Lease"), Landlord has leased to Tenant certain premises located at 12701 Fair Lakes Circle, Fairfax, Virginia, as more particularly described therein. All capitalized terms used herein, unless specifically defined, shall have the same meaning and definition as used in the Lease.

         B. Landlord and Tenant have agreed to amend the certain terms and provisions of the Lease as hereinafter set forth.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

                 1. Under Tenant's Right of First Refusal option, Landlord and Tenant have agreed to expand the Premises to include an additional 7,926 square feet of Rentable Area located on the ninth (9th) floor of the Building (the "Additional Space"), as more particularly shown on Exhibit "A" attached hereto and made a part hereof by this reference. Base Rent for the Additional Space ("Additional Space Base Rent") shall be at the rate of $16.50 per square foot of Rentable Area, or the sum of $130,779.00 per year ($10,898.25 per month), adjusted as hereinafter set forth. Tenant shall lease the Additional Space in its "as is" and "where as" condition, and Landlord shall have no obligation to make any improvements as a condition of Tenant's acceptance thereof. Tenant's lease of the Additional Space shall commence on May 1, 1995 (the "Additional Space Commencement Date") and shall terminate on April 30, 2000 (the "Additional Space Expiration

Date"). Provided, however, that Tenant shall have the right to commence renovation of the Additional Space prior to the Additional Space Commencement Date with Landlord's prior written approval. Any entry upon the Additional Space prior to the Additional Space Commencement Date shall be subject to all of the terms and conditions of the Lease, as amended; however, Tenant's obligations to pay Additional Space Rent hereunder shall commence on the Additional Space Commencement Date. Tenant's renovation of the Additional Space shall be at Tenant's sole expense, and in accordance with the terms and provisions of Exhibit "B" to the Lease. On or before the Additional Space Expiration Date, Tenant shall surrender possession of the Premises to Landlord in accordance with the terms of the Lease.

         2. Commencing on January 1, 1996 and thereafter throughout the Additional SpaceTerm (as hereinafter defined) Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Additional Space, Tenant's Proportionate Share of the amount by which Operating Expenses exceed the Base Operating Expenses. The Base Year with respect to the Additional Space shall be 1995.

         3. (a) As used in the following paragraphs, the following terms shall be deemed to refer to, and shall have the following meanings:

                          (1)     Consumer Price Index or CPI: The Consumer
Price Index for All Urban Consumers (CPI-U) for Washington,D.C.-Md.-Va.
All Items(1982-84=100),published by the Bureau of Labor Statistics, United States Department of Labor.

                          (2)     Base CPI: The most recently published
Consumer Price Index as of the last day of the month immediately preceding the Additional Space Commencement Date.

                          (3)     CPI Adjustment Factor: Thirty percent (30%).

                 (b) During the Additional Space Term, the Additional Space Base Rent shall be adjusted, pursuant to the terms of this Paragraph 2, on the first day of January of each calendar year after the Additional Space Commencement Date and on the first day of January annually thereafter during the term of this First Amendment. The dates described in this Paragraph 2 for computing the adjustment of Additional Space Base Rent are hereinafter sometimes referred to collectively as "Rental Adjustment Dates" and singularly as a "Rental Adjustment Date". All adjustments to Additional Space Base Rent required by this Paragraph 2 shall be made as follows:

                          (1)The Base CPI shall be subtracted from the CPI
for the month immediately preceding a Rental Adjustment Date to determine the changes in the CPI for such period.

                          (2)The number computed in (1) above shall be
divided by the Base CPI to yield a percentage of increase in the CPI.

                          (3)The percentage of increase computed in (2) above
shall be multiplied by the CPI Adjustment Factor.

                          (4)The Additional Space Base Rent (which amount
shall remain constant for purposes of this calculation) shall be multiplied by the percentage computed in (3) above.

                          (5)The number computed in (4) above shall be
added to the Additional Space Base Rent set forth in (4) immediately above and the resulting sum will be adjusted rent (hereinafter the "Additional Space Adjusted Rent") to be paid by the Tenant to Landlord, in advance, without demand, in equal monthly installments, on the first day of each calendar month until the next Rental Adjustment Date.

                 (c) In no event shall any adjustment made pursuant to this Paragraph 2 ever result in an increase in the Adjusted Rent by more than three percent (3%) of the Adjusted Rent in effect immediately prior to the applicable Rental Adjustment Date, nor shall any adjustment made pursuant to this Paragraph 2 ever result in a decrease in the Additional Space Adjusted Rent below the Additional Space Rent payable and in effect for the preceding calendar year. In the event of an adjustment which would otherwise cause a decrease in the Additional Space Adjusted Rent, the Rent payable hereunder in effect for the preceding year shall continue in effect until the next Rental Adjustment Date. Adjustments to Rent shall be effective on the first day of January each year.

                 (d) If (i) a significant change is made in the number or nature (or both) of items used in determining the CPI, or (ii) the CPI shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the CPI, together with information which will make possible the conversion to the new index in computing the adjustment to Base Rent hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, Landlord and Tenant shall instead accept and use such other index or comparable statistics on the cost of living in the Washington, D.C. -Md. -Va.
metropolitan area, that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

         (e) Landlord shall provide Tenant with written notice of each adjustment pursuant to this Paragraph 2, which notice shall provide the basis upon which such adjustment has been calculated; provided, however, that if for any reason Landlord does not notify Tenant of the amount of such adjustment until after any Rental Adjustment Date, Tenant shall continue to pay the Additional Space Base Rent or Adjusted Rent, as the case may be, payable prior to the Rental Adjustment Date, and Tenant, within five (5) days following Landlord's delivery of written notice of such adjustment, shall pay to Landlord in a lump sum the amount of any increase in the Additional Space Base Rent resulting from such adjustment for all months in the existing calendar year prior to and including the month in which such notice of adjustment is received and during the remainder of such year Tenant shall pay to Landlord the Additional Space Adjusted Rent as set forth in such notice.

         4. Tenant shall have the right to renew and extend the Additional Space Term (the "Additional Space Term") with respect to the Additional Space for one (1) Renewal Term (herein so called) upon and subject to the following terms and conditions:

                 (a)Tenant may extend the Additional Space Term for one (1) Renewal Term of four (4) years (such Renewal Term commencing on May 1, 2000 and expiring concurrent with the Lease Term on February 29, 2004) by Tenant's giving written notice thereof to Landlord no later than twelve (12) months prior to the expiration of the original Additional Space Term. If Tenant does not exercise its rights to a Renewal Term in a timely manner, Tenant's failure shall conclusively be deemed a waiver of its rights to a Renewal Term.

                 (b) The exercise by Tenant of its rights to a Renewal Term must be made, if at all, by written notice executed by Tenant and delivered to Landlord on or before the date set forth above. Once Tenant shall exercise its rights to a Renewal Tenn, Tenant may not thereafter revoke such exercise. Tenant shall not have the right to exercise a Renewal Tenn if Tenant is in Default under the Lease, as amended, either at the time Tenant gives notice of its election or immediately prior to the commencement of the Renewal Term.

                 (c) Tenant shall take the Additional Space "as is" for the Renewal Term and Landlord shall have no obligation to make any improvements or alterations to the Additional Space.

                 (d) Base Rent per square foot of Rentable Area of the Additional Space for the first year of the Renewal Term shall be the current Base Rent, as adjusted, in effect on May 1, 2000. In no event shall the Additional Space Base Rent for the first year of the Additional Space Renewal Tenn be less than the Additional Space Base Rent in effect immediately prior to the expiration of the original Additional Space Term.

                 (e) Subject to subparagraph (e) above, the leasing of the Additional Space for the Renewal Term shall be upon the same terms and conditions as are applicable for the original Additional Space Term, and shall be upon and subject to all of the provisions of the Lease, including, without limitations the obligation of Tenant to pay Tenant's Additional Rent under the Lease.

         5. From and after the Additional Space Commencement Date until the Additional Space Expiration Date, the following terms used in the Lease shall have the following ascribed meanings:

                 (a) Premises: Refers to the Rentable Area demised to Tenant by the Lease (set forth therein) and to the Additional Space demised to Tenant by this First Amendment, as more fully described and shown on the floor plan(s) attached as Exhibit "A" hereto.

                 (b) Additional space: 7,926 square feet of Rentable Area located on the ninth (9th) floor of the Building, subject to adjustment pursuant to Paragraph 2 of this Amendment.

                 (c) Additional Space Base Rent: $130,779.00 per year ($10,898.25 per month), based on $16.50 per square foot of Rentable Area of the Premises, as adjusted.

                 (d)  Additional Space Base Year. 1995.

                 (e)  Tenant's Proportionate Share as to Additional Space:
3.14% subject to adjustment pursuant to Paragraph 2 of this First Amendment.

         6. Except as expressly modified by this First Amendment, the Lease remains unchanged and in full force and effect.

                        {Signatures appear on next page}

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first above written.

                                   LANDLORD:
                                   ---------

                                   HYATT PLAZA LIMITED PARTNERSHIP,
                                   a Virginia limited partnership


                                   By: Fair Lakes Hyatt Limited Partnership,
                                   a Virginia general partnership, its
                                   general partner


                                   By: Fair Lakes of Virginia, Inc.,
                                   a Virginia corporation



                                   By:
                                      --------------------------------
                                      Name:
                                           ---------------------------
                                      Its:
                                          ----------------------------


                                   TENANT:
                                   -------

                                   AMERICAN MANAGEMENT
                                   SYSTEMS, INC., a Delaware corporation


                                   By:
                                      --------------------------------
                                      Name:
                                           ---------------------------
                                      Its:
                                          ----------------------------

[THE FOLLOWING PAGE INCLUDES AS EXHIBIT A A FLOOR PLAN OF THE ADDITIONAL SPACE]

                   SECOND AMENDMENT TO OFFICE LEASE AGREEMENT


         THIS SECOND AMENDMENT TO OFFICE LEASE AGREEMENT (the "Second Amendment") is made and entered into this 1st day of November, 1994 (the "Effective Date"), by and between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord"), and AMERICAN MANAGEMENT SYSTEMS, INC., a Delaware corporation ("Tenant"), with reference to the following:

                                   RECITALS:

         A. Pursuant to an Office Lease Agreement dated August 12, 1993, by and between Landlord and Tenant, as amended by that certain First Amendment to Office Lease Agreement dated August 31, 1994 (collectively, the "Lease"), Landlord has leased to Tenant certain premises located at 12701 Fair Lakes Circle, Fairfax, Virginia, as more particularly described therein. All capitalized terms used herein, unless specifically defined, shall have the same meaning and definition as used in the Lease.

         B. Landlord and Tenant have agreed to amend the certain terms and provisions of the Lease as hereinafter set forth.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. Under Tenant's Right of First Refusal option, Landlord and Tenant have agreed to expand the Premises to include an additional 5,175 square feet of Rentable Area located on the tenth (10th) floor of the Building (the "Additional Space"), as more particularly shown on Exhibit "A" attached hereto and made a part hereof by this reference. Base Rent for the Additional Space ("Additional Space Base Rent") shall be at the rate of $16.50 per square foot of Rentable Area, or the sum of $85,387.50 per year ($7,115.63 per month), adjusted as hereinafter set forth. Tenant shall lease the Additional Space in its "as is" and "where as" condition, and Landlord shall have no obligation to make any improvements as a condition of Tenant's acceptance thereof. Tenant's lease of the Additional Space shall commence on April 1, 1995 (the "Additional Space

Commencement Date") and shall terminate on March 30, 2000 (the "Additional Space Expiration Date"). Provided, however, that Tenant shall have the right to commence renovation of the Additional Space prior to the Additional Space Commencement Date with Landlord's prior written approval. Any entry upon the Additional Space prior to the Additional Space Commencement Date shall be subject to all of the terms and conditions of the Lease, as amended; however, Tenant's obligations to pay Additional Space Rent hereunder shall commence on the Additional Space Commencement Date. Tenant's renovation of the Additional Space shall be at Tenant's sole expense, and in accordance with the terms and provisions of Exhibit "B" to the Lease. On or before the Additional Space Expiration Date, Tenant shall surrender possession of the Premises to Landlord in accordance with the terms of the Lease.

         2. Commencing on January 1, 1996 and thereafter throughout the Additional Space Term (as hereinafter defined) Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Additional Space, Tenant's Proportionate Share of the amount by which Operating Expenses exceed the Base Operating Expenses. The Base Year with respect to the Additional Space shall be 1995.

         3. (a) As used in the following paragraphs, the following terms shall be deemed to refer to, and shall have the following meanings:

                          (1)     Consumer Price Index or CPI: The Consumer
Price Index for All Urban Consumers(CPI-U)for Washington,D.C.-Md.-Va. All Items(1982-84=100), published by the Bureau of Labor Statistics, United States Department of Labor.

                          (2)     Base CPI:  The most recently published
Consumer Price Index as of the last day of the month immediately preceding the Additional Space Commencement Date.

                          (3)     CPI Adjustment Factor:  Thirty percent (30%).

                 (b) During the Additional Space Term, the Additional Space Base Rent shall be adjusted, pursuant to the terms of this Paragraph 2, on the first day of January of each calendar year after the Additional Space Commencement Date and on the first day of January annually thereafter during the term of this Second Amendment. The dates described in this Paragraph 2 for computing the adjustment of Additional Space Base Rent are hereinafter sometimes referred to collectively as "Rental Adjustment Dates" and singularly as a "Rental Adjustment Date". All adjustments to Additional Space Base Rent required by this Paragraph 2 shall be made as follows:

                          (1)     The Base CPI shall be subtracted from the CPI
for the month immediately preceding a Rental Adjustment Date to determine the changes in the CPI for such period.

                          (2)     The number computed in (1) above shall be
divided by the Base CPI to yield a percentage of increase in the CPI.

                          (3)     The percentage of increase computed in (2)
above shall be multiplied by the CPI Adjustment Factor.

                          (4)     The Additional Space Base Rent (which amount
shall remain constant for purposes of this calculation) shall be multiplied by the percentage computed in (3) above.

                          (5)     The number computed in (4) above shall be
added to the Additional Space Base Rent set forth in (4) immediately above and the resulting sum will be the adjusted rent (hereinafter the "Additional Space Adjusted Rent") to be paid by the Tenant to Landlord, in advance, without demand, in equal monthly installments, on the first day of each calendar month until the next Rental Adjustment Date.

                 (c) In no event shall any adjustment made pursuant to this Paragraph 2 ever result in an increase in the Adjusted Rent by more than three percent (3%) of the Adjusted Rent in effect immediately prior to the applicable Rental Adjustment Date, nor shall any adjustment made pursuant to this Paragraph 2 ever result in a decrease in the Additional Space Adjusted Rent below the Additional Space Rent payable and in effect for the preceding calendar year. In the event of an adjustment which would otherwise cause a decrease in the Additional Space Adjusted Rent, the Rent payable hereunder in effect for the preceding year shall continue in effect until the next

Rental Adjustment Date. Adjustments to Rent shall be effective on the first day of January each year.

                 (d) If (i) a significant change is made in the number or nature (or both) of items used in determining the CPI, or (ii) the CPI shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the CPI, together with information which will make possible the conversion to the new index in computing the adjustment to Base Rent hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, Landlord and Tenant shall instead accept and use such other index or comparable statistics on the cost of living in the Washington, D.C.-Md.-Va. metropolitan area, that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

                 (e) Landlord shall provide Tenant with written notice of each adjustment pursuant to this Paragraph 2, which notice shall provide the basis upon which such adjustment has been calculated; provided, however, that if for any reason Landlord does not notify Tenant of the amount of such adjustment until after any Rental Adjustment Date, Tenant shall continue to pay the Additional Space Base Rent or Adjusted Rent, as the case may be, payable prior to the Rental Adjustment Date, and Tenant, within five (5) days following Landlord's delivery of written notice of such adjustment, shall pay to Landlord in a lump sum the amount of any increase in the Additional Space Base Rent resulting from such adjustment for all months in the existing calendar year prior to and including the month in which such notice of adjustment is received and during the remainder of such year Tenant shall pay to Landlord the Additional Space Adjusted Rent as set forth in such notice.

         4. Tenant shall have the right to renew and extend the Additional Space Term (the "Additional Space Term") with respect to the Additional Space for one (1) Renewal Term (herein so called) upon and subject to the following terms and conditions:

                 (a)      Tenant may extend the Additional Space Term for one
(1) Renewal Term of four (4) years (such Renewal Term commencing on April 1, 2000 and expiring concurrent with the

Lease Term on February 29, 2004) by Tenant's giving written notice thereof to Landlord no later than twelve (12) months prior to the expiration of the original Additional Space Term. If Tenant does not exercise its rights to a Renewal Term in a timely manner, Tenant's failure shall conclusively be deemed a waiver of its rights to a Renewal Term.

                 (b) The exercise by Tenant of its rights to a Renewal Term must be made, if at all, by written notice executed by Tenant and delivered to Landlord on or before the date set forth above. Once Tenant shall exercise its rights to a Renewal Term, Tenant may not thereafter revoke such exercise. Tenant shall not have the right to exercise a Renewal Term if Tenant is in Default under the Lease, as amended, either at the time Tenant gives notice of its election or immediately prior to the commencement of the Renewal Term.

                 (c) Tenant shall take the Additional Space "as is" for the Renewal Term and Landlord shall have no obligation to make any improvements or alterations to the Additional Space.

                 (d) Base Rent per square foot of Rentable Area of the Additional Space for the first year of the Renewal Term shall be the current Base Rent, as adjusted, in effect on April 1, 2000. In no event shall the Additional Space Base Rent for the first year of the Additional Space Renewal Term be less than the Additional Space Base Rent in effect immediately prior to the expiration of the original Additional Space Term.

                 (e) Subject to subparagraph (e) above, the leasing of the Additional Space for the Renewal Term shall be upon the same terms and conditions as are applicable for the original Additional Space Term, and shall be upon and subject to all of the provisions of the Lease, including, without limitation, the obligation of Tenant to pay Tenant's Additional Rent under the Lease.

         5. From and after the Additional Space Commencement Date until the Additional Space Expiration Date, the following terms used in the Lease shall have the following ascribed meanings:

                 (a) Premises: Refers to the Rentable Area demised to Tenant by the Lease (set forth therein) and to the Additional Space demised to Tenant by the First Amendment and the Additional Space demised to Tenant by this Second Amendment, as more fully described and shown on the floor plan(s) attached as Exhibit "A" hereto.

                 (b) Additional Space: 5,175 square, feet of Rentable Area located on the tenth (10th) floor of the Building, subject to adjustment pursuant to Paragraph 2 of this Amendment.

                 (c) Additional Space Base Rent: $85,387.50 per year ($7,115.65 per month), based on $16.50 per square foot of Rentable Area of the Additional Space as adjusted.

                 (d)      Additional Space Base Year. 1995.

                 (e)      Tenant's Proportionate Share as to Additional Space:
2.05% subject to adjustment pursuant to Paragraph 2 of this Second Amendment.

         6. Except as expressly modified by this Second Amendment, the Lease remains unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and year first above written.


                           LANDLORD:
                           ---------

                           HYATT PLAZA LIMITED PARTNERSHIP,
                           a Virginia limited partnership

                           By:     Fair Lakes Hyatt Limited Partnership, a
                           Virginia general partnership, its general partner

                           By:     Fair Lakes of Virginia, Inc., a Virginia
                           corporation


                           By:          [SIG]
                             --------------------------------
                           Name:
                                -----------------------------
                           Its:
                               ------------------------------


                           TENANT:
                           -------

                           AMERICAN MANAGEMENT SYSTEMS, INC.,
                           a Delaware corporation

                           By:  /s/ Frank A. Nicolai
                             --------------------------------
                           Name:   Frank A. Nicolai
                                -----------------------------
                           Its:    Executive Vice President,
                               ------------------------------
                                   Secretary and Treasurer
                               ------------------------------

                   THIRD AMENDMENT TO OFFICE LEASE AGREEMENT

THIS THIRD AMENDMENT TO OFFICE LEASE AGREEMENT (this "Third Amendment") is made and entered into this 2nd day of October 1995 (the "Effective Date"), by and between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord"), and AMERICAN MANAGEMENT SYSTEMS, INC., a Delaware corporation ("Tenant"), with reference to the following:


                                   RECITALS:


         A. Pursuant to an Office Lease Agreement dated August 12, 1993, by and between Landlord and Tenant, as amended by that certain (i) First Amendment to Office Lease Agreement dated August 31, 1994 and (ii) Second Amendment Office Lease Agreement dated November 1, 1994 (collectively, the "Lease"), Landlord has leased to Tenant certain premises located at 12701 Fair Lakes Circle, Fairfax, Virginia, as more particularly described therein. All capitalized terms used herein, unless specifically defined, shall have the same meaning and definition as used in the Lease.

         B. Landlord and Tenant have agreed to amend the certain terms and provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:


1. Under Tenant's Right of First Refusal option, Landlord and Tenant have agreed to expand the Premises to include an additional 5,327 square feet of Rentable Area located on the third (3rd) floor of the Building (the "Third Amendment Space"), commonly known as Suite 320, as more particularly shown on Exhibit "A" attached hereto and made a part hereof by this reference. Base Rent for the Third Amendment Space ("Third Amendment Space Base Rent") shall be at the rate of $17.00 per square foot of Rentable Area, or the sum of $90,559.00 per year ($7,546.58 per month), adjusted as hereinafter set forth. Tenant shall lease the Third Amendment Space in its "as is" and "where as" condition, and Landlord shall have no obligation to make any improvements as a condition of Tenant's acceptance thereof. Notwithstanding, Landlord agrees to provide Tenant with a Renovation Allowance of up to $5.00 per rentable square foot in the Third Amendment Space. Landlord shall reimburse Tenant for approved improvements to the Third Amendment Space within thirty (30) days after receipt of invoices from Tenant. Tenant's lease of Third Amendment Space shall commence January 1, 1996 (the "Third Amendment Space Commencement Date") and shall terminate on December 31, 2000 (the "Third Amendment Space Expiration Date") (the "Third Amendment Space Initial Term"). Provided, however, that Tenant shall have the right to commence renovation of the Third Amendment Space prior to the Third Amendment Space Commencement Date and after October 1, 1995 with Landlord's prior written approval. Any entry upon the Third Amendment Space prior to the Third Amendment Space Commencement Date shall be subject to all of the terms and conditions of the Lease, as amended; however, Tenant's obligations to pay Third Amendment Space Base Rent and Third Amendment Space Additional Rent (as hereinafter defined) shall commence on the Third Amendment Space Commencement Date. Tenant's renovation of the Third Amendment Space shall be at Tenant's sole expense, and in accordance with the terms and provisions of Exhibit "B" to the Lease. On or before the Third Amendment Space Expiration Date, Tenant shall surrender possession of the Premises to Landlord in accordance with the terms of the Lease.

2. Commencing on January 1, 1997 and thereafter throughout the Third Amendment Space Initial Term Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Third Amendment Space, 2.11% of the amount by which Operating Expenses exceed the Adjusted Base Operating Expenses. Adjusted Base Operating Expenses shall, for purposes of this Amendment, refer to the Operating Expenses incurred during the 1996 calendar year. Such payments shall be made in accordance with Section 6.01 of the Lease.

3.       (a)     As used in the following paragraphs, the following terms shall be deemed to refer to, and shall have the following meanings:

                 (1) Consumer Price Index or CPI: The Consumer Price Index for All Urban Consumers (CPI-U) for Washington, D.C.-Md.-Va. All Items (1982-84=100), published by the Bureau of Labor Statistics, United States Department of Labor.

                 (2) Base CPI: The most recently published Consumer Price Index as of the last day of the month immediately preceding the Third Amendment Space Commencement Date.

                 (3)      CPI Adjustment Factor: Thirty percent (30%).

         (b) During the Third Amendment Space Initial Term, the Third Amendment Space Base Rent shall be adjusted, pursuant to the terms of this Paragraph 3, on the first day of January of each calendar year after the Third Amendment Space Commencement Date and on the first day of January annually thereafter during the term of this Third Amendment. The dates described in this Paragraph 3 for computing the adjustment of Third Amendment Space Base Rent are hereinafter sometimes referred to collectively as "Rental Adjustment Dates" and singularly as a "Rental Adjustment Date". All adjustments to Third Amendment Space Base Rent required by this Paragraph 3 shall be made as follows:

                 (1) The Base CPI shall be subtracted from the CPI for the month immediately preceding a Rental Adjustment Date to determine the changes in the CPI for such period.

                 (2) The number computed in (1) above shall be divided by the Base CPI to yield a percentage of increase in the CPI.

                 (3) The percentage of increase computed in (2) above shall be multiplied by the CPI Adjustment Factor.

                 (4) The Third Amendment Space Base Rent (which amount shall remain constant for purposes of this calculation) shall be multiplied by the percentage computed in (3) above.

                 (5) The number computed in (4) above shall be added to the Third Amendment Space Base Rent set forth in (4) immediately above and the resulting sum will be the adjusted rent (hereinafter the "Third Amendment Space Adjusted Rent") to be paid by Tenant to Landlord, in advance, without demand, in equal monthly installments, on the first day of each calendar month until the next Rental Adjustment Date.

         (c) In no event shall any adjustment made pursuant to this Paragraph 3 ever result in an increase in the Third Amendment Space Adjusted Rent by more than three percent (3%) of the Third Amendment Space Adjusted Rent in effect immediately prior to the applicable Rental

Adjustment Date, nor shall any adjustment made pursuant to this Paragraph 3 ever result in a decrease in the Third Amendment Space Adjusted Rent below the Third Amendment Space Base Rent and Third Amendment Space Additional Rent payable and in effect for the preceding calendar year. In the event of an adjustment which would otherwise cause a decrease in the Third Amendment Space Adjusted Rent, the Rent payable hereunder in effect for the preceding year shall continue in effect until the next Rental Adjustment Date. Adjustments to Rent shall be effective on the first day of January each year.

         (d) If (i) a significant change is made in the number or nature (or both) of items used in determining the CPI, or (ii) the CPI shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the CPI, together with information which will make possible the conversion to the new index in computing the adjustment to Base Rent hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, Landlord and Tenant shall instead accept and use such other index or comparable statistics on the cost of living in the Washington, D.C. -Md. -Va. metropolitan area, that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

         (e) Landlord shall provide Tenant with written notice of each adjustment pursuant to this Paragraph 2, which notice shall provide the basis upon which such adjustment has been calculated; provided, however, that if for any reason Landlord does not notify Tenant of the amount of such adjustment until after any Rental Adjustment Date, Tenant shall continue to pay the Third Amendment Space Base Rent or Adjusted Rent, as the case may be, payable prior to the Rental Adjustment Date, and Tenant, within five (5) days following Landlord's delivery of written notice of such adjustment, shall pay to Landlord in a lump sum the amount of any increase in the Third Amendment Space Base Rent resulting from such adjustment for all months in the existing calendar year prior to and including the month in which such notice of adjustment is received and during the remainder of such year Tenant shall pay to Landlord the Third Amendment Space Adjusted Rent as set forth in such notice.

4. Tenant shall have the right to renew and extend the Third Amendment Space Initial Term (the "Third Amendment Space Renewal Term") with respect to the Third Amendment Space for one (1) Renewal Term (herein so called) upon and subject to the following terms and conditions:

         (a) Tenant may extend the Third Amendment Space Initial Term for one (1) Renewal Term of five (5) years (such Renewal Term commencing on January 1, 2001 and expiring on December 31, 2005 by Tenant's giving written notice thereof to Landlord no later, than twelve (12) months prior to the expiration of the Third Amendment Space Initial Term. If Tenant does not exercise its rights to a Renewal Term in a timely manner, Tenant's failure shall conclusively be deemed a waiver of its rights to a Renewal Term.

         (b) The exercise by Tenant of its rights to a Renewal Term must be made, if at all, by written notice executed by Tenant and delivered to Landlord on or before the date set forth above. Once Tenant shall exercise its rights to a Renewal Term, Tenant may not thereafter revoke such exercise. Tenant shall not have the right to exercise a Renewal Term if Tenant is in Default under the Lease, as amended, either at the time Tenant gives notice of its election or immediately prior to the commencement of the Renewal Term.

         (c) Tenant shall take the Third Amendment Space "as is" for the Renewal Term and Landlord shall have no obligation to make any improvements or alterations to the Third Amendment Space.

         (d) Base Rent per square foot of Rentable Area of the Third Amendment Space for the first year of the Renewal Term shall be the current Third Amendment Space Base Rent, as adjusted, in effect on January 1, 2001. In no event shall the Third Amendment Space Base Rent for the first year of the Third Amendment Space Renewal Term be less than the Third Amendment Space Base Rent, as adjusted, in effect immediately prior to the expiration of the Third Amendment Space Initial Term.

         (e) Subject to subparagraph (d) above, the leasing of the Third Amendment Space for the Renewal Term shall be upon the same terms and conditions as are applicable for the Third Amendment Space Initial Term, and shall be upon and subject to all of the provisions of the Lease, including, without limitation, the obligation of Tenant to pay Tenant's Third Amendment Space Additional Rent under the Lease.

5.       From and after the Third Amendment Space Commencement Date until the
Third

Amendment Space Expiration Date, the following terms used in the Lease shall have the following ascribed meanings:

         (a) Premises: Refers to the Rentable Area demised to Tenant by the Lease (set forth therein) and to the space demised to Tenant by the First Amendment, Second Amendment and the Third Amendment Space demised to Tenant by this Third Amendment, as more fully described and shown on the floor plan(s) attached as Exhibit "A" hereto.

         (b) Third Amendment Space: 5,327 square feet of Rentable Area located on the third (3rd floor of the Building, subject to adjustment pursuant to Paragraph 2 of this Third Amendment.

         (c) Third Amendment Space Renewal Term: Refers to the Third Amendment Space Renewal Term, if exercised by Tenant pursuant to the terms and conditions of this Third Amendment.

6. Except as expressly modified by this Third Amendment, the Lease remains unchanged and in full force and effect.

         [Signatures to appear on next page.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the day and year first above written.


                            LANDLORD:
                            ---------

                            HYATT PLAZA LIMITED PARTNERSHIP,
                            a Virginia limited partnership

                            By: Fair Lakes Hyatt Limited Partnership, a Virginia general partnership, its general partner

                            By:      Fair Lakes of Virginia, Inc.,
                                     a Virginia corporation

                            By:   /s/  Milton V. Peterson
                                -------------------------------
                            Name:  Milton V. Peterson
                                 ------------------------------
                            Its:  President
                                 ------------------------------

                            TENANT:
                            -------

                            AMERICAN MANAGEMENT SYSTEMS,
                            INC.,
                            a Delaware corporation

                            By:      /s/  Frank A. Nicolai
                                -----------------------------------
                            Name:    Frank A. Nicolai
                                  --------------------------------
                            Its:  Executive Vice President
                                  -------------------------------
                                  Secretary & Treasurer
                                  -------------------------------

                                   EXHIBIT A

                        THIRD AMENDMENT SPACE FLOOR PLAN

                       [INCLUDES FLOOR PLAN OF PREMISES]

                   FOURTH AMENDMENT TO OFFICE LEASE AGREEMENT



         THIS FOURTH AMENDMENT TO OFFICE LEASE AGREEMENT (this "Fourth Amendment") is made and entered into as of the 12th day of August, 1996 (the "Effective Date"), by and between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord"), and AMERICAN MANAGEMENT SYSTEMS, INC., a Delaware corporation ("Tenant"), with reference to the following:


                                   RECITALS:


         A. Pursuant to an Office Lease Agreement dated August 12, 1993, by and between Landlord and Tenant, as amended by that certain (i) First Amendment to Office Lease Agreement dated August 31, 1994, (ii) Second Amendment to Office Lease Agreement dated November 1, 1994 and (iii) Third Amendment to Office Lease Agreement dated October 2, 1995 (collectively, the "Lease"), Landlord has leased to Tenant certain premises located at 12701 Fair Lakes Circle, Fairfax, Virginia, as more particularly described therein. All capitalized terms used herein, unless specifically defined, shall have the same meaning and definition as used in the Lease.

         B. Landlord and Tenant have agreed to amend the certain terms and provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. Landlord and Tenant have agreed to expand the Premises to include an additional 851 square feet of Rentable Area located on the third
(3rd) floor of the Building (the "Fourth Amendment Space"), commonly known as Suite 365, as more particularly shown on Exhibit "A" attached hereto and made a part hereof by this reference. Base Rent for the Fourth Amendment Space ("Fourth Amendment Space Base Rent") shall be as set forth below:

                 (i)      From August 12, 1996 to August 31, 1997, $18.75 per
         square foot of Rentable Area, or the sum of $15,956.25 per year ($1,329.69 per month), and

                 (ii) From September 1, 1997 to August 31, 1998, $19.22 per square foot of Rentable Area, or the sum of $16,356.22 per year ($1,363.02 per month).

         2. Tenant shall lease the Fourth Amendment Space in its "as is" and "where is" condition, and Landlord shall have no obligation to make any improvements as a condition of Tenant's acceptance thereof. Tenant's lease of Fourth Amendment Space shall commence August 12, 1996 (the "Fourth Amendment Space Commencement Date") and shall terminate August 31, 1998 (the "Fourth Amendment Space Expiration Date") (the "Fourth Amendment Space Initial

Term"). On or before the Fourth Amendment Space Expiration Date, Tenant shall surrender possession of the Premises to Landlord in accordance with the terms of the Lease.

         3. Commencing on January 1, 1997 and thereafter throughout the Fourth Amendment Space Initial Term, Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Fourth Amendment Space, .34% of the amount by which Operating Expenses exceed the Adjusted Base Operating Expenses. Adjusted Base Operating Expenses shall, for purposes of this Amendment, refer to the Operating Expenses incurred during the 1996 calendar year. Such payments shall be made in accordance with Section 6.01 of the Lease and Paragraph 3 of the Third Amendment to the Lease.

         4. Tenant shall have the right to renew and extend the Fourth Amendment Space Initial Term (the "Fourth Amendment Space Renewal Term") with respect to the Fourth Amendment Space for one (1) Renewal Term (herein so called) upon and subject to the following terms and conditions:

                 (a) Tenant may extend the Fourth Amendment Space Initial Term for one (1) Renewal Term of three (3) years, such Renewal Term commencing on September 1, 1998 and expiring on August 31, 2001, by Tenant's giving written notice thereof to Landlord no later than six (6) months prior to the expiration of the Fourth Amendment Space Initial Term. If Tenant does not exercise its rights to a Renewal Term in a timely manner, Tenant's failure shall conclusively be deemed a waiver of its rights to a Renewal Term.

                 (b) The exercise by Tenant of its rights to a Renewal Term must be made, if at all, by written notice executed by Tenant and delivered to Landlord on or before the date set forth above. Once Tenant shall exercise its rights to a Renewal Term, Tenant may not thereafter revoke such exercise. Tenant shall not have the right to exercise a Renewal Term if Tenant is in Default under the Lease, as amended, either at the time Tenant gives notice of its election or immediately prior to the commencement of the Renewal Term.

                 (c) Tenant shall take the Fourth Amendment Space "as is" for the Renewal Term and Landlord shall have no obligation to make any improvements or alterations to the Fourth Amendment Space.

                 (d) Base Rent per square foot of Rentable Area of the Fourth Amendment Space for the first year of the Renewal Term shall be the market rate for Fair Lakes as reasonably determined by Landlord for comparable size space, and for Leases with comparable terms, conditions and concessions. Such Base Rate shall be adjusted on September 1 of each subsequent year of the Renewal Term by multiplying the Base Rent in effect on August 31 by 2.5% and adding the product to the Base Rent then in effect. The Adjusted Base Rent shall be in effect until the next adjustment date.

                 (e) Subject to subparagraph (d) above, the leasing of the Fourth Amendment Space for the Renewal Term shall be upon the same terms and conditions as are applicable for the Fourth Amendment Space Initial Term, and shall be upon and subject to all of the provisions of the Lease, including, without limitation, the obligation of Tenant to pay Tenant's Fourth Amendment Space Additional Rent under the Lease.

         5. From and after the Fourth Amendment Space Commencement Date until the Fourth Amendment Space Expiration Date, the following terms used in the Lease shall have the following ascribed meanings:

                 (a) Premises: Refers to the Rentable Area demised to Tenant by the Lease (set forth therein) and to the space demised to Tenant by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment Space, demised to Tenant by this Fourth Amendment.

                 (b) Fourth Amendment Space: 851 square feet of Rentable Area located on the third (3rd floor of the Building, subject to adjustment pursuant to Paragraph 2 of this Fourth Amendment.

                 (c) Fourth Amendment Space Renewal Term: Refers to the Fourth Amendment Space Renewal Term, if exercised by Tenant pursuant to the terms and conditions of this Fourth Amendment.

                 (d)      Rentable Area of the Premises:

                           Original Lease Space                                84,236 square feet
                           First Amendment Space                                7,926 square feet
                           Second Amendment Space                               5,175 square feet
                           Third Amendment Space                                5,327 square feet
                           Fourth Amendment Space                                 851 square feet
                                                                              -------

                           Total------------------------------------          103,515 square feet


                 (e) Tenant's Proportionate Share as to the Fourth Amendment Space: .34%

         Except as expressly modified by this Fourth Amendment, the Lease remains unchanged and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment as of the day and year first above written.




                           LANDLORD:
                           ---------


                           HYATT PLAZA LIMITED PARTNERSHIP,
                           a Virginia limited partnership

                           By: Fair Lakes Hyatt Limited Partnership, a
                               Virginia general partnership, its general partner


                           By: Fair Lakes of Virginia, Inc.,
                               a Virginia corporation
                               its general partner


                           By:
                               -----------------------------------
                           Name:
                                ----------------------------------
                           Its:
                               -----------------------------------



                           TENANT:
                           -------

                           AMERICAN MANAGEMENT SYSTEMS, INC.,
                            a Delaware corporation



                           By:
                              ------------------------------------
                           Name:
                                ----------------------------------
                           Its:
                               -----------------------------------

                                   EXHIBIT A

                       FOURTH AMENDMENT SPACE FLOOR PLAN


                    [INCLUDES FLOOR PLANS OF THE PREMISES]

                   FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT


         THIS FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT (this "Fifth Amendment") is made and entered into as of the 30th day of September, 1996 (the "Effective Date"), by and between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord"), and AMERICAN MANAGEMENT SYSTEMS, INC., a Delaware corporation ("Tenant"), with reference to the following:


                                   RECITALS:


         A. Pursuant to an Office Lease Agreement dated August 12, 1993, by and between Landlord and Tenant, as amended by that certain (i) First Amendment to Office Lease Agreement dated August 31, 1994, (ii) Second Amendment to Office Lease Agreement dated November 1, 1994, (iii) Third Amendment to Office Lease Agreement dated October 2, 1995 and (iv) Fourth Amendment to Office Lease Agreement dated August 12, 1996 (collectively, the "Lease"), Landlord has leased to Tenant certain premises located at 12701 Fair Lakes Circle, Fairfax, Virginia, 22033, as more particularly described therein. All capitalized terms used herein, unless specifically defined, shall have the same meaning and definition as used in the Lease.

         B. Landlord and Tenant have agreed to amend the certain terms and provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. As an exercise of Tenant's Right of First Refusal Option, Landlord and Tenant have agreed to expand the Premises to include an additional 3,350 square feet of Rentable Area located on the first (1st) floor of the Building (the "Fifth Amendment Space"), commonly known as Suite 160, as more particularly shown on Exhibit "A" attached hereto and made a part hereof by this reference. Base Rent for the Fifth Amendment Space ("Fifth Amendment Space Base Rent") shall be as set forth below:

                 (i) From October 1, 1996 to September 30, 1997, $21.00 per square foot of Rentable Area, or the sum of $70,350.00 per year ($5,862.50 per month), and

                 (ii) From October 1, 1997 to September 30, 1998, $21.63 per square foot of Rentable Area, or the sum of $72,460.50 per year ($6,038.38 per month).

         2. Tenant shall lease the Fifth Amendment Space in its "as is" and "where is" condition, and Landlord shall have no obligation to make any improvements as a condition of Tenant's acceptance thereof. Tenant's lease of Fifth Amendment Space shall commence October 1, 1996 (the "Fifth Amendment Space Commencement Date") and shall terminate September 30, 1998 (the "Fifth Amendment Space Expiration Date") (the "Fifth Amendment Space Initial Term"). On or before the Fifth Amendment Space Expiration Date, Tenant shall surrender possession of the Premises to Landlord in accordance with the terms of the Lease.

         3. Commencing on January 1, 1998 and thereafter throughout the Fifth Amendment Space Initial Term, Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Fifth Amendment Space, 1.33% of the amount by which Operating Expenses exceed the Adjusted Base Operating Expenses. Adjusted Base Operating Expenses shall, for purposes of this Amendment, refer to the Operating Expenses incurred during the 1997 calendar year. Such payments shall be made in accordance with Sections 6.01 and 6.02 of the Lease.

         4. Tenant shall have the right to renew and extend the Fifth Amendment Space Initial Term (the "Fifth Amendment Space Renewal Term") with respect to the Fifth Amendment Space for one (1) Renewal Term (herein so called) upon and subject to the following terms and conditions:

                 (a) Tenant may extend the Fifth Amendment Space Initial Term for one (1) Renewal Term of three (3) years, such Renewal Term commenting on October 1, 1998 and expiring on September 30, 2001, by Tenant's giving written notice thereof to Landlord on or before April 1, 1998. If Tenant does not exercise its rights to a Renewal Term in a timely manner, Tenant's failure shall conclusively be deemed a waiver of its rights to a Renewal Term.

                 (b) The exercise by Tenant of its rights to a Renewal Term must be made, if at all, by written notice executed by Tenant and delivered to Landlord on or before the date set forth above. Once Tenant shall exercise its rights to a Renewal Term, Tenant may not thereafter revoke such exercise. Tenant shall not have the right to exercise a Renewal Term if Tenant is in Default under the Lease, as amended, either at the time Tenant gives notice of its election or immediately prior to the commencement of the Renewal Term.

                 (c) Tenant shall take the Fifth Amendment Space "as is" for the Renewal Term and Landlord shall have no obligation to make any improvements or alterations to the Fifth Amendment Space.

                 (d) Base Rent per square foot of Rentable Area of the Fifth Amendment Space for the first year of the Renewal Term shall be at the rate of $22.28 per square feet for the Fifth Amendment Space. Such Base Rate shall be adjusted on October 1 of each subsequent year of the Renewal Term by multiplying the Base Rent in effect on September 30 by 3.0% and adding the product to the Base Rent then in effect. The Adjusted Base Rent shall be in effect until the next adjustment date.

                 (e) Subject to subparagraph (d) above, the leasing of the Fifth Amendment Space for the Renewal Term shall be upon the same terms and conditions as are applicable for the Fifth Amendment Space Initial Term, and shall be upon and subject to all of the provisions of the Lease, including, without limitation, the obligation of Tenant to pay Tenant's Fifth Amendment Space Additional Rent under the Lease.

         5. From and after the Fifth Amendment Space Commencement Date until the Fifth Amendment Space Expiration Date, the following terms used in the Lease shall have the following ascribed meanings:

                 (a) Premises: Refers to the Rentable Area demised to Tenant by the Lease (set forth therein) and to the space demised to Tenant by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment Space, demised to Tenant by this Fifth Amendment.

                 (b) Fifth Amendment Space: 3,350 square feet of Rentable Area located on the first (1st) floor of the Building.

                 (c) Fifth Amendment Space Renewal Term: Refers to the Fifth Amendment Space Renewal Term, if exercised by Tenant pursuant to the terms and conditions of this Fifth Amendment.

                 (d)      Rentable Area of the Premises:

                                  Original Lease Space                          84,236 square feet
                                  First Amendment Space                          7,926 square feet
                                  Second Amendment Space                         5,175 square feet
                                  Third Amendment Space                          5,327 square feet
                                  Fourth Amendment Space                           851 square feet
                                  Fifth Amendment Space                          3,350 square feet
                                                                               -------
                                  Total ----------------------------------     106,865 square feet

                 (e)      Tenant's Proportionate Share:

                                  Original Premises                                         33.37%
                                  First Amendment Space                                      3.14%
                                  Second Amendment Space                                     2.05%
                                  Third Amendment Space                                      2.11%
                                  Fourth Amendment Space                                      .34%
                                  Fifth Amendment Space                                      1.33%
                                                                                            ------
                                  Total........................................             42.34%

                 (f)      Base Year:

                                  Original Premises                                           1994
                                  First Amendment Space                                       1995
                                  Second Amendment Space                                      1995
                                  Third Amendment Space                                       1996
                                  Fourth Amendment Space                                      1996
                                  Fifth Amendment Space                                       1997

         6. Except as expressly modified by this Fifth Amendment, the Lease remains unchanged and in full force and effect.


                     [Signatures appear on following page]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Fifth Amendment as of the day and year first above written.


                              LANDLORD:
                              --------

                              HYATT PLAZA LIMITED PARTNERSHIP,
                              a Virginia limited partnership

                              By: Fair Lakes Hyatt Limited Partnership, a Virginia general partnership, its general partner

                              By:     Fair Lakes of Virginia, Inc.,
                                      a Virginia corporation
                                      its general partner


                              By:                [SIG]
                                      -----------------------------------
                              Name:
                                      -----------------------------------
                              Its:
                                      -----------------------------------


                              TENANT:
                              ------

                              AMERICAN MANAGEMENT SYSTEMS,
                              INC., a Delaware corporation


                              By:     /s/ Frank A. Nicolai
                                      -----------------------------------
                              Name:
                                      -----------------------------------
                              Its:
                                      -----------------------------------


[FOLLOWED BY FLOOR PLANS ATTACHED AS EXHIBIT A]

                   FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT



         THIS FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT (the "Fifth Amendment") is made and entered into this 30th day of November, 1996, but effective for all purposes on the Assignment Date (hereinafter defined) by and among HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership, and AMERICAN MANAGEMENT SYSTEMS, INC., a Delaware corporation (hereinafter sometimes referred to as "Assignee" and/or "Tenant") with reference to the following:


                                   RECITALS:


         A. Pursuant to the terms of that certain Office Lease Agreement dated May 21, 1990, as amended by First Amendment dated July 12, 1990, Second Amendment dated July 27, 1990, Third Amendment dated April 18, 1991 and Fourth Amendment dated September 22, 1994 (collectively hereinafter referred to as the "Lease"), Landlord leased to Trident Data Systems, Inc., a California corporation ("Original Tenant") that certain premises (the "Premises") more particularly described therein. All capitalized terms used in this Fifth Amendment which are not defined herein, shall have the same meaning and definition as used in the Lease.

         B. Pursuant to that certain Assignment of Office Lease Agreement dated __________, 1996 (the "Assignment") by and between Original Tenant and Assignee, Original Tenant, with Landlord's consent, has assigned to Assignee all of its right, title and interest in and to the Lease (as defined in the Assignment). The Assignment contains certain provisions which permit the Original Tenant and the Assignee to terminate the Assignment should certain events occur. The date that all of the rights of Assignee and the Original Tenant to terminate the Assignment cease and the assignment of the Lease to the Assignee becomes effective is hereinafter referred to as the "Assignment Date."

         C. The parties have agreed to amend certain terms and provisions of the Lease, as of the Assignment Date.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. From and after the Assignment Date, any and all references in the Lease to the term Tenant shall mean and refer to the Assignee.

         2. As of the Assignment Date, Tenant exercises its right of renewal set forth in Rider No. 4 of the Lease. As a result of the foregoing exercise, the Term of the Lease has been extended for an additional six (6) years, two (2) months (the "Extension Term"), commencing on January 1, 1998 (the "Extension Commencement Date") and expiring on February 29, 2004 (the "Expiration Date"). The Base Rent for the Extension Term shall be $413,462.60 per year ($34,455.22 per month), based upon $20.60 times 20,071, the number of square feet of Rentable Area in the Premises. The Base Rent for the Extension Term shall be increased by 3% annually on each

January 1st throughout the Extension Term, with the first increase occurring on January 1, 1999. During the Extension Term, the Base Operating Expenses Amount and the Base Real Estate Taxes Amount shall be equal to Tenant's proportionate share of the actual Operating Expenses and Base Real Estate Taxes incurred by Landlord with respect to the Building during calendar year 1998.

         3. Landlord and Tenant agree that Tenant shall lease the Premises in its "as is" and "where is" condition during the Extension Term and Landlord shall not be obligated to make any improvements whatsoever to the Premises as a condition of Tenant's extension of the Lease, nor shall Landlord be obligated to provide Tenant any allowances.

         4. As of the Assignment Date, Article 12 - Alterations shall be deleted in its entirety, and replaced with the following:

                 "After the initial Leasehold Improvements are completed, Tenant shall not, at any time during the Term, without Landlord's prior written consent, make any Alterations (hereinafter defined) to the Premises. Should Tenant desire any Alterations, Tenant agrees to submit all plans and specifications for same to Landlord for Landlord's written approval, before beginning such work and Landlord's approval shall not be unreasonably withheld, conditioned or delayed. Provided Tenant has supplied Landlord with information and plans for the Alterations which reasonably details the nature and scope of the same, Landlord's failure to respond to Tenant's request for approval within ten (10) business days after receipt of the information, plans and request for approval, shall be deemed to be Landlord's approval of the same. Landlord shall not be considered as unreasonably withholding its approval by refusing to consent to any Alterations which alter the exterior appearance of the Building, or the public lobbies, corridors, or common areas thereof, which will or are likely to cause any weakening of any part of the structure of the Premises or Building or which may cause damage or disruption to any Building system and such damage or disruption is not repaired as part of the Alterations. Upon Tenant's receipt of Landlord's written approval, Tenant may proceed with the construction of the approved Alterations, but only so long as they are in substantial compliance with the plans and specifications approved by Landlord and provisions of this Article
         12. Additionally, the construction of any alterations (regardless of whether or not Landlord's prior approval of the work is required by this Lease), the alterations themselves, or any maintenance thereof shall comply with all building, safety, fire, plumbing, electrical and other codes and governmental and insurance requirements, and shall not require an amount of water, electricity, gas, heat, ventilation, or air-conditioning which exceeds reasonable level of consumption for a modem business office unless prior written arrangements reasonably satisfactory to Landlord are made with respect thereto. All alterations shall be made at Tenant's expense, either by Tenant's contractors which have been approved in advance by Landlord or at Tenant's option, by Landlord's contractors on terms reasonably satisfactory to Tenant. In the event Landlord actually constructs the alterations or is retained by Tenant to supervise or manage the construction by contractors selected by Tenant and approved by Landlord, then Tenant shall pay to Landlord a fee equal to ten percent (10%) of the actual costs of such work, such fee to cover Landlord's overhead related to the work, including, but not limited to, Landlord's review of the plans and specifications, coordination of the work, consultation with professionals regarding the work, and general administration allocable to the work. The foregoing fee will not be charged in circumstances where Landlord has merely approved the Alterations. All such construction shall be completed promptly and in a good and workmanlike manner and shall be performed in compliance with the lien provisions set forth in Article 13 of the Lease.

                 As used in the Lease, the term Alterations refers to work performed after the completion of the initial Leasehold Improvements which would reasonably be considered major construction, renovations or changes to the Premises, having a material impact on the appearance of the Premises or to other portions of the Building, or would otherwise have a material impact (structural, mechanical, operational or otherwise) upon the Building, and/or the total cost of the construction, renovations or changes is more than $75,000.00. Alterations do not include, by way of example, by hanging of pictures, the movement of furniture and flexible space walls or partitions, or the painting of the interior of the Premises. Prior to commencing any alterations, Tenant will coordinate with Landlord so as to schedule the movement of men, material and equipment through the Building's common areas in a manner which does not unreasonably interrupt the normal Building operations and the use and enjoyment of the Building by other tenants therein.

                 All existing Improvements and improvements to the Premises constructed by Tenant and paid for by Tenant from funds supplied by Landlord either in the form of allowances or credits shall be and remain the Landlord's property, and shall not be removed from the Premises. Tenant shall have the right, upon expiration of the Term, to remove, at Tenant's expense, all alterations to the Premises (other than the Existing Improvements and the improvements or alterations paid by allowances granted by Landlord); specialized trade fixtures or other systems or items installed by Tenant pursuant to Article 12 of the Lease, and; moveable trade fixtures. Tenant agrees to remove, at Tenant's expense, all of its furnishings, furniture and movable personal property by the Expiration Date. Tenant will promptly restore any damage to the Premises or Building caused by its removal of its property."

         5. From and after the Extension Commencement Date, the following terms as defined in the Lease shall have the following meanings:

                 (a) Term: Thirteen (13) years, five (5) months and seventeen (17) days.

                 (b)      Expiration Date:  February 29, 2004.

                 (c)      Base Rent:$413,462.60 per year ($34,455.22 per
month), which amount is based upon $20.60 per square foot of Rentable Area in the Premises, effective as of the Extension Commencement Date, as adjusted pursuant to Section 5.02 of the Lease, as modified herein.

                 (d)      Adjustment Factor:  3.0%

                 (e)      Tenant's Proportionate Share:8.05%

         6. From and after the Assignment Date, Section 5.02 of the Lease shall be deleted and the following inserted in lieu thereof.

                          "(a)    During the Term of this Lease, the Base Rent
         shall be adjusted on January 1, 1999 and the first day of January thereafter pursuant to this Section. The dates described in this Section for computing the adjustment in Base Rent are hereinafter sometimes referred to collectively as "Rental Adjustment Dates" and singularly as a "Rental Adjustment Date". All adjustment to Base Rent required by this Section 5.02 shall be made as hereinafter described:

                 (1) On the first Rental Adjustment Date, the Base Rent shall be multiplied by the Adjustment Factor and the amount computed shall be added to the Base Rent as of the first Rental Adjustment Date and the resulting sum shall be the adjusted Base Rent (hereinafter the "Adjusted Rent") to be paid by the Tenant to Landlord, in advance, without demand, in equal monthly installments, on the first day of each calendar month until the next Rental Adjustment Date.

                 (2) On the second Rental Adjustment Date and on every Rental Adjustment Date throughout the term of this Lease, the Adjusted Rent payable in the year immediately preceding the Rental Adjustment Date in question shall be multiplied by the Adjustment Factor and the amount computed shall be added to the Adjusted Rent for the year immediately preceding the Rental Adjustment Date and the resulting sum shall be the Adjusted Rent for that rental year to be paid by the Tenant to Landlord, in advance, without demand, in equal monthly installments, on the first day of each calendar month until the next Rental Adjustment Date.

                          (b) Landlord shall provide Tenant with written notice of each adjustment pursuant to Section 3.02(b), which notice shall provide the basis upon which such adjustment has been calculated; provided, however, that if for any reason Landlord does not notify Tenant of the amount of such adjustment until after any Rental Adjustment Date, Tenant shall continue to pay the Base Rent or Adjusted Rent, as the case may be, payable prior to the Rental Adjustment Date, and Tenant, within five (5) days following Landlord's delivery of written notice of such adjustment shall pay to Landlord in a lump sum the amount of any increase in the Base Rent resulting from such adjustment for all months in the existing calendar year prior to and including the month 'in which such notice of adjustment is received and during the remainder of such year Tenant shall pay to Landlord the Adjusted Rent as set forth in such notice."


         7. Section 1.01.6 and all references to Base Net Rent shall be deleted.

         8. This Fifth Amendment shall be effective only upon the Assignment Date. Should, for any reason, either the Original Tenant or the Assignee terminate the Assignment, then this Fifth Amendment shall be null and void and the Original Tenant shall continue to occupy the Premises pursuant to the terms of the Lease, unmodified, and in full force and effect.

                 IN WITNESS WHEREOF, Landlord and Tenant have executed this Fifth Amendment as of the day and year first above written.




                               LANDLORD:
                               ---------

                               HYATT PLAZA LIMITED PARTNERSHIP,
                               a Virginia limited partnership

                               By:  Fair Lakes Hyatt Limited Partnership, a
                                    Virginia general partnership, its
                                    general partner


                               By:  Fair Lakes of Virginia, Inc.,
                                    a Virginia corporation
                                    its general partner

                               By:   /s/ Milton V. Peterson
                                  --------------------------------
                               Name: Milton V. Peterson
                                     -----------------------------
                               Its:  President
                                     -----------------------------



                               ASSIGNEE/TENANT:
                               ----------------

                               AMERICAN MANAGEMENT SYSTEMS, INC.,
                                 a Delaware corporation, successor-in-interest to Trident Data Systems, Inc., a California corporation


                               By: /s/ Frank Nicolai
                                   --------------------------------
                               Name:
                                     ------------------------------
                               Its:
                                   --------------------------------

                              ASSIGNMENT OF LEASE

         THIS ASSIGNMENT OF LEASE (the "Assignment") is made and entered into this 30th day of September, 1996 by and between Trident Data Systems, Inc. (the "Assignor") and American Management Systems, Inc. (the "Assignee"), with reference to the following:

                                   RECITALS:

         A. Pursuant to a Lease Agreement, dated May 17, 1990 as amended by the First Amendment dated July 12, 1990, the Second Amendment dated July 27, 1990, the Third Amendment dated April 18, 1991 and the Fourth Amendment dated September 22, 1994 (collectively the "Lease") by and between Assignor and Hyatt Plaza Limited Partnership (the "Landlord"), Assignor leased certain premises totaling 20,071 rentable square feet more particularly described therein.

         B. Assignor desires to assign unto the Assignee all of the Assignor's rights, title and interest under the Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Effective as of February 1, 1997 (the "Effective Date") Assignor assigns all of its rights and obligations under the Lease and Assignee accepts such assignment of all the Assignor's rights and obligations thereunder. In the event the Premises are not made available to the Assignee by the Effective Date, the Assignor shall pay the Assignee a penalty of $1,219.87 for each day the Premises are not available beyond the Effective Date. In addition, if the Premises are not made available to the Assignee by March 1, 1997, the Assignee shall have the option to cancel the Assignment.

         2. From and after the Effective Date, Assignee will perform all of the provisions to be performed under the Lease by Assignor and Landlord shall be entitled to all the rights, benefits and rentals accruing thereunder.

         3. The Assignor shall pay the Assignee $80,000 in two equal installments of $40,000 payable on January 1, 1997 and March 1, 1997. In addition, the Assignor shall pay a brokerage commission to Cushman & Wakefield equal to $12,142.96 as the Assignee's broker representative. The amounts due from Assignor to Assignee under this paragraph 3 are solely the obligation of the Assignor and shall under no circumstances have any effect upon the Lease or this Assignment.

         4. The Assignor represents and warrants that the monthly base rent for the Premises will be $36,596.12 per month through December 31, 1997. In addition, the Assignor currently pays $1,610.24 per month in estimated real estate tax and operating expense passthroughs which is subject to adjustment based upon actual costs pursuant to Article 6 of the Lease.

         5. This Assignment is contingent on Pacific Mutual Life Insurance Company countersigning a lease with Trident Data Systems, Inc. for office space at 10455 White Granite Drive, Oakton, Virginia. In the event the Assignor has not satisfied the contingency within ten (10) days of the date hereof, then the Assignor shall have the option to rescind this Assignment at any time within twenty (20) days thereafter.

         6. Assignor, Assignee and Landlord acknowledge and agree that the Assignee shall have no rights to the security deposit under the Lease and that the security deposit will be returned to the Assignor by Landlord in accordance with the terms of a separate agreement.

         WITNESS the following signatures and seals of Assignor and Assignee made as of the date first above written.


                                  ASSIGNOR:
                                  --------

                                  TRIDENT DATA SYSTEMS, INC.

                                  By:    /s/ David A. Muckley
                                     ---------------------------------
                                  Name:  David A. Muckley
                                      --------------------------------
                                  Its:  President & CEO
                                        ------------------------------

                                  ASSIGNEE:
                                  --------

                                  AMERICAN MANAGEMENT SYSTEMS, INC.

                                  By:   /s/ Frank A. Nicolai
                                     ---------------------------------
                                  Name:
                                      --------------------------------
                                  Its:
                                     ---------------------------------

         The undersigned, the Landlord of the above referenced Lease, hereby executes this Assignment solely to evidence its consent to the assignment by the Assignor to the Assignee. The undersigned reserves its rights under the Lease to consent and approve any future assignment of the Lease. The consent by Landlord shall not be deemed a release of the Assignor of the Tenant's obligations under the Lease accruing prior to the Effective Date of this Assignment. Upon the Assignor surrendering possession by the Effective Date, the Assignor and Landlord shall have no further obligations to each other under the Lease except for the following provisions which expressly state that such provisions shall survive termination of the Lease: Articles 5.04, 6.01 and 6.02.

                           LANDLORD:
                           --------

                           By:  Fair Lakes Hyatt Limited Partnership*, its g.p.
                           By:  Fair Lakes of Virginia, Inc.**, its gen. partner

                           By:    /s/ Milton V. Peterson
                              ---------------------------------
                           Name: Milton V. Peterson
                           Its: President

                           *   a Virginia limited partnership
                           **  a Virginia corporation

                           By:
                              -----------------------------
                           Name:
                                ----------------------------
                           Its:
                               -----------------------------


                           By:
                              ------------------------------
                           Name:
                                -----------------------------
                           Its:
                               ------------------------------